Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

BACKSTOP COMMITMENT AGREEMENT

AMONG

NOBLE CORPORATION PLC,

THE OTHER DEBTORS PARTY HERETO

AND

THE BACKSTOP PARTIES PARTY HERETO

Dated as of October 12, 2020

i

SCHEDULES AND EXHIBITS

Schedule 1	Backstop Commitment Percentages

Exhibit A	Rights Offering Procedures

Exhibit B	Joinder Agreement – Issuer

Exhibit C	Joinder Agreement – Ultimate Subscriber

BACKSTOP COMMITMENT AGREEMENT

THIS BACKSTOP COMMITMENT AGREEMENT (this “Agreement”), dated as of October 12, 2020, is made by and among Noble Corporation plc, a company organized under the Laws of England and Wales (the “Company”) and each of its direct and indirect debtor subsidiaries that filed chapter 11 cases on July 31, 2020, and September 24, 2020 (the “Chapter 11 Cases”), under Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as it may be amended from time to time, the “Bankruptcy Code”) currently pending in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) (together with the Company, each a “Debtor” and, collectively, the “Debtors”), on the one hand, and the Backstop Parties set forth on Schedule 1 hereto, as may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement (each referred to herein, individually, as a “Backstop Party” and, collectively, as the “Backstop Parties”), on the other hand. The Company, the other Debtors and each Backstop Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, the Debtors and the Backstop Parties have entered into a Restructuring Support Agreement, dated as of July 31, 2020 (including the terms and conditions set forth in the Restructuring Term Sheet attached as Exhibit B to the Restructuring Support Agreement (the “Restructuring Term Sheet” and collectively, including all exhibits attached thereto, as may be amended, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”)), which, among other things, (a) provides for the restructuring of the Debtors’ capital structure and financial obligations pursuant to a plan of reorganization (the “Plan”) to be filed in the Chapter 11 Cases implementing the terms and conditions of the Restructuring, and (b) requires that the Plan be consistent with the Restructuring Support Agreement;

WHEREAS, the Debtors plan to file with the Bankruptcy Court, in accordance with the terms of the Restructuring Support Agreement, motions seeking entry of, among others, the BCA Approval Order, the Disclosure Statement Order and the Confirmation Order (each as defined below);

WHEREAS, pursuant to the Restructuring Support Agreement, the Plan and this Agreement, the Company will conduct the Rights Offering (as defined below) of rights (the “Rights”) to subscribe for on the Effective Date (as defined below), at an aggregate subscription price of Two Hundred Million Dollars ($200,000,000) for the Rights Offering Securities (as defined below), Two Hundred Million Dollars ($200,000,000) (less the aggregate nominal value of the Participation Equity (as defined below)) in aggregate principal amount of Second Lien Notes (as defined below), of which (i) One Hundred Sixteen Million Dollars ($116,000,000) (less the aggregate nominal value of 58% of the Participation Equity) in aggregate principal amount of Second Lien Notes (equal to 58% of the Second Lien Notes offered in connection with the Rights Offering), including the Ad Hoc Guaranteed Group Holdback Notes (as defined below), shall be offered to holders of Allowed General Unsecured Claims against Debtor Group B (as defined in the Plan) (including Priority Guaranteed Notes Claims (as defined in the Plan)) (the “Guaranteed Notes Allocation”) and (ii) Eighty Four Million Dollars ($84,000,000) (less the aggregate nominal value of 42% of the Participation Equity) in aggregate principal amount of Second Lien Notes (equal to 42% of the Second Lien Notes offered in connection with the Rights Offering), including the Ad Hoc Legacy Group Holdback Notes (as defined below), shall be offered to holders of Allowed General Unsecured Claims against Debtor Group C (as defined in the Plan) (including Legacy Notes Claims (as defined in the Plan)) (the “Legacy Notes Allocation”);

WHEREAS, each participant in the Rights Offering in respect of the Guaranteed Notes Allocation shall subscribe for its pro rata share (based on the amount of such participant’s outstanding Guaranteed Notes (as defined below)) of 8,700,000 New Shares (equal to 17.4% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP (each as defined below)), including the Ad Hoc Guaranteed Group Holdback Shares (as defined below), and each participant in the Rights Offering in respect of the Legacy Notes Allocation shall subscribe for its pro rata share (based on the amount of such participant’s outstanding Legacy Notes (as defined below)) of 6,300,000 New Shares (equal to 12.6% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)), including the Ad Hoc Legacy Group Holdback Shares (as defined below) (collectively, the “Participation Equity”);

WHEREAS, pursuant to the terms of this Agreement, (i) the members of the Ad Hoc Guaranteed Group (the “Ad Hoc Guaranteed Group Backstop Parties”) have agreed to subscribe for on the Effective Date, at an aggregate subscription price of Forty Three Million Five Hundred Thousand Dollars ($43,500,000), (x) Forty Three Million Five Hundred Thousand Dollars ($43,500,000) (less the aggregate nominal value of the Ad Hoc Guaranteed Group Holdback Shares (as defined below)) in aggregate principal amount of Second Lien Notes (the “Ad Hoc Guaranteed Group Holdback Notes”) and (y) 3,262,500 New Shares (equal to 6.525% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)) (the “Ad Hoc Guaranteed Group Holdback Shares”) and (ii) (A) the members of the Ad Hoc Legacy Group (the “Ad Hoc Legacy Group Backstop Parties”) and (B) certain Legacy Noteholders that participated in a joinder process to commit to fund a portion of the Rights Offering have agreed to subscribe for on the Effective Date, at an aggregate subscription price of Thirty One Million Five Hundred Thousand Dollars ($31,500,000), (x) Thirty One Million Five Hundred Thousand Dollars ($31,500,000) (less the aggregate nominal value of the Ad Hoc Legacy Group Holdback Shares (as defined below)) in aggregate principal amount of Second Lien Notes (the “Ad Hoc Legacy Group Holdback Notes”, and together with the Ad Hoc Guaranteed Group Holdback Notes, the “Holdback Notes”) and (y) 2,362,500 New Shares (equal to 4.725% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)) (the “Ad Hoc Legacy Group Holdback Shares”, and together with the Ad Hoc Guaranteed Group Holdback Shares, the “Holdback Shares”, and the Holdback Shares together with the Holdback Notes, the “Holdback Securities”); and

WHEREAS, subject to the terms and conditions contained in this Agreement and as set forth in the Restructuring Term Sheet, each Backstop Party has agreed to subscribe for (on a several and not joint basis) its Backstop Commitment Percentage of the Unsubscribed Securities.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, each of the Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Restructuring Support Agreement. Except as otherwise expressly provided in this Agreement, or unless the context otherwise requires, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“Ad Hoc Guaranteed Group” means the ad hoc group of Guaranteed Noteholders represented by Kramer Levin, Akin Gump, Foley Lardner, and Ducera.

“Ad Hoc Legacy Group” means the ad hoc group of Legacy Noteholders represented by Milbank and Houlihan.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Affiliated Funds of such Person); provided, that for purposes of this Agreement, no Backstop Party shall be deemed an Affiliate of the Company or any of the other Debtors. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Affiliated Fund” means, with respect to any Person, (a) any investment funds, managed accounts or other entities who are advised by such Person or the same investment advisor or manager or by investment advisors which are Affiliates of such Person or (b) any investment advisor with respect to an investment fund, managed account or entity it advises.

“Akin Gump” means Akin Gump LLP, as English legal counsel to the Ad Hoc Guaranteed Group.

“Alternative Transaction” means any plan of reorganization or liquidation, exchange offer, tender offer, dissolution, winding up, refinancing, recapitalization, restructuring, merger, consolidation, business combination, joint venture, partnership, or sale of material assets or equity involving the Company and/or any of the other Debtors, other than the Restructuring.

“Antitrust and Foreign Investment Approvals” means any notification, authorization, approval, consent, filing, application, non-objection, expiration or termination of applicable waiting period (including any extension thereof), exemption, determination of lack of jurisdiction, waiver, variance, filing, permission, qualification, registration or notification required or, if agreed between the Company and the Requisite Backstop Parties (in each case, acting reasonably) advisable, under any Antitrust and Foreign Investment Laws.

“Antitrust and Foreign Investment Authorities” means any Governmental Entity having jurisdiction pursuant to the Antitrust and Foreign Investment Laws, including the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, and the attorneys general of the several states of the United States, CFIUS, and any other applicable federal, state, national, or foreign authority, and “Antitrust and Foreign Investment Authority” means any of them.

“Antitrust and Foreign Investment Laws” means any Law governing foreign investment, agreements in restraint of trade, monopolization, merger or pre-merger notification, the lessening of competition through merger or acquisition or anti-competitive conduct, including the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act and the Federal Trade Commission Act, the DPA, and any other applicable federal, state, national, or foreign laws.

“Articles of Association” means the amended and restated articles of association or similar organizational documents of the Issuers as of the Closing Date, which shall be in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Company.

“Available Securities” means the Backstop Securities and/or Holdback Securities, in each case, that any Backstop Party fails to subscribe for as a result of a Backstop Party Default by such Backstop Party.

“Backstop Commitment Percentage” means, with respect to any Backstop Party, such Backstop Party’s percentage of the Backstop Commitment as set forth opposite such Backstop Party’s name under the column titled “Backstop Commitment Percentage” on Schedule 1 (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement, including to reflect any Ultimate Subscriber of such Backstop Parties’ Backstop Commitment or Holdback Commitment pursuant to Section 2.6) (the aggregate of such percentages to equal 100%), subject to the Legacy Undersubscription Rights as applicable. Any reference to “Backstop Commitment Percentage” in this Agreement means the Backstop Commitment Percentage in effect at the time of the relevant determination. Schedule 1 shall be redacted in accordance with Section 10.12.

“Backstop Party Default” means the failure by any Backstop Party to deliver and pay the aggregate Subscription Price by the Backstop Escrow Funding Date in accordance with Section 2.4(b) for (a) such Backstop Party’s Backstop Commitment Percentage of Backstop Securities or Holdback Securities or (b) the Rights Offering Securities committed to be subscribed for by it pursuant to Section 2.1(b).

“Backstop Securities” means the Unsubscribed Securities subscribed for by the Backstop Parties pursuant to the terms hereof.

“BCA Approval Motion” means the motion to be filed by the Debtors seeking approval of this Agreement and entry of the BCA Approval Order.

“BCA Approval Obligations” means the obligations of the Company and the other Debtors under this Agreement and the BCA Approval Order.

“BCA Approval Order” means an order, in form and substance reasonably satisfactory to the Requisite Backstop Parties and consistent with the Restructuring Support Agreement, entered by the Bankruptcy Court approving the BCA Approval Motion and the Company’s entry into this Agreement, including approval of all fees, premiums and holdback allocations embodied therein and reimbursement of the reasonable and documented out-of-pocket fees and expenses of Kramer Levin, Akin Gump, Foley Lardner, Ducera, Milbank and Houlihan.

“Board” means the board of directors of the Company.

“Business Day” means any day, other than a Saturday, Sunday or legal holiday, as defined in Bankruptcy Rule 9006(a).

“Causes of Action” means any action, claim, cause of action, controversy, demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, offset, power, privilege, license, and franchise of any kind or character whatsoever, whether known, unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after July 31, 2020, in contract or in tort, in law or in equity, or pursuant to any other theory of law. For the avoidance of doubt, “Causes of Action” includes: (a) any right of setoff, counterclaim, or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to claims or interests; (c) any claim pursuant to Section 362 or chapter 5 of the Bankruptcy Code; (d) any claim or defense including fraud, mistake, duress, and usury, and any other defenses set forth in Bankruptcy Code Section 558; and (e) any state or foreign law fraudulent transfer or similar claim.

“CFIUS” means the Committee on Foreign Investment in the United States and each member agency thereof acting in such capacity.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and the rulings issued thereunder.

“Collective Bargaining Agreements” means any and all written agreements, memoranda of understanding, contracts, letters, side letters and contractual obligations of any kind, nature and description, that have been entered into between any of the Debtors and any Employee Representative or that any of the Debtors are bound by.

“Company Disclosure Schedules” means the disclosure schedules delivered by the Company to the Backstop Parties on the date of this Agreement.

“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Debtors.

“Company Plans” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, and all other compensation and benefits plans, policies, programs, contracts, arrangements or payroll practices, and each other stock purchase, stock option, restricted stock, other stock or stock-based, severance, retention, employment, consulting, transaction, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, retirement, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, in each case, that is sponsored, maintained, contributed or required to be contributed to by the Company or any of the other Debtors, or under which the Company or any of the other Debtors has any current or potential liability, contingent or otherwise.

“Company SEC Documents” means all of the reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed with the SEC by the Company.

“Confirmation Order” means a Final Order of the Bankruptcy Court, in form and substance consistent with the Restructuring Support Agreement and reasonably satisfactory to the Debtors and the Requisite Backstop Parties, confirming the Plan pursuant to Section 1129 of the Bankruptcy Code, which remains in full force and effect and is not subject to a stay.

“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding any Company Plan and the Plan.

“Cover Subscriber” means each Person (excluding any Debtors) acquiring Available Securities pursuant to a Cover Transaction.

“Cover Transaction” means a circumstance in which an Issuer, the Company or any Affiliate thereof funds all or a portion of the Deficiency Amount through available cash and/or an Issuer, the Company or any Affiliate thereof arranges for the issuance of any remaining Available Securities to any other Person.

“Defaulting Backstop Party” means, at any time, any Backstop Party that caused a Backstop Party Default that is continuing at such time.

“Deficiency Amount” means the difference between (a) the Rights Offering Amount, minus (b) the aggregate amount on deposit in the Rights Offering Escrow Accounts, calculated as of the first Business Day following the expiration of the Guaranteed Backstop Party Replacement Period or the Legacy Backstop Party Replacement Period, as applicable (after giving effect to a Guaranteed Backstop Party Replacement and/or a Legacy Backstop Party Replacement).

“Definitive Documents” has the meaning set forth in the Restructuring Support Agreement.

“Disclosure Statement” means the Company’s disclosure statement, including any exhibits, appendices, related documents, ballots, and procedures related to the solicitation of votes to accept or reject the Plan, in each case, as amended, supplemented, or otherwise modified from time to time in accordance with the terms of this Agreement or the Restructuring Support Agreement, that is in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Company and consistent with the Restructuring Support Agreement.

“Disclosure Statement Motion” means the Debtors’ motion for an order, among other things, (a) approving the Disclosure Statement; (b) establishing a voting record date for the Plan; (c) approving solicitation packages and procedures for the distribution thereof; (d) approving the forms of ballots; (e) establishing procedures for voting on the Plan; and (f) establishing notice and objection procedures for the confirmation of the Plan.

“Disclosure Statement Order” means an order entered by the Bankruptcy Court approving the Disclosure Statement and Solicitation Materials as containing, among other things, “adequate information” as required by Sections 1125 and 1126(b) of the Bankruptcy Code.

“DPA” means Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. §4565), and all rules and regulations issued and effective thereunder.

“DTC” means The Depository Trust Company.

“Ducera” means Ducera Partners LLC, as financial advisor to the Ad Hoc Guaranteed Group.

“Effective Date” means the date upon which (a) no stay of the Confirmation Order is in effect, (b) all conditions precedent to the effectiveness of the Plan have been satisfied or are expressly waived in accordance with the terms thereof, as the case may be, (c) the Restructuring and the other transactions to occur on the effective date pursuant to the Plan become effective or are consummated and (d) the substantial consummation (as defined in section 1101 of the Bankruptcy Code) of the Plan occurs.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“EU” means the European Union.

“EU Member State” means a member state of the European Union.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exit Revolver” has the meaning set forth in the Restructuring Term Sheet.

“Final Order” means an order or judgment of the Bankruptcy Court, or any other court of competent jurisdiction, as entered on the docket in any Chapter 11 Case or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, reconsidered, readjudicated, modified or amended, and as to which the time to appeal or seek certiorari or move, under Bankruptcy Rule 9023 or Rule 59 of the Federal Rules of Civil Procedure, for a new trial, reargument or rehearing has expired, and no appeal or petition for certiorari or other proceeding for a new trial, reargument or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument or rehearing shall have been denied or resulted in no modification of such order; provided that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such order shall not prevent such order from being a Final Order.

“Foley Lardner” means Foley & Lardner LLP, as local legal counsel to the Ad Hoc Guaranteed Group.

“General Rights Offering Escrow Account” means the account established pursuant to the Rights Offering Procedures pursuant to which Rights Offering Participants are required to fund the Subscription Price.

“Governmental Entity” means any U.S. or non-U.S. multinational, federal, state, municipal, local, judicial, administrative, legislative or regulatory or competition, antitrust or foreign investment authority, agency, department, commission, regulator court, or tribunal of competent jurisdiction or any quasi-governmental or private body exercising any administrative, executive, judicial, legislative, police, regulatory, taxing, importing or other governmental or quasi-governmental authority (including any branch, department or official thereof).

“Guaranteed Noteholders” means the beneficial holders of, or investment advisors, investment managers, managers, nominees, advisors, or subadvisors to funds that beneficially own, the Guaranteed Notes.

“Guaranteed Notes” means the senior guaranteed notes due February 2026 issued pursuant to that certain Indenture, dated January 31, 2018, by and among Noble Holding International Limited as issuer, the Company as parent guarantor, Noble 2018-I Guarantor LLC, Noble 2018-II Guarantor LLC, Noble 2018-III Guarantor LLC, and Noble 2018-IV Guarantor LLC as subsidiary guarantors, and U.S. Bank as trustee.

“HM Treasury” means Her Majesty’s Treasury (United Kingdom).

“Houlihan” means Houlihan Lokey Capital, Inc., as financial advisor to the Ad Hoc Legacy Group.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“HSR Filing” means the filing of the Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission.

“Intellectual Property” means all intellectual or industrial property rights of any kind or description arising or enforceable under the Laws of the United States or of any other country or jurisdiction, including any: (a) trademarks, service marks, service names, trade dress, domain names, trade names, logos and all other similar indicia of source or origin, (b) patents, inventions, invention disclosures, and proprietary rights in technology, know-how, formulae, compilations, programs, techniques, processes and methods, (c) copyrights and proprietary rights in copyrighted works (including proprietary rights in Software, works of authorship, derivative works, databases and compilations, advertising and promotional materials, and online, mobile and social media content and documentation), (d) trade secrets and confidential or proprietary information or content, and (e) registrations, applications, renewals, re-issues, continuations, continuations-in-part, divisions, extensions, re-examinations and foreign counterparts of any of the foregoing, as applicable.

“IRS” means the United States Internal Revenue Service.

“Issuers” means the Parent Issuer and the Subsidiary Issuer.

“Jackson Walker” means Jackson Walker L.L.P., as local counsel to the Ad Hoc Legacy Group.

“Knowledge of the Company” means the actual knowledge, after a reasonable inquiry of their direct reports, of the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company.

“Kramer Levin” means Kramer Levin Naftalis & Frankel LLP, as legal counsel to the Ad Hoc Guaranteed Group.

“Law” means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, treaty, or convention in each case, that is validly adopted, promulgated, issued, or entered by a Governmental Entity of competent jurisdiction (including the Bankruptcy Court).

“Leased Real Property” means, collectively, the real property leased, used or otherwise occupied by the Company or any of the other Debtors pursuant to a Real Property Lease.

“Legacy Noteholders” means the beneficial holders of, or investment advisors, investment managers, managers, nominees, advisors, or subadvisors to funds that beneficially own, the Legacy Notes.

“Legacy Notes” means any notes issued pursuant to (x) that certain Indenture, dated as of November 21, 2008, between Noble Holding International Limited (“NHIL”) as issuer and the Bank of New York Mellon Trust Company, N.A. (“BNY Mellon”) as trustee (such indenture, the “2008 Indenture”) and (y) that certain Indenture, dated as of March 16, 2015, between NHIL as issuer and Wells Fargo Bank, N.A. as trustee (such indenture, the “2015 Indenture”), including the following:

(a)

The 4.90% Senior Notes due 2020 and 6.20% Senior Notes due 2040, issued pursuant to the Second Supplemental Indenture relating to the 2008 Indenture, dated as of July 26, 2010, by and among NHIL as issuer, the Company as guarantor, and BNY Mellon as trustee;

(b)

The 4.625% Senior Notes due 2021 and 6.05% Senior Notes due 2041, issued pursuant to the Third Supplemental Indenture relating to the 2008 Indenture, dated as of February 3, 2011, by and among NHIL as issuer, the Company as guarantor, and BNY Mellon as trustee;

(c)

The 3.95% Senior Notes due 2022 and 5.25% Senior Notes due 2042, issued pursuant to the Fourth Supplement to the 2008 Indenture, dated as of February 10, 2012, by and among NHIL as issuer, the Company as guarantor, and BNY Mellon as trustee;

(d)

The 7.950% Senior Notes due 2025 and 8.950% Senior Notes due 2045, issued pursuant to the First Supplemental Indenture relating to the 2015 Indenture, dated as of March 16, 2015, by and among NHIL as issuer, the Company as guarantor, and Wilmington Trust, National Association as trustee; and

(e)

The 7.750% Senior Notes due 2024, issued pursuant to the Second Supplemental Indenture relating to the 2015 Indenture, dated as of December 28, 2016, by and among NHIL as issuer, the Company as guarantor, and Wilmington Trust, National Association as trustee.

“Lien” means any lease, lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title, or judicial lien as defined in Sections 101(36) and (37) of the Bankruptcy Code or other restrictions of a similar kind.

“Material Adverse Change” means any event, change, effect, occurrence, development, circumstance or change of fact occurring or existing after July 31, 2020 that, individually or in the aggregate with one or more other events, changes, effects, occurrences, developments, circumstances or changes of fact, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, results of operations, or financial condition of the Debtors, taken as a whole, or (ii) the ability of the Debtors, taken as a whole, to perform its or their obligations under, or to consummate the transactions contemplated by this Agreement and any Transaction Agreement, including in connection with the Rights Offering; provided, however, that any change arising from or related to any of the following shall not constitute a Material Adverse Change or be taken into account in determining whether a Material Adverse Change has occurred or would reasonably be expected to occur: (a) customary occurrences as a result of events leading up to and following the commencement of a proceeding under chapter 11 of the Bankruptcy Code; (b) changes in general economic or industry conditions, including changes in the prices of oil, natural gas, condensate or natural gas liquids or other commodities, changes in exchange rates, interest rates or monetary policy, or the commodities, credit, financial, currency, securities or capital markets that generally affects the industry in which the Debtors operate or participate; (c) any natural (including weather-related) or man-made event or disaster, epidemic, pandemic or disease outbreak (including the COVID-19 virus), act of terrorism, sabotage, cyberattack, military action or war, or any escalation or worsening thereof; (d) changes in general legal, regulatory or political conditions after July 31, 2020; (e) changes in GAAP, applicable Laws or any accounting requirements applicable to any industry in which the Debtors operate or the interpretation of any of the foregoing after July 31, 2020; (f) any action or omission required, specifically permitted or contemplated to be taken or omitted by the Debtors pursuant hereto or which is otherwise taken or omitted with the consent, or at the request, of the Requisite Backstop Parties; (g) any action taken or omitted by any Backstop Party or any of their Representatives, including any breach hereof; (h) any failure by the Debtors to meet any internal or published projection for any period (provided that the underlying cause of any such failure may constitute, or be taken into account in determining, a Material Adverse Change to the extent not otherwise excluded under the foregoing clauses (a)–(g)); and (i) any change in the market price or trading volume of any debt or equity securities of the Debtors (provided that the underlying cause of any such change may constitute, or be taken into account in determining, a Material Adverse Change to the extent not otherwise excluded under the foregoing clauses (a)-(h)); provided that the exceptions set forth in clauses (b), (c), (d) and (e) above shall not apply to the extent that such event, change, effect, occurrence, development, circumstance or change of fact is disproportionately adverse to the Debtors, taken as a whole, as compared to other companies in the industries in which the Debtors operate.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactive materials, and any other hazardous or toxic substances, that are regulated as hazardous, toxic, contaminants, pollutants or words of similar import or could give rise to liability under any Environmental Law.

“Milbank” means Milbank LLP, as legal counsel to the Ad Hoc Legacy Group.

“MIP” has the meaning set forth in the Restructuring Term Sheet.

“New Shares” means the ordinary shares issued by the Parent Issuer on the Effective Date in accordance with the Plan and the Reorganized Noble Corporate Documents.

“Offering Period” means the period from the Subscription Commencement Date up until the Rights Offering Expiration Time.

“Order” means any judgment, ruling, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator.

“Owned Real Property” means all real property and interests in real property owned, in whole or in part, directly or indirectly by the Company and the other Debtors, together with all buildings, structures, fixtures and improvements now or subsequently located thereon, and all easements, rights of way, reservations, privileges, appurtenances and other estates and rights pertaining thereto.

“Parent Issuer” means such Person which is or is to be the ultimate parent company of the Reorganized Debtors on the Closing Date.

“Permitted Liens” means (a) Liens for Taxes, assessments, and other governmental levies, fees or charges that (i) are not due and payable or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (b) local, county, state and federal ordinances and regulations pertaining to the use or occupancy of Real Property, zoning laws, building codes and other land use Laws regulating the use or occupancy of any Real Property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such Real Property; (c) easements, covenants, conditions, restrictions and other similar matters affecting title to any Real Property and other title defects that do not or would not, individually or in the aggregate, materially impair the current use or occupancy of such real property or the operation of the Company’s or any of the other Debtors’ business as of the date of this Agreement or as of the Closing or, individually or in the aggregate, materially adversely affect the value of any Real Property; (d) Liens that, pursuant to the Plan and the Confirmation Order, will be discharged and released on the Effective Date; (e) solely with respect to personal property (or any other Intellectual Property), licenses of or other grants of rights to use Intellectual Property in the ordinary course of business, provided that no such licenses or other grants of rights prohibit or, individually or in the aggregate, materially impair, the use of such Intellectual Property as used by the Company and the other Debtors in, or the operation of, the business of the Company and the other Debtors as currently conducted; (f) solely with respect to the Company’s drilling units and Real Property, operators’, vendors’, suppliers of necessaries to the Company’s drilling units, carriers’, warehousemen’s, repairmen’s, mechanics’, workmen’s, materialmen’s, construction or shipyard liens (during repair or upgrade periods) or other like Liens arising in the ordinary course of business or statutory landlord’s liens, each of which is in respect of obligations that are not yet due or delinquent or have not been outstanding more than ninety (90) days (so long as no action has been taken to file or enforce such Liens within said ninety (90)-day period) or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto, provided that, in each case with respect to the Company’s Real Property, such Liens do not, individually or in the aggregate, materially impair the use or occupancy of such Real Property or the operation of the business of the Company and the other Debtors; and (g) Liens which do not impair, other than in an immaterial respect, the ability of the Debtors (taken as a whole) to operate in the ordinary course of business.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.

“Plan Supplement” means the compilation of documents and forms of documents, schedules, and exhibits to the Plan (as amended, supplemented, or modified from time to time in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules, and the Restructuring Support Agreement) to be filed by the Debtors within such time as specified in the Plan, and additional documents or amendments to previously filed documents, filed before the Effective Date as amendments to the Plan Supplement, including but not limited to the following, as applicable: (a) the Exit Revolver documents; (b) the Reorganized Noble Corporate Documents; (c) the Registration Rights Agreement; (d) the Schedule of Assumed Executory Contracts and Unexpired Leases (as defined in the Plan); (e) the Schedule of Rejected Executory Contracts and Unexpired Leases (as defined in the Plan); and (f) the list of retained Causes of Action. The Debtors shall have the right to amend the documents contained in, and exhibits to, the Plan Supplement through the Effective Date consistent with and subject to the Restructuring Support Agreement and this Agreement.

“Post-Effective Date Business” means the businesses, assets and properties of the Company and the other Debtors, taken as a whole, as of the Effective Date after giving effect to the transactions contemplated by the Plan, as described in the Disclosure Statement.

“Real Property” means, collectively, the Owned Real Property and the Leased Real Property.

“Real Property Leases” means those leases, subleases, licenses or use agreements, as amended, modified or restated, pursuant to which the Company or one of the other Debtors holds a leasehold or subleasehold estate in, or is granted the right to use or occupy, any land, buildings, structures, improvements, fixtures or other interest in real property used in the Company’s or the other Debtors’ business.

“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or shareholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or shareholder of any of the foregoing.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment.

“Reorganized Debtors” means the Issuers and the Debtors from and after the Effective Date.

“Reorganized Noble Corporate Documents” means the organizational and governance documents of the Reorganized Debtors and any subsidiaries thereof, including, as applicable, articles of association, certificates or articles of incorporation and bylaws, certificates of formation, partnership agreements, operating agreements, limited liability company agreements, limited partnership agreements, and any similar documents of the Reorganized Debtors, which in each case shall be consistent with the terms set forth in the Restructuring Support Agreement.

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Requisite Backstop Parties” means, collectively, the Backstop Parties (other than any Defaulting Backstop Parties) holding more than (a) fifty percent (50%) of the aggregate Backstop Commitment Percentages held by the Ad Hoc Guaranteed Group Backstop Parties (other than any Ad Hoc Guaranteed Group Backstop Parties that are Defaulting Backstop Parties) (the “Requisite Guaranteed Backstop Parties”) and (b) fifty percent (50%) of the aggregate Backstop Commitment Percentages held by the Ad Hoc Legacy Group Backstop Parties (other than any Ad Hoc Legacy Group Backstop Parties that are Defaulting Backstop Parties) (the “Requisite Legacy Backstop Parties”); provided that for purposes of this definition, each such Backstop Party shall be deemed to hold the Backstop Commitment Percentages held by such Backstop Party’s Related Subscribers.

“Requisite Consenting Priority Guaranteed Noteholders” has the meaning set forth in the Restructuring Support Agreement.

“Restructuring” has the meaning set forth in the Restructuring Term Sheet.

“Rights Offering” means the rights offering contemplated by the Rights Offering Procedures and otherwise reasonably satisfactory to the Requisite Backstop Parties.

“Rights Offering Amount” means $200,000,000.

“Rights Offering Escrow Accounts” means, collectively, the Backstop Escrow Account and the General Rights Offering Escrow Account.

“Rights Offering Expiration Time” means the time and the date on which the rights offering subscription form must be duly delivered to the Rights Offering Subscription Agent in accordance with the Rights Offering Procedures, together with the applicable Subscription Price.

“Rights Offering Participants” means those Persons who duly subscribe for Rights Offering Securities in accordance with the Rights Offering Procedures.

“Rights Offering Procedures” means the procedures with respect to the Rights Offering that are approved by the Bankruptcy Court pursuant to the BCA Approval Order, which procedures shall be in form and substance substantially as set forth on Exhibit A hereto and otherwise reasonably satisfactory to the Requisite Backstop Parties and the Company.

“Rights Offering Securities” means the Second Lien Notes (together with the corresponding Participation Equity) offered in the Rights Offering.

“Rights Offering Subscription Agent” means a subscription agent appointed by the Debtors and reasonably satisfactory to the Requisite Backstop Parties and the Company.

“RSA Joinder” means a “Joinder Agreement” (as defined in the Restructuring Support Agreement).

“SEC” means the U.S. Securities and Exchange Commission.

“Second Lien Notes” means the senior secured second lien notes described in the Second Lien Notes term sheet attached as Exhibit B to the Restructuring Term Sheet and issued by the Subsidiary Issuer pursuant to the terms of an indenture in form and substance satisfactory to the Requisite Backstop Parties and the Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means all computer software programs, application and code, including system software, application software (including mobile apps), software provided for access or use in a “hosted” or “SaaS” basis, scripts, routines, screens, user interfaces, report formats, and all software implementations of algorithms, models and methodologies, whether in object code or source code.

“Solicitation Materials” has the meaning set forth in the Restructuring Support Agreement.

“Subscription Price” means, as applicable, (a) the sum of the aggregate principal amount of the Second Lien Notes and the aggregate nominal value of the Participation Equity subscribed for by all Backstop Parties or Rights Offering Participants, as applicable, or (b) in the case of an individual Backstop Party, 100% of the principal amount of the Second Lien Notes and the aggregate nominal value of the Participation Equity subscribed for by such Backstop Party.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body or (c) has the power to direct the business and policies.

“Subsidiary Issuer” means the Subsidiary of the Parent Issuer that is to issue the Second Lien Notes in accordance with the Plan, the Rights Offering Procedures and this Agreement.

“Support Date” has the meaning set forth in the Restructuring Support Agreement.

“Taxes” means all taxes, assessments, duties, levies or other mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, share capital, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group.

“Transfer” means sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions in which any Person receives the right to own or acquire any current or future interest in). “Transfer” used as a noun has a correlative meaning. For the avoidance of doubt, to the extent that a Backstop Party’s Claim(s) may be loaned by such Backstop Party (and consequently pledged, hypothecated, encumbered, or rehypothecated by) as part of customary securities lending arrangements (each such arrangement, a “Customary Securities Lending Arrangement”) and such Customary Securities Lending Arrangement does not and will not adversely affect such Party’s ability to timely satisfy any of its obligations under this Agreement, the Rights Offering Procedures or the Restructuring Support Agreement, such Customary Securities Lending Arrangement shall not be deemed a Transfer hereunder.

“Unlegended Securities” means any Second Lien Notes or New Shares acquired by the Backstop Parties (including any Related Subscriber or Ultimate Subscriber) pursuant to this Agreement and the Plan, including Second Lien Notes or New Shares issued in connection with the Rights Offering, that are no longer subject to the Note Legend or the Share Legend, as applicable.

“Unregistered Notes” means any Second Lien Notes issued to a Backstop Party pursuant to Section 2.1 in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption.

“Unregistered Securities” means, collectively, Unregistered Notes and Unregistered Shares.

“Unregistered Shares” means any New Shares issued to a Backstop Party pursuant to Section 2.1 in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption.

“Unsubscribed Securities” means the Rights Offering Securities that have not been duly subscribed for by the Rights Offering Participants in accordance with the Rights Offering Procedures and the Plan, excluding Holdback Securities committed to be subscribed for pursuant to Section 2.2(b) and Rights Offering Securities committed to be subscribed for pursuant to Section 2.1(b).

“Warrants” has the meaning set forth in the Restructuring Support Agreement.

Section 1.2 Additional Defined Terms. In addition to the terms defined in Section 1.1, additional defined terms used herein shall have the respective meanings assigned thereto in the Sections indicated in the table below.

Defined Term	Section
2008 Indenture	Definition of Legacy Notes
2015 Indenture	Definition of Legacy Notes
Ad Hoc Guaranteed Group Backstop Parties	Recitals
Ad Hoc Guaranteed Group Backstop Premium	Section 3.1(a)
Ad Hoc Guaranteed Group Holdback Notes	Recitals
Ad Hoc Guaranteed Group Holdback Shares	Recitals
Ad Hoc Legacy Group Backstop Parties	Recitals
Ad Hoc Legacy Group Backstop Premium	Section 3.1(b)
Ad Hoc Legacy Group Holdback Notes	Recitals
Ad Hoc Legacy Group Holdback Shares	Recitals
Agreement	Preamble
Alternative Transaction Agreement	Section 9.1(c)(ii)
Alternative Transaction Proposal	Section 6.8(a)
Applicable Consent	Section 4.7
Backstop Commitment	Section 2.2
Backstop Escrow Account	Section 2.4(a)
Backstop Escrow Funding Date	Section 2.4(b)
Backstop Parties	Preamble
Backstop Party	Preamble
Backstop Premiums	Section 3.1(b)
Bankruptcy Code	Preamble
Bankruptcy Court	Preamble
BNY Mellon	Definition of Legacy Notes
Chapter 11 Cases	Preamble

Defined Term	Section
Closing	Section 2.5(b)
Closing Date	Section 2.5(b)
Company	Preamble
Company Fleet Report	Section 4.30(a)
Cover Transaction Period	Section 2.3(d)
Customary Securities Lending Arrangement	Definition of Transfer
Debtor	Preamble
Debtors	Preamble
Employee Representatives	Section 4.14(a)
Environmental Laws	Section 4.19(a)
Expense Reimbursement	Section 3.3
Filing Party	Section 6.5(b)
Financial Reports	Section 6.7(a)
Financial Statements	Section 4.9(a)
Foreign Benefit Plan	Section 4.21(i)
Funding Notice	Section 2.4(a)
GAAP	Section 4.9(a)
Guaranteed Backstop Party Replacement	Section 2.3(a)(i)
Guaranteed Backstop Party Replacement Period	Section 2.3(a)(i)
Guaranteed Notes Allocation	Recitals
Guaranteed Replacing Backstop Parties	Section 2.3(a)(i)
Holdback Commitment	Section 2.2(b)
Holdback Notes	Recitals
Holdback Securities	Recitals
Holdback Shares	Recitals
Indemnified Claim	Section 8.2
Indemnified Person	Section 8.1
Indemnifying Parties	Section 8.1
Indemnifying Party	Section 8.1
Initial Outside Date	Section 9.1(b)(i)
Joint Filing Party	Section 6.5(c)
Legacy Backstop Party Replacement	Section 2.3(a)(ii)
Legacy Backstop Party Replacement Period	Section 2.3(a)(ii)
Legacy Notes Allocation	Recitals
Legacy Replacing Backstop Parties	Section 2.3(a)(ii)
Legacy Undersubscription Rights	Section 2.2(a)
Legal Proceedings	Section 4.13
Losses	Section 8.1
Material Contract	Section 4.24
Money Laundering Laws	Section 4.26
Multiemployer Plan	Section 4.21(b)
NHIL	Definition of Legacy Notes
Note Legend	Section 6.17(b)

Defined Term	Section
Outside Date	Section 9.1(b)(i)
Parties	Preamble
Party	Preamble
Participation Equity	Recitals
Penny Warrants	Section 6.12
Permitted Fleet Changes	Section 4.30
Plan	Recitals
Pre-Closing Period	Section 6.3(a)
Prospectus Regulation	Section 5.8
Registrable Securities	Section 6.12
Registration Rights Agreement	Section 6.12
Related Subscriber	Section 2.6(a)
Replacing Backstop Parties	Section 2.3(a)(ii)
Requisite Guaranteed Backstop Parties	Definition of Requisite Backstop Parties
Requisite Legacy Backstop Parties	Definition of Requisite Backstop Parties
Restructuring Support Agreement	Recitals
Restructuring Term Sheet	Recitals
Rights	Recitals
Share Legend	Section 6.17(a)
Systems	Section 4.15(g)
Tax Returns	Section 4.20(a)
Termination Notice Period	Section 9.2(a)
Termination Payment	Section 9.2(b)
Transaction Agreements	Section 4.2(a)
Ultimate Subscriber	Section 2.6(b)
U.S. Benefit Plan	Section 4.21(a)
VAT	Section 3.3
willful or intentional breach	Section 9.2(a)

Section 1.3 Construction. In this Agreement, unless the context otherwise requires:

(a) references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b) the descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement;

(c) references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (.pdf), facsimile transmission or comparable means of communication;

(d) words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(e) the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(f) the term this “Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(g) “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(h) references to “day” or “days” are to calendar days;

(i) references to “the date hereof” means as of the date of this Agreement;

(j) unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder in effect on the date of this Agreement; and

(k) references to “dollars” or “$” are to United States of America dollars.

ARTICLE II

BACKSTOP COMMITMENT

Section 2.1 The Rights Offering.

(a) Rights Offering Allocation. On and subject to the terms and conditions hereof, including entry of the BCA Approval Order by the Bankruptcy Court, the Company shall conduct the Rights Offering pursuant to and in accordance with the Plan, the Rights Offering Procedures and the BCA Approval Order. For the avoidance of doubt, in no event will (a) any Backstop Party, Guaranteed Noteholder or Legacy Noteholder have oversubscription Rights or privileges or (b) Rights offered in the Rights Offering be detachable from the Claims with which they are associated.

(b) Subscription Covenant. On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Backstop Party agrees, severally and not jointly, to fully exercise all Rights that are issued to it pursuant to the Rights Offering and duly subscribe for all Rights Offering Securities issuable to it in relation thereto, in accordance with the Rights Offering Procedures and the Plan, provided that notwithstanding anything to the contrary herein or therein, payment for such Rights Offering Securities shall be made in accordance with Section 2.4(b) below. Any Defaulting Backstop Party shall be liable, severally and not jointly, to each non-Defaulting Backstop Party, the Debtors and the Issuers as a result of any breach of its obligations hereunder.

(c) If reasonably requested by the Requisite Backstop Parties, from time to time prior to the expiration of the Offering Period, the Company or the Issuers (as applicable) shall notify, or instruct the Rights Offering Subscription Agent to notify, as promptly as practicable and in any event, will instruct the Rights Offering Subscription Agent to provide within two (2) Business Days of receipt of such request by the Company or the Issuers (as applicable), the Backstop Parties of the aggregate number of Rights known by the Company or the Rights Offering Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request.

(d) The Rights Offering Securities will be issued in reliance on the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption, and the Plan and the Disclosure Statement shall each include a statement to such effect. The subscription and issuance of the Unsubscribed Securities and, if applicable, the Holdback Securities by and to the applicable Backstop Parties pursuant to this Agreement will be made in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption from registration under the Securities Act, as applicable, and the Plan and the Disclosure Statement shall each include a statement to such effect.

Section 2.2 The Backstop Commitment.

(a) On and subject to the terms and conditions hereof, including entry of the BCA Approval Order and the Confirmation Order, each Backstop Party agrees, severally and not jointly, to subscribe for, and the Parent Issuer and the Subsidiary Issuer, as applicable, shall issue to such Backstop Party, on the Closing Date at the applicable Subscription Price, the amount of Unsubscribed Securities equal to such Backstop Party’s Backstop Commitment Percentage of the aggregate Unsubscribed Securities under (i) the Guaranteed Notes Allocation (in the case of the Ad Hoc Guaranteed Group Backstop Parties) or (ii) the Legacy Notes Allocation (in the case of the Ad Hoc Legacy Group Backstop Parties), in accordance with this Agreement (such obligation to subscribe for the Unsubscribed Securities, the “Backstop Commitment”); provided, however, that in no event shall any rounding of Unsubscribed Securities to be subscribed for by the Backstop Parties solely to avoid fractional interests cause the aggregate Subscription Price for the Rights Offering Securities to be less than Two Hundred Million Dollars ($200,000,000). Notwithstanding anything to the contrary contained herein, in connection with any undersubscription of the Guaranteed Notes Allocation, the Ad Hoc Legacy Group Backstop Parties shall have the exclusive right (but not the obligation) (the “Legacy Undersubscription Rights”) to subscribe for, upon the expiration of the Offering Period, the first Six Million Dollars ($6,000,000) of Unsubscribed Securities that were unsubscribed under the Guaranteed Notes Allocation, pro rata based on their respective Backstop Commitment Percentages (as among the Ad Hoc Legacy Group Backstop Parties only), before the Ad Hoc Guaranteed Group Backstop Parties are required to subscribe for such Unsubscribed Securities pursuant to the Backstop Commitment.

(b) On and subject to the terms and conditions hereof, including entry of the BCA Approval Order and the Confirmation Order, each Backstop Party agrees, severally and not jointly, to subscribe for, and the Parent Issuer and the Subsidiary Issuer, as applicable, shall issue to such Backstop Party, on the Closing Date for the applicable Subscription Price, the amount of Holdback Securities equal to such Backstop Party’s Backstop Commitment Percentage of the aggregate Holdback Securities comprising (i) the Ad Hoc Guaranteed Group Holdback Notes and the Ad Hoc Guaranteed Group Holdback Shares (in the case of the Ad Hoc Guaranteed Group Backstop Parties) and (ii) the Ad Hoc Legacy Group Holdback Notes and the Ad Hoc Legacy Group Holdback Shares (in the case of the Ad Hoc Legacy Group Backstop Parties), in accordance with the Plan (such obligation to subscribe for the Holdback Securities, the “Holdback Commitment”). Each Backstop Party acknowledges and agrees that withholding may apply to any Backstop Party that receives Holdback Securities but cannot provide the Company with a duly executed IRS Form W-9, unless such Backstop Party executes and delivers an indemnification agreement in favor of the Company in a form reasonably acceptable to the Company and the applicable Backstop Parties.

Section 2.3 Backstop Party Default.

(a) Upon the occurrence of a Backstop Party Default:

(i) by an Ad Hoc Guaranteed Group Backstop Party, the Ad Hoc Guaranteed Group Backstop Parties (other than any Ad Hoc Guaranteed Group Backstop Party that is a Defaulting Backstop Party) shall have the right, but shall not be obligated, within five (5) Business Days after receipt of written notice from the Company or the Issuers (as applicable) to the Ad Hoc Guaranteed Group Backstop Parties of such Backstop Party Default (which notice shall be given promptly following the occurrence of such Backstop Party Default) (such five (5) Business Day period, the “Guaranteed Backstop Party Replacement Period”), to make arrangements for one or more of the Ad Hoc Guaranteed Group Backstop Parties (other than any Ad Hoc Guaranteed Group Backstop Party that is a Defaulting Backstop Party) to subscribe for all or any portion of the Available Securities (such subscription, a “Guaranteed Backstop Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts based upon the applicable Backstop Commitment Percentage of any such member of the Ad Hoc Guaranteed Group (as among the Ad Hoc Guaranteed Group Backstop Parties only) or as may otherwise be agreed upon by the Ad Hoc Guaranteed Group Backstop Parties electing to subscribe for all or any portion of the Available Securities (such Backstop Parties, the “Guaranteed Replacing Backstop Parties”); or

(ii) by an Ad Hoc Legacy Group Backstop Party, the Ad Hoc Legacy Group Backstop Parties (other than any Ad Hoc Legacy Group Backstop Party that is a Defaulting Backstop Party) shall have the right, but shall not be obligated to, within five (5) Business Days after receipt of written notice from the Company to all Ad Hoc Legacy Group Backstop Parties of such Backstop Party Default (which notice shall be given promptly following the occurrence of such Backstop Party Default) (such five (5) Business Day period, the “Legacy Backstop Party

Replacement Period”), to make arrangements for one or more of the Ad Hoc Legacy Group Backstop Parties (other than any Ad Hoc Legacy Group Backstop Party that is a Defaulting Backstop Party) to subscribe for all or any portion of the Available Securities (such subscription, a “Legacy Backstop Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts based upon the applicable Backstop Commitment Percentage of any such member of the Ad Hoc Legacy Group (as among the Ad Hoc Legacy Group Backstop Parties only) or as may otherwise be agreed upon by all of the Ad Hoc Legacy Group Backstop Parties electing to subscribe for all or any portion of the Available Securities (such Backstop Parties, the “Legacy Replacing Backstop Parties”, and together with the Guaranteed Replacing Backstop Parties, if any, collectively, the “Replacing Backstop Parties”).

Any such Available Securities subscribed for by a Replacing Backstop Party shall be (1) included in the determination of (x) the Backstop Securities and the Holdback Securities of such Replacing Backstop Party for all purposes hereunder and (y) the Backstop Commitment Percentage of such Replacing Backstop Party for purposes of Section 3.1 and (2) excluded from the determination of (x) the Backstop Securities and the Holdback Securities of the applicable Defaulting Backstop Party for all purposes hereunder and (y) the Backstop Commitment Percentage of such Defaulting Backstop Party for purposes of Section 3.1. If a Backstop Party Default occurs, the Outside Date shall be delayed only to the extent necessary to allow for (A) the Guaranteed Backstop Party Replacement and/or the Legacy Backstop Party Replacement, as applicable, to be completed within the Guaranteed Backstop Party Replacement Period or the Legacy Backstop Party Replacement Period, as applicable, or (B) the consummation of a Cover Transaction within the Cover Transaction Period.

(b) If a Backstop Party is or becomes a Defaulting Backstop Party, it shall (i) not be entitled to any of the Backstop Premiums hereunder, (ii) promptly notify the Company and the Issuers (as applicable) in writing if it received any portion of the Backstop Premium, and (iii) transfer its portion of the Backstop Premiums to the extent received from the Company or the Issuers (as applicable) (x) if a Guaranteed Backstop Party Replacement and/or a Legacy Backstop Party Replacement or (y) if a Cover Transaction has been consummated, to the Replacing Backstop Parties or Cover Subscribers (as applicable) pro rata based upon the amount of Available Securities subscribed for by each such Replacing Backstop Party or Cover Subscriber within one (1) Business Day of receiving written notice by the Company, the Issuers or any other Backstop Party of the consummation of such Guaranteed Backstop Party Replacement and/or Legacy Backstop Party Replacement, as applicable, or of such Cover Transaction.

(c) Nothing in this Agreement shall be deemed to require a Backstop Party to subscribe for more than its Backstop Commitment Percentage of (i) the Unsubscribed Securities or (ii) the Holdback Securities.

(d) Notwithstanding the foregoing, if the non-Defaulting Backstop Parties do not elect to subscribe for all of the Available Securities pursuant to Section 2.3(a) prior to the expiration of the Guaranteed Backstop Party Replacement Period or the Legacy Backstop Party Replacement Period, as applicable, the Company or the Issuers (as applicable) shall have an additional fifteen (15) Business Days following the expiration thereof (such period, the “Cover Transaction Period”) to consummate a Cover Transaction.

(e) For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 9.1(d)(iii) or Section 9.2 but subject to Section 10.10, no provision of this Agreement shall relieve any Defaulting Backstop Party from liability hereunder in connection with such Defaulting Backstop Party’s Backstop Party Default.

Section 2.4 Backstop Escrow Account Funding.

(a) Funding Notice. No later than the fifth (5th) Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall deliver to each Backstop Party a written notice (the “Funding Notice”) of (i) the amount of Rights Offering Securities elected to be subscribed for by the Rights Offering Participants and the aggregate Subscription Price therefor; (ii) the aggregate amount of Holdback Securities to be subscribed for by all Backstop Parties and the aggregate Subscription Price therefor; (iii) the amount of Holdback Securities to be subscribed for by such Backstop Party and the Subscription Price therefor; (iv) the aggregate amount of Unsubscribed Securities (broken down by Guaranteed Notes (and associated Participation Equity) and Legacy Notes (and associated Participation Equity) before and after giving effect to the Legacy Undersubscription Rights), if any, and the aggregate Subscription Price therefor; (v) the amount of Unsubscribed Securities (based upon such Backstop Party’s Backstop Commitment Percentage) to be subscribed for by such Backstop Party and the Subscription Price therefor; and (vi) the escrow account to which such Backstop Party shall deliver and pay the Subscription Price for such Backstop Party’s Rights Offering Securities, Holdback Securities and Backstop Commitment Percentage of the Unsubscribed Securities (the “Backstop Escrow Account”). The Rights Offering Subscription Agent shall promptly provide such written backup, information and documentation relating to the information contained in the Funding Notice as any Backstop Party may reasonably request.

(b) Backstop Escrow Account Funding. On or prior to the date that is three (3) Business Days prior to the Effective Date, (such date, the “Backstop Escrow Funding Date”), each Backstop Party shall deliver and pay the aggregate Subscription Price for such Backstop Party’s Rights Offering Securities and for such Backstop Party’s Backstop Commitment Percentage of the Unsubscribed Securities and of the Holdback Securities by wire transfer in immediately available funds in U.S. dollars into the Backstop Escrow Account in satisfaction of such Backstop Party’s Backstop Commitment. The Backstop Escrow Account shall be established with an escrow agent satisfactory to the Requisite Backstop Parties and the Company pursuant to an escrow agreement in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Company. If this Agreement is terminated in accordance with its terms for any reason, the funds held in the Backstop Escrow Account shall be released to each Backstop Party such that each Backstop Party shall receive from the Backstop Escrow Account the cash amount actually funded to the Backstop Escrow Account by such Backstop Party, without interest, no later than three (3) Business Days following such termination.

Section 2.5 Closing.

(a) At least four (4) Business Days prior thereto, Debtors shall inform the Backstop Parties of the Effective Date.

(b) Subject to Article VII, unless otherwise mutually agreed in writing between the Company and the Requisite Backstop Parties, the closing of the Backstop Commitment and the subscription and issue of the Holdback Securities (the “Closing”) shall take place electronically at 11:00 a.m., New York City time, on the date on which all of the conditions set forth in Article VII shall have been satisfied or waived in accordance with this Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs shall be referred to herein as the “Closing Date”.

(c) At the Closing, the funds held in the Backstop Escrow Account shall be released and utilized as set forth and in accordance with Section 6.16 and the Plan.

(d) At the Closing, issuance of the Backstop Securities, the Holdback Securities and the Rights Offering Securities will be made by the Parent Issuer and the Subsidiary Issuer, as applicable, to the account of each Backstop Party (or to such other accounts as any Backstop Party may designate in accordance with Section 2.6) against payment of the aggregate Subscription Price for the Backstop Securities, the Holdback Securities and the Rights Offering Securities of such Backstop Party. Unless a Backstop Party requests delivery of a physical stock certificate, the entry of any New Shares to be delivered pursuant to this Section 2.5(d) into the account of a Backstop Party pursuant to the Parent Issuer’s book entry procedures and delivery to such Backstop Party of an account statement reflecting the book entry of such New Shares shall be deemed delivery of such New Shares for purposes of this Agreement, and the delivery of any New Shares to be delivered pursuant to this Section 2.5(d) to an account of a Backstop Party pursuant to DTC procedures shall be deemed delivery of such New Shares for purposes of this Agreement.

Section 2.6 Designation and Assignment Rights.

(a) Each Backstop Party shall have the right to designate by written notice to the Company no later than two (2) Business Days prior to the Closing Date that some or all of its Backstop Securities, Holdback Securities and/or right to any Backstop Premium be issued in the name of, and delivered to, one or more of its Affiliates (each a “Related Subscriber”) upon receipt by the Company of payment therefor in accordance with the terms hereof, which notice of designation shall (i) be addressed to the Company and signed by such Backstop Party and each Related Subscriber, (ii) specify the amount or number of such securities to be delivered to or issued in the name of such Related Subscriber and (iii) contain a confirmation by such Related Subscriber of the accuracy of the representations set forth in Sections 5.6 through 5.9 as applied to such Related Subscriber; provided that no such designation pursuant to this Section 2.6(a) shall relieve such Backstop Party from its obligations under this Agreement.

(b) The Backstop Parties shall not be entitled to Transfer all or any portion of their Backstop Commitment or Holdback Commitment except as expressly provided in this Section 2.6 and each Backstop Party agrees, severally and not jointly, that it will not Transfer, at any time prior to the Closing Date or earlier termination of this Agreement in accordance with its terms, any of its rights and obligations under this Agreement to any Person other than in accordance with this Section 2.6. Each Backstop Party shall have the right to Transfer all or any portion of its Backstop Commitment, Holdback Commitment or right to any Backstop Premium to (i) a Related Subscriber, (ii) any other Backstop Party or (iii) one or more other Persons that is reasonably acceptable to the Company and the Requisite Backstop Parties (each such transferee, an “Ultimate Subscriber”) and that, in each case (x) executes and delivers to the Company an RSA Joinder and a BCA Joinder (if such Ultimate Subscriber is not then party to the Restructuring Support Agreement or this Agreement, as applicable) and (y) agrees in a writing addressed to the Company (a) to subscribe for such portion of such Backstop Party’s Backstop Commitment and (b) to be fully bound by, and subject to, this Agreement; provided that no such Transfer pursuant to this Section 2.6(b) shall relieve such Backstop Party from its obligations under this Agreement. Any Transfer of a Backstop Party’s obligations under this Agreement made in violation of this Section 2.6 shall be deemed null and void ab initio and of no force or effect and shall not create any obligation or liability of any Debtor or any other Backstop Party to the purported transferee. After the Closing Date, nothing in this Agreement shall limit or restrict in any way any Backstop Party’s ability to Transfer any of its Second Lien Notes or New Shares or any interest therein; provided, that any such Transfer shall be made in accordance with the Securities Act and applicable securities Laws.

(c) Notwithstanding anything to the contrary in this Agreement, none of the Issuers or the Debtors shall bear the cost of any United Kingdom stamp duty or stamp duty reserve tax arising from or in connection with any instrument of or agreement to Transfer any of the Rights Offering Securities or rights granted pursuant to this Agreement.

(d) The Parties will cooperate in good faith after the date of this Agreement to mitigate, to the extent possible, any United Kingdom stamp duty or stamp duty reserve tax arising from or in connection with transfers or rights effected pursuant to this Section 2.6, including by way of an amendment to the terms of this Agreement, provided that nothing in this Section 2.6(d) shall require the Company or any of the other Debtors to take, or agree to take, any steps which may be prejudicial to its affairs or the affairs of its estate or other parties in interest (tax or otherwise).

ARTICLE III

BACKSTOP PREMIUMS AND EXPENSE REIMBURSEMENT

Section 3.1 Backstop Premiums. As consideration for the Backstop Commitment and the other agreements of the Backstop Parties in this Agreement, upon the Effective Date, the Debtors shall pay or cause to be paid the following:

(a) to the Ad Hoc Guaranteed Group Backstop Parties, a backstop premium (the “Ad Hoc Guaranteed Group Backstop Premium”), paid-in-kind, of Second Lien Notes equal to eight percent (8%) of the Guaranteed Notes Allocation, representing Nine Million Two Hundred Eighty Thousand Dollars ($9,280,000) in aggregate principal amount of Second Lien Notes, multiplied by such Backstop Party’s Backstop Commitment Percentage (together with New Shares equal to eight percent (8%) of the total amount of Participation Equity issued in respect of the Guaranteed Notes Allocation multiplied by such Backstop Party’s Backstop Commitment Percentage (subject to dilution by the Warrants and the MIP)); and

(b) to the Ad Hoc Legacy Group Backstop Parties, a backstop premium (the “Ad Hoc Legacy Group Backstop Premium”, and together with the Ad Hoc Guaranteed Group Backstop Premium, the “Backstop Premiums”), paid-in-kind, of Second Lien Notes equal to eight percent (8%) of the Legacy Notes Allocation, representing Six Million Seven Hundred Twenty Thousand Dollars ($6,720,000) in aggregate principal amount of Second Lien Notes, multiplied by such Backstop Party’s Backstop Commitment Percentage (together with New Shares equal to eight percent (8%) of the total amount of Participation Equity issued in respect of the Legacy Notes Allocation multiplied by such Backstop Party’s Backstop Commitment Percentage, such that the aggregate amount of New Shares included in the Backstop Premiums for Ad Hoc Guaranteed Group Backstop Parties and Ad Hoc Legacy Group Backstop Parties represents two and four-tenths percent (2.4%) of the New Shares (subject to dilution by the Warrants and the MIP)).

The provisions for the payment of the Backstop Premiums are an integral part of the transactions contemplated by this Agreement and without these provisions the Backstop Parties would not have entered into this Agreement, and the Backstop Premiums shall, to the extent earned and payable hereunder, constitute allowed administrative expenses of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code with priority over all other administrative expense claims. Upon termination of this Agreement in accordance with its terms, the Backstop Premiums shall not be earned or payable.

The issuance of Backstop Premiums shall be made in reliance on the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code.

For the avoidance of doubt, a Defaulting Backstop Party shall not be entitled to receive any portion of the Backstop Premiums, and the portion of the Backstop Premiums that would otherwise have been allocated to such Defaulting Backstop Party shall instead be payable to the Replacing Backstop Party or Backstop Parties and/or Cover Subscriber(s) that subscribe for the Second Lien Notes (and corresponding Participation Equity) that such Defaulting Backstop Party was obligated to subscribe for pursuant to the terms hereof.

Section 3.2 Payment of Backstop Premiums. Subject to the last paragraph of Section 3.1 and Section 9.2, the Backstop Premiums shall be fully earned, nonrefundable and non-avoidable upon entry by the Bankruptcy Court of the BCA Approval Order, and shall be paid on the later to occur of the Closing Date and the Effective Date by the Company to the Backstop Parties. For the avoidance of doubt, the Backstop Premiums, (a) except as set forth in Section 2.3(b), will be nonrefundable and non-avoidable when paid, (b) will be payable as provided herein, irrespective of the amount of Unsubscribed Securities (if any) actually subscribed for and issued, (c) shall be paid-in-kind by the Parent Issuer or the Subsidiary Issuer, as applicable, free and clear of any withholding or deduction for any applicable Taxes, and (d) shall be treated for U.S. federal income tax purposes as paid by the Debtors in exchange for the issuance of a put right to the Debtors with respect to the Rights Offering (and the Parties shall not take any position on any applicable U.S. federal, state or local tax return inconsistent with such treatment).

Section 3.3 Expense Reimbursement. Whether or not the transactions contemplated hereunder are consummated, the Debtors agree to pay (without duplication) the documented reasonable third-party and out-of-pocket fees and expenses of each Backstop Party (other than any Defaulting Backstop Party), including the documented reasonable fees and expenses of counsel and other professionals retained by such Backstop Party but excluding any value-added, goods and services, sales or other similar Tax (“VAT”) that is recoverable (whether by credit, repayment or otherwise) by such Backstop Party (or a member of the Backstop Party’s group for such VAT purposes), that have been and are incurred prepetition and post-petition until the termination of this Agreement in accordance with its terms, in connection with the negotiation, preparation and implementation of the Backstop Commitment and the Rights Offering, including the Backstop Parties’ negotiation, preparation and implementation of this Agreement (including the Backstop Commitment and the other transactions contemplated hereby), the Plan, the Restructuring Support Agreement, the Registration Rights Agreement and the other agreements contemplated hereby and thereby and all other Definitive Documents and any regulatory filings or approvals (including any required in connection with Antitrust and Foreign Investment Laws) in connection therewith, which fees and expenses shall be limited to the fees and expenses of (a) Kramer Levin, Ducera, DNB Markets (Investment Banking Division), Akin Gump, Foley Lardner, Milbank, Houlihan and Jackson Walker, and (b) one regulatory counsel to each of the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group in each relevant jurisdiction (which may be (1) a single counsel for multiple jurisdictions and (2) Akin Gump (in the case of the Ad Hoc Guaranteed Group Backstop Parties)) (the “Expense Reimbursement”) and (c) such other advisors for each of the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group as may be reasonably required. The Expense Reimbursement accrued through the date on which the BCA Approval Order is entered shall be paid as soon as practicable thereafter, and in any event within two (2) Business Days thereof. The Expense Reimbursement shall thereafter be payable in cash by the Debtors on a monthly basis. Following the last Business Day of each calendar month following the month in which the BCA Approval Order has been entered by the Bankruptcy Court, the Backstop Parties shall deliver to the Debtors a written and reasonably documented (subject to redaction to preserve attorney client and work product privileges) invoice for their reimbursable fees and expenses; provided that the invoice for such fees and expenses shall not be required to comply with U.S. Trustee guidelines and local guidelines issued by the Bankruptcy Court with respect to payment of professional fees and may be in a summary form only (which shall not be required to contain time entries and which may be redacted or modified to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information and the provision of such summary invoices shall not constitute any waiver of the attorney-client privilege or any benefits of the attorney work product doctrine). The Debtors shall pay such invoices within ten (10) Business Days of receipt thereof. For the avoidance of doubt, no recipient of any payment under this Section 3.3 shall be required to file with respect thereto any interim or final fee application with the Bankruptcy Court. The provisions for the payment of the Expense Reimbursement are an integral part of the transactions contemplated by this Agreement and without these provisions the Backstop Parties would not have entered into this Agreement, and the Expense Reimbursement shall an constitute allowed administrative expense of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE DEBTORS

Except (i) as set forth in the corresponding section of the Company Disclosure Schedules or (ii) as disclosed in the Company SEC Documents filed with the SEC and publicly available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system prior to the date hereof (excluding any disclosures contained in the “Forward-Looking Statements” or “Risk Factors” sections thereof), the Debtors, jointly and severally, hereby represent and warrant to the Backstop Parties (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.

Section 4.1 Organization and Qualification. Each of the Debtors (a) is a legal entity duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of its respective jurisdiction of incorporation or organization and (b) has all requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted, except, in the case of each of clauses (a) and (b), as would not, individually or in the aggregate, reasonably be expected to be material to the Debtors, taken as a whole. Each Debtor is duly qualified or licensed to do business and is in good standing (or the equivalent thereof) under the Laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business, in each case except to the extent that the failure to be so qualified or licensed or be in good standing would not reasonably be expected to result in a Material Adverse Change.

Section 4.2 Corporate Power and Authority.

(a) The Company has the requisite corporate power and authority (i) subject to entry of the BCA Approval Order, to enter into, execute and deliver this Agreement, and (ii) subject to entry of the BCA Approval Order, the Disclosure Statement Order, and the Confirmation Order, to perform the BCA Approval Obligations and to consummate the transactions contemplated herein and in the Plan, to enter into, execute and deliver the Registration Rights Agreement and all other agreements to which it will be a party as contemplated by this Agreement and the Plan (this Agreement, the Restructuring Support Agreement, the Registration Rights Agreement and such other agreements, collectively, the “Transaction Agreements”) and to perform its obligations under each of the Transaction Agreements (other than this Agreement). Subject to the receipt of the foregoing Orders, as applicable, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite corporate action on behalf of the Company, and no other corporate proceedings on the part of the Company are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.

(b) Subject to entry of the BCA Approval Order and the Confirmation Order, each of the other Debtors has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver each Transaction Agreement to which such other Debtor is a party and to perform its obligations thereunder. Subject to the receipt of the foregoing Orders, as applicable, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite action (corporate or otherwise) on behalf of each other Debtor party thereto, and no other proceedings (corporate or otherwise) on the part of any other Debtor party thereto are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.

(c) Subject to entry of the BCA Approval Order and the Confirmation Order, each of the Company and the other Debtors has the requisite power and authority (corporate or otherwise) to perform its obligations under the Plan, and has taken or shall take all necessary actions (corporate or otherwise) required for the due consummation of the Plan in accordance with its terms.

Section 4.3 Execution and Delivery; Enforceability. Subject the entry of the BCA Approval Order and the Confirmation Order, this Agreement has been, and each other Transaction Agreement will be, duly executed and delivered by the Company and each of the other Debtors party thereto, as applicable. Upon entry of the BCA Approval Order and assuming this Agreement has been duly authorized, executed and delivered by the Backstop Parties, the BCA Approval Obligations will constitute the valid and legally binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity. Upon entry of the BCA Approval Order and assuming this Agreement and each other Transaction Agreement, as applicable, has been duly authorized, executed and delivered by the Backstop Parties and, to the extent applicable, any other parties thereto, each of the other obligations hereunder and under each other Transaction Agreement will constitute the valid and binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity.

Section 4.4 Authorized and Issued Share Capital.

(a) On the Closing Date, (i) the authorized share capital of the Parent Issuer will consist of 75,585,790 New Shares, (ii) the outstanding share capital of the Parent Issuer will consist of 50,000,000 issued and outstanding New Shares, including (x) 15,000,000 New Shares issued in connection with the Rights Offering, (y) 1,200,000 New Shares issued in connection with the Backstop Premiums and (z) 5,625,000 New Shares which constitute Holdback Shares, (iii) no New Shares will be held by the Parent Issuer in its treasury, (iv) 7,558,579 New Shares will be reserved for issuance upon exercise of stock options and other rights to purchase or acquire New Shares granted in connection with the MIP or any other employment arrangement approved by the Requisite Backstop Parties, (v) 18,027,211 New Shares will be reserved for issuance upon the exercise of the Warrants and (vi) other than the Warrants, any Penny Warrants and any awards granted following the Closing Date under the MIP, no warrants, options or similar instruments to purchase New Shares will be issued and outstanding.

(b) Except as set forth in this Section 4.4, as of the Closing Date, no share capital or other equity securities or voting interest in the Parent Issuer will have been issued, reserved for issuance or outstanding other than any shares denominated in pound sterling that have been issued by a Parent Issuer (incorporated in England and Wales) to a nominee or Affiliate to satisfy the minimum share capital requirements for public companies under Part 20 of the Companies Act 2006, the aggregate value of which shall not exceed £50,000.

(c) Except as described in this Section 4.4 and except for the rights set forth in the Registration Rights Agreement, the Warrants, any Penny Warrants, the MIP, the Reorganized Noble Corporate Documents, the documentation governing the Exit Revolver and any employment agreement assumed or entered into in accordance with the Restructuring Support Agreement, as of the Closing Date, and the repurchase of the ordinary shares of the Parent Issuer by the Parent Issuer from Noble Holdings UK Limited, neither the Parent Issuer nor any Debtor will be party to or otherwise bound by or subject to any outstanding option, warrant, call, right, security, commitment, contract, arrangement or undertaking (including any preemptive right) that (i) obligates the Parent Issuer or any Debtor to issue, deliver, sell or transfer, or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred, or repurchased, redeemed or otherwise acquired, any share capital of, or other equity or voting interests in, the Parent Issuer or any of the other Debtors or any security convertible or exercisable for or exchangeable into any share capital of, or other equity or voting interest in, the Parent Issuer or any of the other Debtors, (ii) obligates the Parent Issuer or any Debtor to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking, (iii) restricts the transfer of any share capital of the Parent Issuer or any Debtor or (iv) relates to the voting of any share capital of the Parent Issuer.

Section 4.5 Issuance.

(a) Subject to the entry of the BCA Approval Order and the Confirmation Order, (i) the distribution of the Rights to be issued pursuant to the Plan has been duly and validly authorized and (ii) (A) the Second Lien Notes, when issued and delivered against payment therefor in the Rights Offering or to the Backstop Parties hereunder (including, for the avoidance of doubt, the Holdback Notes or the portion of the Backstop Premium payable in Second Lien Notes) in accordance with the terms of the indenture related to the Second Lien Notes, will be valid and legally binding obligations of the Subsidiary Issuer, enforceable against the Subsidiary Issuer in accordance with their terms and the terms of the indenture related to the Second Lien Notes, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity and (B) the guarantees of the Second Lien Notes, when issued and delivered against payment therefor in accordance with the terms of the indenture related to the Second Lien Notes, will be valid and legally binding obligations of the applicable guarantor, enforceable against such guarantor in accordance with their terms and the terms of the indenture representing the Second Lien Notes, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity.

(b) Subject to the entry of the BCA Approval Order and the Confirmation Order, the New Shares to be issued pursuant to the Plan, including the New Shares to be issued in connection with the Rights Offering, the Backstop Premiums and the Holdback Shares, will, when issued and delivered on the Closing Date, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and free and clear of all Taxes, Liens (other than transfer restrictions imposed hereunder or under the Reorganized Noble Corporate Documents or by applicable Law), preemptive rights, subscription and similar rights (other than as may arise under the Reorganized Noble Corporate Documents).

Section 4.6 No Conflict. Assuming the consents described in Section 4.7 are obtained and subject to, and after giving effect to, requisite Bankruptcy Court approval (including the Confirmation Order), the execution and delivery by the Debtors of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Debtors with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent specified in the Plan, in the acceleration of, or the creation of any Lien (other than a Permitted Lien) under, or cause any payment or consent to be required under, any Material Contract, (b) will not result in any violation of the provisions of the Reorganized Noble Corporate Documents or any of the organizational documents of any Debtor and (c) will not result in any material violation of any Law or Order applicable to the Company or any of the other Debtors or any of their properties, except, in the cases described in clause (a), as would not reasonably be expected to result in a Material Adverse Change.

Section 4.7 Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any Governmental Entity having jurisdiction over the Company or any of the other Debtors or any of their properties (each, an “Applicable Consent”) is required for the execution and delivery by the Company or any other Debtor of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Company and the other Debtors, as applicable, with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except for (a) the entry of the BCA Approval Order authorizing the Company to execute and deliver this Agreement and perform the BCA Approval Obligations, (b) the entry of the Disclosure Statement Order, (c) the entry of the Confirmation Order, (d) the entry by the Bankruptcy Court, or any other court of competent jurisdiction, of Orders as may be necessary in the Chapter 11 Cases from time to time, (e) Antitrust and Foreign Investment Approvals, if any, in connection with the transactions contemplated by this Agreement, (f) the filing with the relevant local Governmental Entity (which may include the Registrar of Companies (England and Wales)) of the Articles of Association or similar organizational document, and the filing of any other corporate documents with applicable state and local filing agencies applicable to any of the Issuers or the other Debtors, (g) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the subscription of the Backstop Securities, the Holdback Securities by the Backstop Parties and the issuance of the Backstop Premium, the Rights and the Rights Offering Securities pursuant to the exercise of the Rights, and (h) any other Applicable Consent that is not material to the Debtors’ business, taken as a whole.

Section 4.8 Arm’s Length. The Company acknowledges and agrees that (a) each of the Backstop Parties is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby (including in connection with determining the terms of the Rights Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any of the other Debtors and (b) no Backstop Party is advising the Company or any of the other Debtors as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

Section 4.9 Financial Statements; Undisclosed Liabilities.

(a) The consolidated financial statements of the Company included or incorporated by reference in Forms 10-Q and 10-K filed by the Company with the SEC since December 31, 2019 (collectively, the “Financial Statements”), complied or when submitted or filed will comply, as the case may be, in all material respects with the applicable requirements of the Securities Act and the Exchange Act and presented fairly or when submitted and filed will present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, taken as a whole, as of the dates indicated and for the periods specified therein. The Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods and at the dates covered thereby (except, in the case of unaudited interim financial statements, as permitted by Form 10-Q of the SEC).

(b) There are no liabilities or obligations of the Company or any of the other Debtors of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable, that would be required by GAAP, consistently applied, to be reflected on the balance sheet of the Company other than (i) liabilities or obligations disclosed and provided for in the consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2020 or in the notes thereto, (ii) liabilities or obligations incurred in accordance with or in connection with this Agreement or the other Transaction Agreements, (iii) liabilities or obligations incurred in the ordinary course of business since June 30, 2020 or disclosed in the Company SEC Documents, (iv) liabilities or obligations that have been discharged or paid in full or (v) liabilities or obligations that would not, individually or in the aggregate, be material to the Debtors, taken as a whole.

Section 4.10 Company SEC Documents and Disclosure Statement. Since December 31, 2019, the Company has filed all required reports, schedules, forms and statements with the SEC. As of their respective dates, and giving effect to any amendments or supplements thereto filed prior to the date of this Agreement, each of the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act applicable to such Company SEC Documents. As of the date of this Agreement and as of the Closing, the Company has filed with the SEC all “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act) that are required to be filed as exhibits to the Company SEC Documents. The Company SEC Documents, taken as a whole, after giving effect to any amendments or supplements thereto and to any subsequently filed Company SEC Documents, in each case filed prior to the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Disclosure Statement as approved by the Bankruptcy Court will conform in all material respects with Section 1125 of the Bankruptcy Code.

Section 4.11 Absence of Certain Changes. From July 31, 2020 to the date hereof, no Material Adverse Change has occurred.

Section 4.12 No Violation; Compliance with Laws. (a) The Company is not, and as of the Closing Date the Issuers shall not be, in violation of their respective articles of association or any similar organizational document, and (b) no other Debtor is in violation of its respective articles of association, charter, bylaws or similar organizational document other than in any immaterial respect. Neither the Company nor any of the other Debtors is or has been at any time since January 1, 2018 in violation of any Law or Order, except (x) for any such violation that would not reasonably be expected to result in a Material Adverse Change or (y) as a result of or in connection with the Chapter 11 Cases. There is and since January 1, 2018 has been no failure on the part of the Company to comply in all material respects with the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC thereunder.

Section 4.13 Legal Proceedings. Other than the Chapter 11 Cases and any adversary proceedings or contested motions commenced in connection therewith, there are no legal, governmental or regulatory investigations, audits, actions, suits, arbitrations or proceedings (“Legal Proceedings”) pending or, to the Knowledge of the Company, threatened to which the Company or any of the other Debtors is a party or to which any property of the Company or any of the other Debtors is subject that would reasonably be expected to result in a Material Adverse Change.

Section 4.14 Labor Relations.

(a) There is no labor or employment-related Legal Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of the other Debtors, by or on behalf of any of their respective employees or such employees’ labor organization, works council, workers’ committee, union representatives or any other type of employees’ representatives appointed for collective bargaining purposes (collectively “Employee Representatives”), or by any Governmental Entity, that would reasonably be expected to result in a Material Adverse Change.

(b) Except as would not reasonably be expected to result in a Material Adverse Change, there is no strike, lockout, material labor dispute or, to the Knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any of the other Debtors, and, to the Knowledge of the Company, there has not been any such action within the past two (2) years. Except as would not reasonably be expected to result in a Material Adverse Change, neither the Company nor any of the other Debtors is subject to any obligation (whether pursuant to Law or Contract) to notify, inform and/or consult with, or obtain consent from, any Employee Representative regarding the transactions contemplated by this Agreement prior to entering into the Agreement.

(c) The Debtors have complied in all respects with their payment obligations to all employees of the Debtors in respect of all wages, salaries, fees, commissions, bonuses, overtime pay, holiday pay, sick pay, benefits and all other compensation, remuneration and emoluments due and payable to such employees under any Company Plan or any applicable Collective Bargaining Agreement or Law (including the Fair Labor Standards Act or any other applicable Law dealing with such matters), except to the extent that any noncompliance would not reasonably be expected to result in a Material Adverse Change and, for the avoidance of doubt, except for any payments that are not permitted by the Bankruptcy Court or the Bankruptcy Code.

(d) Except as would not reasonably be expected to result in a Material Adverse Change, (i) the consummation of the transactions contemplated by the Transaction Agreements will not give rise to a right of termination or right of renegotiation on the part of any union under any material Collective Bargaining Agreement and (ii) all payments due from any of the Debtors or for which any claim may be made against any of the Debtors on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of any of the Debtors to the extent required by GAAP.

Section 4.15 Intellectual Property. Except as would not reasonably be expected to result in a Material Adverse Change:

(a) The Company and the other Debtors own (free and clear of all Liens, except for (i) Liens that are described in the Company SEC Documents filed prior to the date hereof, the Plan or the Disclosure Statement, or (ii) Permitted Liens) all rights, title and interest in, or possess the right to use, all (1) registrations for Company Intellectual Property (and all applications therefor), and (2) proprietary unregistered Intellectual Property, in each case, that is reasonably necessary for the operation of their respective businesses as currently conducted, and all of the material registered Company Intellectual Property is subsisting and unexpired and, to the Knowledge of the Company, valid and enforceable.

(b) None of the Debtors, nor the business conducted by the Company and the other Debtors as currently conducted, is infringing, misappropriating or otherwise violating any valid Intellectual Property rights of any other Person in any material respect.

(c) There are no actions pending, and since January 1, 2018 neither the Company nor the other Debtors have received any unresolved written notice from any other Person, asserting invalidity or unenforceability of the Company Intellectual Property, or alleging that the Company or any of the other Debtors infringes, misappropriates, or otherwise violates the valid Intellectual Property rights of any Person.

(d) To the Knowledge of the Company, no third party is infringing, misappropriating, or otherwise violating any of the Company Intellectual Property.

(e) The Company and the other Debtors are not subject to any outstanding order from any Governmental Entity that restricts or impairs the use of any Company Intellectual Property as used in the operation of their respective businesses as currently conducted.

(f) The Company and the other Debtors take commercially reasonable actions to maintain and protect the secrecy and confidentiality of their trade secrets and confidential Company Intellectual Property.

(g) The hardware, Software, networks, servers, data and databases, technology systems, and all other information technology and telecommunications systems, including any outsourced systems, used or owned by the Company and the other Debtors (collectively, the “Systems”) are reasonably sufficient for the needs of the operation of their respective businesses as currently conducted.

(h) The Company and the other Debtors use commercially reasonable efforts (i) designed to protect, maintain and preserve the security of the Systems in their respective control, and all data and information stored or contained therein or transmitted thereby from any unauthorized use, access, interruption or modification by any other Person, and (ii) to maintain commercially reasonable security, disaster recovery and business continuity plans and procedures with respect to such Systems.

(i) To the Knowledge of the Company as of the date hereof, there have been no material unresolved failures or outages, material security breaches, or material unauthorized use, access, or intrusions of any of the Company’s or the other Debtors’ Systems.

Section 4.16 Title to Real and Personal Property.

(a) Real Property. The Company or one of the other Debtors, as the case may be, has good and marketable title in fee simple to each Owned Real Property, free and clear of all Liens, except for (i) Liens that are described in the Company SEC Documents filed prior to the date hereof or (ii) Permitted Liens. Neither the Company nor any other Debtor has leased, licensed or otherwise granted any Person the right to use or occupy the Owned Real Property, which lease, license or grant is currently in effect. There are no outstanding agreements, options, rights of first offer or rights of first refusal on the part of any party to purchase any Owned Real Property. There are not pending or, to the Knowledge of the Company, threatened any condemnation proceedings related to any of the Owned Real Property.

(b) Leased Real Property. All Real Property Leases are valid, binding and enforceable by and against the Company or the other applicable Debtor, and, to the Knowledge of the Company, the other parties thereto and are in full force and effect, and no written notice to terminate, in whole or part, any of such Real Property Leases has been delivered to the Company or any of the other Debtors (nor, to the Knowledge of the Company, has there been any indication that any such notice of termination will be served). Other than as a result of the filing of the Chapter 11 Cases, neither the Company nor any of the other Debtors nor, to the Knowledge of the Company, any other party to any material Real Property Lease necessary for the operation of the Post-Effective Date Business is in default or breach in any material respect under the terms thereof. Other than as a result of the filing of the Chapter 11 Cases, no event has occurred that with or without the lapse of time or the giving of notice or both would constitute a breach or default in any material respect under any Real Property Lease necessary for the operation of the Post-Effective Date Business by any of the Debtors, or, to the Knowledge of the Company, any other party thereto. Each of the Debtors enjoys peaceful and undisturbed possession under all such Real Property Leases, other than Real Property Leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to materially interfere with its ability to conduct its business as currently conducted or, individually or in the aggregate, materially detract from the value of, or, individually or in the aggregate, materially impair the use or operation of, any of the Leased Real Property. The Company and each of the other Debtors that is either the tenant or licensee named under each Real Property Lease has a good and valid leasehold interest in each real property subject to a Real Property Lease. To the Knowledge of the Company, there are not any pending, or threatened, condemnation proceedings related to any of the Leased Real Property.

(c) Personal Property. Except as would not reasonably be expected to result in a Material Adverse Change, the Company or one of the other Debtors has good title or, in the case of leased assets used or held for use in the business conducted by the Company and the other Debtors, a valid leasehold interest, free and clear of all Liens, to all of the tangible personal property and assets necessary for the business presently conducted by the Company and the other Debtors, except for (i) Liens that are described in (x) the Company SEC Documents filed prior to the date hereof, (y) the Plan (as of the date hereof) or (z) the Disclosure Statement (as of the date hereof) or (ii) Permitted Liens.

Section 4.17 No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of the other Debtors, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the other Debtors, on the other hand, that is required by the Exchange Act to be described in the Company SEC Documents and that are not so described in the Company SEC Documents, except for the transactions contemplated by this Agreement and the other Transaction Agreements. Any Contract existing as of the date hereof between or among the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any of the other Debtors, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC is filed as an exhibit to, or incorporated by reference as indicated in, the Annual Report on Form 10-K for the year ended December 31, 2019 or another Company SEC Document filed since December 31, 2019.

Section 4.18 Licenses and Permits. Subject to entry of the BCA Approval Order and the Confirmation Order, the Company and the other Debtors possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Governmental Entities that are necessary for the ownership or lease of their respective properties and the conduct of the Post-Effective Date Business, in each case, except as would not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of the other Debtors (a) has received notice of any revocation or modification of any such license, certificate, permit or authorization that is material to the Debtors, taken as a whole, or (b) has any reason to believe that any such material license, certificate, permit or authorization will not be renewed in the ordinary course.

Section 4.19 Environmental.

(a) The Company and the other Debtors are, and within the past five (5) years have been, in compliance with all applicable Laws relating to the protection of the environment, natural resources (including wetlands, wildlife, aquatic and terrestrial species and vegetation) or of human health and safety as it relates to exposure to Materials of Environmental Concern, or to the management, use, transportation, treatment, storage, disposal or arrangement for disposal of Materials of Environmental Concern (collectively, “Environmental Laws”), except for such noncompliance that would not reasonably be expected to result in a Material Adverse Change.

(b) The Company and the other Debtors (i) have received (including timely application for renewal of the same) and are in compliance with all permits, licenses, exemptions and other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are, and since January 1, 2016, have been, in compliance with the terms of such permits, licenses and other approvals and with all applicable Environmental Laws, (ii) are not subject to any action to revoke, terminate, cancel, limit, amend or appeal any such permits, licenses, exemptions or approvals, and (iii) have paid all fees, assessments or expenses due under any such permits, licenses, exemptions or approvals, except for such failures to receive and comply with permits, licenses, exemptions and approvals or to comply with Environmental Laws, or any such actions, or failure to pay any such fees, assessments or expenses that would not reasonably be expected to result in a Material Adverse Change.

(c) Except with respect to matters that have been fully and finally settled or resolved, (i) there are no Legal Proceedings under any Environmental Laws pending or, to the Knowledge of the Company, threatened against the Company or any of the other Debtors, and, to the Knowledge of the Company, there are no such Legal Proceedings pending against any other Person that would reasonably be expected to adversely affect the Company or any of the other Debtors, and (ii) the Company and the other Debtors have not received written or, to the Knowledge of the Company, verbal notice of any actual or potential liability of the Company for the investigation, remediation or monitoring of any Materials of Environmental Concern at any location, or for any violation of Environmental Laws, where such Legal Proceedings or liability would reasonably be expected to result in a Material Adverse Change.

(d) Except as to matters that would not reasonably be expected to result in a Material Adverse Change, no written notice, claim, demand, request for information, Order, complaint or penalty has been received by any of the Debtors with respect to any alleged violation of or liability under any Environmental Laws, in each case relating to any of the Debtors. None of the Company or any of the other Debtors has entered into any consent decree, settlement or other agreement with any Governmental Entity, and none of the Company or the other Debtors is subject to any Order, in either case relating to any Environmental Laws or to Materials of Environmental Concern and where such consent decree, settlement, other agreement or Order would reasonably be expected to result in a Material Adverse Change.

(e) There has been no release, disposal or arrangement for disposal of any Materials of Environmental Concern relating to the Company, the other Debtors or any of their predecessors, or to any real property that would reasonably be expected to (i) give rise to any claim or Proceeding, or to any material liability, under any Environmental Law, or (ii) prevent the Company or any of the other Debtors from complying with applicable Environmental Laws, except for such claim, Proceedings, liability or burden or non-compliance that does not, and would not be reasonably likely to, constitute a Material Adverse Change.

(f) Neither the Company nor any of the other Debtors has assumed or retained by Contract or operation of Law any liabilities of any other Person under Environmental Laws or concerning any Materials of Environmental Concern for which the Debtors would not otherwise be liable, where such assumption or acceptance of responsibility would reasonably be expected to result in a Material Adverse Change.

(g) To the Knowledge of the Company, none of the transactions contemplated under this Agreement will give rise to any obligations to obtain the consent of or provide notice to any Governmental Entity under any Environmental Laws.

(h) The representations and warranties in this Section 4.19 are the sole and exclusive representations and warranties of the Debtors with respect to environmental, health or safety matters, including any arising under Environmental Laws or relating to Materials of Environmental Concern.

Section 4.20 Tax Matters. Except as set forth in Section 4.20 of the Company Disclosure Schedules:

(a) Except as would not reasonably be expected to result in a Material Adverse Change, the Company and each of the other Debtors have timely filed or caused to be timely filed (taking into account any applicable extension of time within which to file) with the appropriate taxing authorities all income and other material tax returns, statements, forms and reports (including elections, declarations, disclosures, schedules, estimates and information Tax Returns) for Taxes (“Tax Returns”) that are required to be filed by, or with respect to, the Company and the other Debtors. The Tax Returns accurately reflect all material liability for Taxes of the Company and the other Debtors, taken as a whole, for the periods covered thereby.

(b) Except as would not reasonably be expected to result in a Material Adverse Change, all Taxes for which the Company and the other Debtors are liable by Law to pay before the Closing Date have been paid or discharged in full or will be paid or discharged in full (whether pursuant to the Plan or otherwise).

(c) Except as would not reasonably be expected to result in a Material Adverse Change, all Taxes that the Company and the other Debtors (taken as a whole) were (or was) required by Law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party have been duly withheld or collected, and have been timely paid to the proper authorities to the extent due and payable.

(d) There are no tax sharing, indemnification or similar agreements in effect as between the Company or any of the other Debtors or any predecessor or Affiliate thereof and any other party (including any predecessors or Affiliates thereof) under which the Company or any of the other Debtors is a party to or otherwise bound by (other than such agreements (i) that are entered in the ordinary course of business or (ii) that are not expected to result in a liability for Taxes that is material to the Company and the other Debtors taken as a whole).

(e) Neither the Company nor any of the other Debtors has engaged in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

(f) None of the Company or any of the other Debtors has been either a “distributing corporation” or a “controlled corporation” in a distribution occurring during the last five years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

(g) Neither the Company nor any of the other Debtors has been requested in writing, and, to the Knowledge of the Company, there are no claims against the Company or any of the other Debtors, to pay any liability for Taxes of any Person (other than the Company or the other Debtors) that are material to the Company and the other Debtors taken as a whole, arising as a result of the Company or the relevant Debtor being either a member of a consolidated group for Tax purposes or a transferee or successor of another Person.

(h) There is no outstanding audit, assessment, dispute, claim or notice concerning any material Tax liability of the Company and the other Debtors (taken as a whole) either to the Knowledge of the Company or claimed, pending or raised by an authority in writing.

(i) There are no material Liens with respect to Taxes upon any of the assets or properties of the Company and the other Debtors (taken as a whole), other than Permitted Liens.

(j) The Company will not be deemed to constitute a “passive foreign investment company” within the meaning of Section 1297(a) of the Code.

Section 4.21 Company Plans.

(a) Except as would not reasonably be expected to result in a Material Adverse Change: (i) each Company Plan is in compliance in form and operation with its governing documents and all applicable Laws, including for each Company Plan other than a Foreign Benefit Plan (each, a “U.S. Benefit Plan”), ERISA, the Code, other applicable Laws; (ii) each U.S. Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS, and nothing has occurred that is reasonably likely to result in the loss of the qualification of such U.S. Benefit Plan under Section 401(a) of the Code or the imposition of any material liability, penalty or tax under ERISA or the Code; (iii) no “reportable event,” within the meaning of Section 4043 of ERISA has occurred or is expected to occur for any U.S. Benefit Plan covered by Title IV of ERISA other than events as to which the Pension Benefit Guaranty Corporation by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event or as a result of the Chapter 11 Cases; (iv) all contributions required to be made under the terms of any Company Plan have been timely made or have been reflected in the financial statements of the Company included in the Company SEC Documents filed prior to the date hereof; and (v) no liability, claim, action, litigation, audit, examination, investigation or administrative proceeding has been made, commenced or, to the Knowledge of the Company, threatened with respect to any Company Plan (other than (A) routine claims for benefits payable in the ordinary course, or (B) otherwise in relation to the Chapter 11 Cases).

(b) No U.S. Benefit Plan (other than any “multiemployer plan” within the meaning of Section 3(37) of ERISA (a “Multiemployer Plan”)) subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard, within the meaning of Section 412 of the Code or Section 302 of ERISA, or obtained a waiver of any minimum funding standard and, within the past six (6) years, no U.S. Benefit Plan covered by Title

IV of ERISA has been terminated and no proceedings have been instituted to terminate or appoint a trustee under Title IV of ERISA to administer any such Company Plan. Within the past six (6) years, neither the Company nor any of the other Debtors have incurred any unsatisfied liability under Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA by reason of being treated as a single employer together with any other Person under Section 4001 of ERISA or Section 414 of the Code.

(c) Within the past six (6) years, the Company and the other Debtors have not incurred any withdrawal liability with respect to a Multiemployer Plan under Subtitle E of Title IV of ERISA that has not been satisfied in full, and no condition or circumstance exists that presents a reasonable risk of the occurrence of any other withdrawal from or, to the Knowledge of the Company, the partition, termination, reorganization or insolvency of any such Multiemployer Plan.

(d) No Company Plan provides for post-employment or retiree health, life insurance or other welfare benefits, except for benefits required by Section 4980B of the Code or similar Law for which the covered individual pays the full premium cost.

(e) Neither the execution of this Agreement, the Plan or the other Transaction Agreements, nor the consummation of the transactions contemplated hereby or thereby, either alone or upon the occurrence of any additional or subsequent events, will (A) entitle any employees of the Company or any of the other Debtors to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to, any of the Company Plans, or (C) limit or restrict the right of the Company to merge, amend or terminate any of the Company Plans.

(f) The execution, delivery of and performance by the Company and the other Debtors of its obligations under this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) result in “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code or any payments under any other applicable Laws that would be treated in such similar nature to such section of the Code, with respect to any Company Plan that would be in effect immediately after the Closing.

(g) Except as required to maintain the tax-qualified status of any U.S. Benefit Plan intended to qualify under Section 401(a) of the Code, to the Knowledge of the Company, no condition or circumstance exists that would prevent the amendment or termination of any U.S. Benefit Plan other than a U.S. Benefit Plan between the Company or any of the other Debtors, on the one hand, and an individual employee or director thereof, on the other hand.

(h) Neither the Company nor any of the other Debtors (i) has any obligation to provide any individual with a “gross up” or similar payment, or otherwise indemnify any such individual, in respect of any Taxes, penalties or interest that may become payable under Sections 409A, 457A or 4999 of the Code or (ii) is subject to any taxes or assessable penalties under Section 4980H.

(i) Except as would not reasonably be expected to result in a Material Adverse Change, each Company Plan that is subject to the Laws or applicable customs or rules of relevant jurisdictions other than the United States (any such Company Plan, a “Foreign Benefit Plan”) which, under the Laws of any jurisdiction outside of the United States, is required to be registered or approved by any Governmental Entity, has been so registered and approved and, has been maintained in good standing with applicable material requirements of the Governmental Entities, and if intended to qualify for special tax treatment, there are no existing circumstances or events that have occurred that could reasonably be expected to adversely affect the special tax treatment with respect to such Foreign Benefit Plans.

Section 4.22 Internal Control Over Financial Reporting. The Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. To the Knowledge of the Company, there are no material weaknesses in the Company’s internal control over financial reporting.

Section 4.23 Disclosure Controls and Procedures. The Company (a) maintains disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company as appropriate to allow timely decisions regarding required disclosure, and (b) has disclosed, based upon the most recent evaluation by the Chief Executive Officer and Chief Financial Officer of the Company of the Company’s internal control over financial reporting, to its auditors and the audit committee of the Board (i) all significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting which are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Section 4.24 Material Contracts. All Material Contracts are valid, binding and enforceable by and against the Company and/or any other Debtor party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity, except where the failure to be valid, binding or enforceable would not reasonably be expected to result in a Material Adverse Change. No written notice to terminate, in whole or part, any Material Contract has been delivered to the Company or any of the other Debtors except where such termination would not reasonably be expected to result in a Material Adverse Change. Other than as a result of the filing of the Chapter 11 Cases, neither the Company nor any of the other Debtors nor, to the Knowledge of the Company, any other party to any Material Contract, is in default or breach under the terms thereof except, in each case, for such instances of default or breach that would not reasonably be expected to result in a Material Adverse Change. For purposes of this Agreement, “Material Contract” means any Contract necessary for the operation of the Post-Effective Date Business that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC or required to be disclosed on a Current Report on Form 8-K).

Section 4.25 No Unlawful Payments. Neither the Company nor any of the other Debtors nor any of their respective directors, officers or employees nor, to the Knowledge of the Company, any agent or other Person acting on behalf of the Company or any of the other Debtors, has, in any material respect, during the past three (3) years: (a) used any funds of the Company or any of the other Debtors for any unlawful contribution, gift, entertainment or other unlawful expense, in each case relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (d) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

Section 4.26 Compliance with Money Laundering Laws. The operations of the Company and the other Debtors are and have been at all times during the past three (3) years conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar Laws (collectively, the “Money Laundering Laws”) and no material Legal Proceeding involving the Company or any of the other Debtors with respect to Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 4.27 Compliance with Sanctions Laws. Neither the Company nor any of the other Debtors nor any of their respective directors, officers or employees nor, to the Knowledge of the Company, any agent or other Person acting on behalf of the Company or any of the other Debtors, (i) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, UK sanctions administered by the Office of Financial Sanctions Implementation of HM Treasury and/or EU sanctions administered by the competent EU Member State authorities, or (ii) used the proceeds of the Guaranteed Notes and Legacy Notes for the purpose of financing the activities of any Person that, to the Knowledge of the Company, is currently the subject of same U.S., UK and/or EU sanctions, in violation of such sanctions. The Company will not directly or indirectly use the proceeds of the Rights Offering or the issuance of the Second Lien Notes or the New Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person that, to the Knowledge of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, UK sanctions administered by the Office of Financial Sanctions Implementation of HM Treasury and/or EU sanctions administered by the competent EU Member State authorities. The sanctions-related provisions in this Section 4.27 are not intended to be a breach by any of the Debtors of, and are not intended to expose any of the Debtors to liability under, (a) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any Law implementing such regulation in any member state of the EU or the United Kingdom), (b) Section 7 of the German Foreign Trade Ordinance or (c) any similar blocking or anti-boycott Laws.

Section 4.28 No Broker’s Fees. Except for amounts that may be paid or payable to Evercore Group LLC in connection with the Restructuring upon the entry of a Final Order of the Bankruptcy Court, neither the Company nor any of the other Debtors is a party to any Contract with any Person (other than this Agreement) that would give rise to a valid claim against the Backstop Parties for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering, the issuance of the Backstop Securities or the payment of the Backstop Premium.

Section 4.29 No Registration Rights. Except as provided for in the Restructuring Support Agreement and pursuant to the Registration Rights Agreement, no Person has the right to require the Company or any of the other Debtors to register any securities for sale under the Securities Act.

Section 4.30 Ownership of Drilling Units.

(a) Other than drilling units sold or disposed of in the ordinary course of business prior to the date hereof, or sold or disposed of after the date hereof in a manner that does not violate or breach this Agreement (“Permitted Fleet Changes”), either the Company or a Subsidiary of the Company has good and marketable title to the drilling units listed in the Company’s most recent fleet status report, a true and complete copy of which has been furnished as an exhibit to a Current Report on Form 8-K filed by the Company with the SEC or otherwise provided to the Backstop Parties (the “Company Fleet Report”), in each case free and clear of all Liens except for Permitted Liens and no such drilling unit or any related asset is leased under an operating lease from a lessor that, to the Knowledge of the Company, has incurred non-recourse indebtedness to finance the acquisition or construction of such asset.

(b) The drilling units listed in the Company Fleet Report (other than such drilling units that are (x) noted therein as “cold stacked” or are being prepared to be “cold stacked” or (y) sold or disposed of in Permitted Fleet Changes) (i) have been maintained consistent with general practice in the offshore drilling industry, and are in good operating condition and repair, subject to ordinary wear and tear; (ii) are adequate for the purpose for which they are being used and are capable of being used in the business as presently conducted without present need for replacement or repair, except in the ordinary course of business; (iii) conform in all material respects with all applicable legal requirements; and (iv) in the aggregate, provide the capacity to engage in the Debtors’ business on a continuous basis as it is presently conducted, subject to routine maintenance.

Section 4.31 Insurance. The Debtors have insured their material properties and material assets against such risks and in such amounts as are customary for companies engaged in similar businesses and all premiums due and payable in respect of such insurance policies maintained by the Company and the other Debtors have been paid. The Company reasonably believes that the insurance maintained by or on behalf of the Company and the other Debtors is adequate in all material respects. As of the date hereof, to the Knowledge of the Company, neither the Company nor any of the other Debtors has received notice from any insurer or agent of such insurer with respect to any material insurance policies of the Company and the other Debtors of cancellation or termination of such policies, other than such notices which are received in the ordinary course of business or for policies that have expired on their terms, and except to the extent that such cancellation or termination would not reasonably be expected to result in a Material Adverse Change.

Section 4.32 Investment Company Act. None of the Debtors or any of their respective Subsidiaries is, or immediately after giving effect to the consummation of the Restructuring will be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act.

Section 4.33 Alternative Transactions. As of the date hereof, neither the Company nor any of the other Debtors is pursuing, or in discussions or negotiations regarding, any solicitation, offer, or proposal from any Person concerning any actual or proposed Alternative Transaction and the Company and any other Debtor has, as applicable, terminated any existing discussions or negotiations regarding any actual or proposed Alternative Transaction.

Section 4.34 No Other Representations or Warranties. Except for the representations and warranties of the Debtors contained in this Article IV, none of the Debtors makes any express or implied representations or warranties regarding the Debtors, and each Debtor hereby disclaims any such representation or warranty with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BACKSTOP PARTIES

Each Backstop Party represents and warrants as to itself only as set forth below.

Section 5.1 Incorporation. To the extent applicable, such Backstop Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the laws of its jurisdiction of incorporation or organization.

Section 5.2 Corporate Power and Authority. To the extent applicable, such Backstop Party has the requisite corporate, limited partnership or limited liability company power and authority to enter into, execute and deliver this Agreement and each other Transaction Agreements to which such Backstop Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary corporate, limited partnership or limited liability company action required for the due authorization, execution, delivery and performance by it of this Agreement and the other Transaction Agreements.

Section 5.3 Execution and Delivery. This Agreement and each other Transaction Agreement to which such Backstop Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Backstop Party and (b) when executed and delivered, will constitute the valid and binding obligations of such Backstop Party, enforceable against such Backstop Party in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity whether applied in a court of law or a court of equity.

Section 5.4 No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 5.5 are obtained, the execution and delivery by such Backstop Party of this Agreement and, to the extent applicable, the other Transaction Agreements, the compliance by such Backstop Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any Lien (other than a Permitted Lien) under, any Contract to which such Backstop Party is a party or by which such Backstop Party is bound or to which any of the properties or assets of such Backstop Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Backstop Party and (c) will not result in any material violation of any Law or Order applicable to such Backstop Party or any of its properties, except, in each of the cases described in clause (a), as would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on such Backstop Party’s performance of its obligations under this Agreement.

Section 5.5 Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any Governmental Entity having jurisdiction over such Backstop Party or any of its properties is required for the execution and delivery by such Backstop Party of this Agreement and, to the extent applicable, the Transaction Agreements, the compliance by such Backstop Party with all of the provisions hereof and thereof and the consummation of the transactions (including the subscription by such Backstop Party of its Backstop Commitment Percentage of the Backstop Securities and the Holdback Securities) contemplated herein and therein, except (a) Antitrust and Foreign Investment Approvals, including any filings required pursuant to the HSR Act or the DPA, in each case, in connection with the transactions contemplated by this Agreement, and (b) any consent, approval, authorization, order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on such Backstop Party’s performance of its obligations under this Agreement.

Section 5.6 No Registration. Such Backstop Party understands that (a) the Unregistered Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Backstop Party’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing shares cannot be sold, transferred, assigned, pledged or hypothecated unless in a transaction subsequently registered under the Securities Act or an exemption from registration is available.

Section 5.7 Purchasing Intent. Such Backstop Party is acquiring the Backstop Securities and Holdback Securities for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Backstop Party has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities Laws. Such Backstop Party did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act.

Section 5.8 Sophistication; Investigation. Such Backstop Party acknowledges that the Backstop Securities and Holdback Securities have not been registered pursuant to the Securities Act. Such Backstop Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Backstop Securities and Holdback Securities being acquired hereunder. Such Backstop Party is (a) an institution that is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act and (b) if a person or undertaking established or with a registered office in any member state of the European Economic Area, a “qualified investor” as defined in Regulation (EU) 2017/1129 (“Prospectus Regulation”); and if a person or undertaking established or with a registered office in the United Kingdom, a “qualified investor” as defined in the Prospectus Regulation as retained in English law pursuant to the European Union (Withdrawal) Act 2018. Such Backstop Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding the Backstop Securities and, if applicable, Holdback Securities, for an indefinite period of time). Such Backstop Party has conducted and relied on its own independent investigation of, and judgment with respect to, the Debtors and the advice of its own legal, tax, economic, and other advisors, and disclaims reliance on any representations or warranties, either expressed or implied, by or on behalf of any of the Debtors other than the representations and warranties expressly set forth in this Agreement or any other Transaction Agreement.

Section 5.9 No Broker’s Fees. Such Backstop Party is not a party to any Contract with any Person (other than this Agreement and engagement letters with Ducera and Houlihan) that would give rise to a valid claim against the Company, for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering or the issuance of the Backstop Securities and Holdback Securities.

Section 5.10 Sufficiency of Funds. Such Backstop Party has, and such Backstop Party on the Effective Date will have, sufficient immediately available funds to make and complete the payment of the aggregate Subscription Price for its Backstop Commitment Percentage of the Backstop Securities and the Holdback Securities and the Rights Offering Securities committed to be subscribed for by it pursuant to Section 2.1(b).

Section 5.11 Legal Proceedings. As of the date hereof, there are no Legal Proceedings pending or threatened to which such Backstop Party is a party or to which any property of such Backstop Party is the subject that would reasonably be expected to prevent, materially delay or materially impair the ability of such Backstop Party to consummate the transactions contemplated hereby.

Section 5.12 Arm’s Length. Such Backstop Party acknowledges and agrees that the Company is acting solely in the capacity of an arm’s length contractual counterparty to such Backstop Party with respect to the transactions contemplated hereby (including in connection with determining the terms of the Rights Offering).

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1 Approval of the Requisite Backstop Parties. Except as otherwise provided for in the Restructuring Support Agreement, each Definitive Document in connection with the Restructuring, including the following, shall be in a form and substance reasonably acceptable to the Company and the Requisite Backstop Parties:

(a) the Disclosure Statement, the Disclosure Statement Motion and the Disclosure Statement Order;

(b) the Plan and any exhibits, supplements, appendices, amendments and other attachments thereto, including the Plan Supplement;

(c) the credit agreement for any Exit Revolver (as applicable), and any related documentation;

(d) the Reorganized Noble Corporate Documents;

(e) all documents relating to the Rights Offering, including the Rights Offering Procedures and the Registration Rights Agreement;

(f) the indenture for the Second Lien Notes and related documentation (including the security and guaranty documentation and any intercreditor agreements), which shall be consistent with the terms set forth on Exhibit C to the Restructuring Term Sheet;

(g) the Confirmation Order; and

(h) the BCA Approval Motion.

Section 6.2 Orders; Plan and Disclosure Statement. The Debtors shall use their respective commercially reasonable best efforts to obtain entry of the Confirmation Order, the BCA Approval Order and the Disclosure Statement Order, as contemplated by, and otherwise in compliance with, the Restructuring Support Agreement. The Company shall provide to Kramer Levin and Milbank a copy of any proposed amendment, modification or change to the Plan or the Disclosure Statement and a reasonable opportunity to review and comment on such documents, and such documents must be in form and substance reasonably satisfactory to the Requisite Backstop Parties. The Company shall provide to Kramer Levin and Milbank a copy of each of the proposed Confirmation Order, the BCA Approval Order and the Disclosure Statement Order and a reasonable opportunity to review and comment on each such Order prior to each such Order being filed with the Bankruptcy Court, and each such Order must be in form and substance reasonably satisfactory to the Requisite Backstop Parties.

Section 6.3 Debtors’ Covenants.

(a) Affirmative Covenants. Except (x) as explicitly set forth in this Agreement or as otherwise provided for in the Restructuring Support Agreement, or (y) with the prior written consent of the Requisite Backstop Parties (with e-mail from Kramer Levin and Milbank being sufficient) (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with its terms (the “Pre-Closing Period”), the Debtors shall:

(i) act in good faith and use commercially reasonable efforts to support and successfully complete the Restructuring and all transactions contemplated under this Agreement and the Restructuring Support Agreement, in accordance with the terms hereof and thereof;

(ii) negotiate in good faith, and use commercially reasonable efforts to complete and enter into, the Definitive Documents in a manner consistent with this Agreement and the Restructuring Support Agreement;

(iii) provide draft copies of all material motions or applications and other documents relating to the Plan, the Disclosure Statement, any proposed amended version of the Plan or Disclosure Statement, and any other Definitive Document that the Company intends to file with the Bankruptcy Court, to counsel to the Backstop Parties at least two (2) calendar days before the date of filing of any such pleading or other document to the extent reasonably practicable;

(iv) maintain its good standing under the laws of the state or other jurisdiction in which it is incorporated or organized;

(v) timely file a formal written objection to any motion filed with the Bankruptcy Court by a third-party seeking entry of an order modifying or terminating the Company’s exclusive right to file or solicit acceptances for a plan of reorganization;

(vi) to the extent any legal, financial or structural impediment arises that would prevent, hinder, or delay the consummation of the transactions contemplated herein, negotiate in good faith appropriate additional or alternative provisions to address any such impediment; provided that the economic outcome for the Company and other material terms of this Agreement are preserved in any such provisions;

(vii) notify Kramer Levin and Milbank upon becoming aware of any of the following occurrences: (A) the occurrence of an event described in Section 9.1; (B) any person has challenged the validity or priority of, or has sought to avoid, any of the Guaranteed Notes or the Legacy Notes; or (C) material developments, discussions, negotiations, or proposals relating to any Alternative Transaction, material contracts or any case or controversy that may be commenced against the Company or holders of Guaranteed Notes or Legacy Notes;

(viii) to the extent consistent with any confidentiality requirements, provide a copy of any written proposal for an Alternative Transaction (or a written summary of any oral proposal for an Alternative Transaction) received by the Company to Kramer Levin, Akin Gump and Milbank on a “professional eyes only” basis within two (2) calendar days of the Company’s or its advisors’ receipt of such proposal;

(ix) use commercially reasonable efforts to achieve each of the Milestones contained in the Restructuring Support Agreement in accordance with the terms of the Restructuring Support Agreement, as such Milestones may be extended or waived from time-to-time by the Requisite Backstop Parties;

(x) conduct the business of the Debtors in the ordinary course in a manner that is consistent with past practices, including (A) maintaining physical assets, properties and facilities in their working order condition and repair in a manner that is consistent with past practices, (B) maintaining books and records in the ordinary course, in a manner that is consistent with past practices, (C) maintaining all insurance policies, or suitable replacements therefor, in full force and effect, in the ordinary course, in a manner that is consistent with past practices and (D) using commercially reasonable efforts to preserve intact the business of the Debtors, including relationships with third parties (including creditors, vendors, contract counterparties, customers, licensors, licensees, suppliers and distributors) and employees in the ordinary course, in a manner that is consistent with past practices.

(b) Negative Covenants. Except (x) as explicitly set forth in this Agreement or as otherwise provided for in the Restructuring Support Agreement or (y) with the prior written consent of the Requisite Backstop Parties (with e-mail from Kramer Levin and Milbank being sufficient) (such consent not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, the Debtors shall not:

(i) affirmatively solicit or support any Alternative Transaction or execute any agreements, instruments, or other documents that, in whole or in part, are inconsistent with this Agreement, other than in an immaterial respect, provided that nothing herein shall restrict the Company from discussing or negotiating any Alternative Transaction in response to a proposal received by the Company;

(ii) take any actions that are inconsistent, or fail to take any actions that are consistent, with this Agreement, the Definitive Documents, or the implementation of the Restructuring;

(iii) enter into, terminate, or otherwise modify any Material Contracts other than in the ordinary course of business;

(iv) other than in the ordinary course of business or as approved by an order of the Bankruptcy Court, (a) enter into or amend, adopt, restate, supplement, or otherwise modify any employee benefit, deferred compensation, incentive, retention, bonus, or other compensatory arrangements, policies, programs, practices, plans or agreements, including offer letters, employment agreements, consulting agreements, severance arrangements, or change in control arrangements with or for the benefit of any of its management-level employees or (b) increase the base salary, target bonus opportunity, or other benefits payable by the Company or the other Debtors to any of its management-level employees;

(vi) other than in the ordinary course of business, enter into any material proposed settlement of any Cause of Action or Legal Proceeding; or

(vii) incur any Liens, other than (a) as expressly contemplated by the Plan, (b) Permitted Liens or (c) in the ordinary course of business.

(c) Notwithstanding anything to the contrary in this Agreement (including in this Section 6.3), the Company and the other Debtors are not in any event prevented from, and in no event shall need consent from the Requisite Backstop Parties to: (i) take any reasonable action to prevent, address or mitigate the effects of any environmental condition or hazard (including any Release of Materials of Environmental Concern), any occupational health, safety and welfare hazard, or any emergency; (ii) take or refrain from taking any reasonable action on any matter as may be required to give effect to any provision of this Agreement or to comply with applicable Laws; (iii) take any reasonable action to prevent or mitigate injury or damage to any Person or property or otherwise take any commercially reasonable action in response to a business emergency or other unforeseen operational matters; (iv) take or refrain from taking any reasonable action in accordance with prudent practices for an offshore oilfield services business or a company operating under the Bankruptcy Code; or (v) take all reasonable measures to preserve the business as a result of any impact or reasonably anticipated impact arising as a result of COVID-19, in the case of this clause (v) in consultation with the Requisite Backstop Parties.

Section 6.4 Backstop Parties’ Covenants.

(a) Affirmative Covenants. Except (x) as explicitly set forth in this Agreement or as otherwise provided for in the Restructuring Support Agreement (y) with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, each Backstop Party shall comply with each of the “Affirmative Covenants of the Consenting Creditors” set forth in Section 4(a) of the Restructuring Support Agreement.

(b) Negative Covenants. Except (x) as explicitly set forth in this Agreement or as otherwise provided for in the Restructuring Support Agreement or (y) with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, each Backstop Party shall comply with each of the “Negative Covenants of the Consenting Creditors” set forth in Section 4(b) of the Restructuring Support Agreement.

Section 6.5 Antitrust and Foreign Investment Approval.

(a) Each Party agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement, the other Transaction Agreements and the Plan, including (i) if applicable, filing, or causing to be filed, the Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission, and any other filings, notifications or other forms required or advisable in order to obtain any Antitrust and Foreign Investment Approvals (other than the HSR Filing), in each case as soon as reasonably practicable following the date hereof and, when practicable, shall use commercially reasonable efforts to request expedited treatment of any such filings (including requesting early termination of any applicable waiting periods under the HSR Act) and (ii) promptly furnishing documents or information reasonably requested by any Antitrust and Foreign Investment Authority. The Company will be responsible for the payment of any filing fees required to be paid to any Governmental Entity with any filings required to be submitted pursuant to this Section 6.5, in connection with the consummation of the transactions contemplated by this Agreement.

(b) The Company, and each Backstop Party that is subject to an obligation pursuant to the Antitrust and Foreign Investment Laws to notify any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements that has notified the Company in writing of such obligation (each such Backstop Party, a “Filing Party”), agree to reasonably cooperate with each other as to the content of any antitrust or foreign investment filings and notifications and as to the determination of whether the making of any antitrust or foreign investment filing or notification, other than an HSR Filing, is necessary. The Company and each Filing Party shall, to the extent permitted by applicable Law, use reasonable endeavors to: (i) promptly notify each other of, and if in writing, furnish each other with copies of (or, in the case of material oral communications, advise each other orally of) any communications from or with an Antitrust and Foreign Investment Authority, subject to confidentiality obligations and the need to protect business secrets; (ii) where reasonably practicable, not participate in any meeting with an Antitrust and Foreign Investment Authority unless it consults with each other Filing Party and the Company, as applicable, in advance and, to the extent permitted by the Antitrust and Foreign Investment Authority and applicable Law, give each other Filing Party and the Company, as applicable, a reasonable opportunity to attend and participate thereat; (iii) furnish each other Filing Party and the Company, as applicable, with copies of all correspondence, filings and communications between such Filing Party or the Company and the Antitrust and Foreign Investment Authority, subject to confidentiality obligations, provided that any such documentation may be redacted to remove any non-public business data or similar information of the Filing Party; (iv) furnish each other Filing Party with such necessary information and reasonable assistance as may be reasonably necessary in connection with the preparation of any antitrust or foreign investment filing, notification or submission of information to the Antitrust and Foreign Investment Authority, subject to applicable Law, confidentiality obligations and the need to protect business secrets; (v) provide to, and afford reasonable opportunity of comment and review by, each other Filing Party and the Company, as applicable, of any material correspondence, filings and communications with any Antitrust and Foreign Investment Authority; and (vi) not withdraw its filing, if any, under the HSR Act, the DPA or any other filing to any Antitrust and Foreign Investment Authority without the prior written consent of the Requisite Backstop Parties and the Company (not to be unreasonably withheld, conditioned or delayed).

(c) Should a Filing Party be subject to an obligation in connection with any Antitrust and Foreign Investment Approval to jointly notify with one or more other Filing Parties (each, a “Joint Filing Party”) a transaction contemplated by this Agreement, the Plan or the other Transaction Agreements, such Joint Filing Party shall promptly notify each other Joint Filing Party of, and if in writing, furnish each other Joint Filing Party with copies of (or, in the case of material oral communications, advise each other Joint Filing Party orally of) any communications from or with an Antitrust and Foreign Investment Authority, subject to confidentiality obligations and the need to protect business secrets.

(d) Subject to the last sentence of this Section 6.5(d) and to Section 6.5(e), the Company and each Filing Party shall use commercially reasonable efforts to cause the review or waiting periods under the applicable Antitrust and Foreign Investment Laws to terminate or expire, or to obtain approval from the applicable Antitrust and Foreign Investment Authority, at the earliest possible date after the date of filing. The communications contemplated by this Section 6.5 may be made by the Company or a Filing Party on an outside counsel-only basis or subject to other agreed upon confidentiality safeguards. The obligations in this Section 6.5 shall not apply to filings, correspondence, communications or meetings with Antitrust and Foreign Investment Authorities unrelated to the transactions contemplated by this Agreement, the Plan and the other Transaction Agreements. The obligations in this Section 6.5 shall not require the Company, the Parent Issuer, the Subsidiary Issuer, any Debtor or any Backstop Party to (1) take any action or share any information which is restricted or prohibited by obligations of confidentiality binding on the Company, the Parent Issuer, the Subsidiary Issuer, any Debtor or any Backstop Party, applicable Law or the rules of any applicable securities exchange (provided that such Party must only withhold the portion of such information or materials that are actually subject to such confidentiality obligations, applicable Law or rules of any applicable securities exchange and, unless otherwise restricted from doing so by any of the aforementioned, use commercially reasonable efforts to provide such withheld information or materials on an outside counsel only basis or subject to other agreed upon confidentiality safeguards), (2) disclose any document or share any information over which the Company, the Parent Issuer, the Subsidiary Issuer, any Debtor or any Backstop Party asserts any legal professional privilege nor waive or forego the benefit of any applicable legal professional privilege or (3) disclose any non-public business data or similar information of a Filing Party, except such data or information as may be necessary to establish jurisdictional filing or notification requirements, or as may be required in order to obtain any Antitrust and Foreign Investment Approvals, which shall be shared on a counsel-only basis.

(e) Notwithstanding anything in this Agreement to the contrary, nothing shall require any Backstop Party or any of its Affiliates to (i) dispose of, license or hold separate any of its or its Subsidiaries’ or Affiliates’ assets, (ii) limit its freedom of action or the conduct of its or its Subsidiaries’ or Affiliates’ businesses or make any other behavioral commitments with respect to itself or any of its Subsidiaries or Affiliates, (iii) divest any of its Subsidiaries or its Affiliates, or (iv) commit or agree to any of the foregoing. Without the prior written consent of the Requisite Backstop Parties, neither the Company nor any of the other Debtors shall commit or agree to (x) dispose of, license or hold separate any of its assets or (y) limit its freedom of action with respect to any of its businesses or commit or agree to any of the foregoing, in each case, in order to secure any necessary consent or approvals for the transactions contemplated hereby under the Antitrust and Foreign Investment Laws. Notwithstanding anything to the contrary herein, neither the Backstop Parties, nor any of their Affiliates, nor the Company or any of the other Debtors, shall be required as a result of this Agreement, to initiate any legal action against, or defend any litigation brought by, the United States Department of Justice, the United States Federal Trade Commission, or any other Governmental Entity in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding which would otherwise have the effect of preventing or materially delaying the transactions contemplated hereby, or which may require any undertaking or condition set forth in the preceding sentence.

Section 6.6 Access to Information. Upon reasonable notice during the Pre-Closing Period, the Debtors shall afford the Backstop Parties and their Representatives reasonable access (subject to any reasonable restrictions imposed by the Debtors with respect to in-person access in light of COVID-19 concerns), during normal business hours and without unreasonable disruption or interference with Debtors’ business or operations, to the Debtors’ employees, properties, books, contracts and records and, during the Pre-Closing Period, the Debtors shall furnish promptly to such parties all reasonable information concerning the Debtors’ business, properties and personnel as may reasonably be requested by any such party, provided that the foregoing shall not require the Company (a) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would cause the Company or any of the other Debtors to violate any of their respective obligations with respect to confidentiality to a third party if the Company shall have used its commercially reasonable efforts to obtain, but failed to obtain, the consent of such third party to such inspection or disclosure, (b) to disclose any legally privileged information of the Company or any of the other Debtors or (c) to violate any applicable Laws; provided further that the Company shall deliver to the Backstop Parties a schedule setting forth a description of any requested information not provided to the Backstop Parties pursuant to clauses (a), (b) and (c) above (in the case of clause (a), to the extent not prohibited from doing so by Law or contractual obligation, provided that, in such case, the Company shall provide a reasonably detailed description of the applicable information to the extent not prohibited by Law or contractual obligation). All requests for information and access made in accordance with this Section 6.6 shall be directed to an executive officer of the Company or such person as may be designated by the Company’s executive officers; provided, however, that the Company may condition the provision of any information under this Section 6.6 on the entry by the applicable Backstop Party into a customary non-disclosure agreement with the Company, in form and substance reasonably satisfactory to the Company and such Backstop Party.

Section 6.7 Financial Information.

(a) At all times prior to the Closing Date, the Company shall deliver to counsel to each Backstop Party and to each Backstop Party that so requests, subject to appropriate assurance of confidential treatment, all statements and reports the Company is required to deliver pursuant to any credit agreement, indenture or similar agreement or instrument to which the Company is or any of the other Debtors is a party (as in effect on the date hereof) (the “Financial Reports”). Neither any waiver by the lenders or other counterparties under such agreement or instrument of their right to receive the Financial Reports nor any amendment or termination of such agreement or instrument shall affect the Company’s obligation to deliver the Financial Reports to the Backstop Parties in accordance with the terms of this Agreement.

(b) The Financial Reports (i) shall be complete and correct in all material respects and (ii) shall be deemed to have been delivered in accordance with Section 6.7(a) on the date on which the Company posts such information on the Company’s website on the internet at www.noblecorp.com or makes such information available via the EDGAR system of the SEC on the internet (to the extent such information has been posted, filed, furnished or is otherwise available).

Section 6.8 Alternative Transactions.

(a) During the Pre-Closing Period, (i) the Company and the other Debtors shall, and shall instruct and direct their respective Representatives to, immediately cease and terminate any ongoing solicitation with respect to any Alternative Transaction, and (ii) the Company and the other Debtors shall not, and the Company and the other Debtors shall instruct and direct their respective Representatives not to, solicit, support, file or prosecute any Alternative Transaction or object to or take any other action that would reasonably be expected to prevent, interfere with, delay, or impede approval of this Agreement, solicitation, approval of the Disclosure Statement, or the confirmation and consummation of the Plan and the Restructuring. Notwithstanding the foregoing sentence, if following the date of this Agreement (x) if the Company or any of the other Debtors receives a proposal or offer for an Alternative Transaction not solicited in violation of this Section 6.8 (an “Alternative Transaction Proposal”) from any Person and (y) the Board has determined in good faith, after consultation with its outside legal counsel and its financial advisor, that failure to consider and engage in discussions and negotiations in connection with respect to such Alternative Transaction Proposal would be inconsistent with their fiduciary duties, then the Company, the other Debtors, and their Representatives shall not be prohibited from considering and engaging in negotiations with respect to the Alternative Transaction Proposal consistent with the Company’s and the Board’s exercise of their fiduciary duties; provided that if the Company receives an Alternative Transaction Proposal, then the Company shall (A) within one (1) calendar day of receiving such Alternative Transaction Proposal, notify in writing the Backstop Parties of the receipt of such Alternative Transaction Proposal and deliver a copy of such Alternative Transaction Proposal to the Backstop Parties and their respective Representatives, including Kramer Levin and Milbank; (B) keep the Backstop Parties reasonably informed of the status and terms of any such Alternative Transaction Proposal (including any amendments thereto), the status of any such discussions or negotiations, including any change in the Company’s intentions as previously notified; and (C) use commercially reasonable efforts to respond promptly to reasonable information requests and questions from the Backstop Parties regarding such Alternative Transaction. Notwithstanding anything else contained herein, none of the Company or any of the other Debtors shall enter into any confidentiality agreement with a party in connection with an Alternative Transaction unless the Company notifies the Backstop Parties in writing prior to such entry into the non-disclosure agreement, as well as upon execution thereof.

(b) Subject to the Company’s compliance with this Section 6.8, during the Pre-Closing Period, the Board may approve an Alternative Transaction Proposal not solicited in violation of this Section 6.8 that the Board has determined in good faith, after consultation with its outside legal counsel and its financial advisor, that failure to approve the Alternative Transaction Proposal would reasonably be expected to be inconsistent with its fiduciary duties, provided that the Board notifies the Backstop Parties in writing at least two (2) Business Days in advance that it intends to take such action or that the Company intends to terminate this Agreement pursuant to Section 9.1(d)(ii). Upon the receipt of such notice, the Requisite Backstop Parties shall have the right to immediately terminate this Agreement pursuant to Section 9.1(c)(ii)(A).

(c) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require a Debtor or the board of directors, board of managers, or similar governing body of a Debtor, after consulting with outside counsel, to take any action or to refrain from taking any action with respect to the Restructuring, including terminating this Agreement pursuant to Section 9.1(d)(ii), to the extent taking or failing to take such action would be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 6.8 shall not be deemed to constitute a breach of this Agreement; provided that this Section 6.8 shall not impede any Party’s right to terminate this Agreement pursuant to Article IX, including, for the avoidance of doubt, the Backstop Parties’ right to terminate in accordance with Section 9.1(c); provided, further, that the Debtors shall provide three (3) Business Days’ notice, to the extent reasonably practicable, to the Ad Hoc Guaranteed Group Backstop Parties and the Ad Hoc Legacy Group Backstop Parties (with email to Kramer Levin and Milbank being sufficient) prior to taking any action or refraining from taking any action in reliance on this Section 6.8 (and in any event no later than the date on which the Debtors take or refrain from taking any such action). Upon the receipt of such notice, the Requisite Backstop Parties shall have the right to terminate this Agreement pursuant to Section 9.1(c)(ii)(C).

Section 6.9 Commercially Reasonable Efforts.

(a) Without in any way limiting any other respective obligation of the Debtors or any Backstop Party in this Agreement, the Debtors shall use, and each Backstop Party shall use, commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement, the Plan and the other Transaction Agreements, including using commercially reasonable efforts in:

(i) timely preparing and filing all documentation reasonably necessary to effect all necessary notices, reports and other filings of such Party and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or Governmental Entity;

(ii) in the case of the Debtors, except as set forth in Section 6.5(e), defending any Legal Proceedings challenging this Agreement, the Plan or any other Transaction Agreement or the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining order entered by any Governmental Entity vacated or reversed; and

(iii) working together in good faith to finalize the Registration Rights Agreement and the Reorganized Noble Corporate Documents for timely inclusion in the Plan Supplement and filing with the Bankruptcy Court.

(b) Subject to applicable Laws relating to the exchange of information, the Backstop Parties and the Company shall have the right to review in advance, and to the extent practicable each will consult with the other on all of the material information relating to Backstop Parties or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement or the Plan; provided, however, that the Backstop Parties are not required to provide for review in advance declarations or other evidence submitted in connection with any filing with the Bankruptcy Court. In exercising the foregoing rights, each of the Company and the Backstop Parties shall act reasonably and as promptly as practicable.

(c) Nothing contained in this Section 6.8 shall limit the ability of any Debtor or Backstop Party (i) to consult with any other Debtor, any other Backstop Party, or any other party in interest in the Chapter 11 Cases, (ii) to appear and be heard, or (iii) to file objections, in each case, concerning any matter arising in the Chapter 11 Cases.

Section 6.10 Exit Revolver. The Debtors agree to use good faith commercially reasonable efforts to enter into the Exit Revolver.

Section 6.11 New Board of Directors. On the Closing Date, the board of directors of the Parent Issuer shall be comprised of nine (9) directors consisting of: (i) the chief executive officer of the Parent Issuer; (ii) six (6) directors designated by the members of the Ad Hoc Guaranteed Group; and (iii) two (2) directors to be designated by the members of the Ad Hoc Legacy Group.

Section 6.12 Registration Rights Agreement. The Plan will provide that from and after the Closing Date, the Backstop Parties shall be entitled to certain registration rights with respect to the Second Lien Notes and New Shares issued in connection with the Rights Offering, this Agreement and the Plan, in each case that are issued other than pursuant to Section 1145 of the Bankruptcy Code, or which are deemed to be securities held by affiliates of the Issuers, as determined under applicable securities Laws (the “Registrable Securities”), pursuant to a customary registration rights agreement in form and substance consistent with the terms set forth in this Agreement and the Restructuring Support Agreement and otherwise on terms and conditions reasonably satisfactory to the Company and the Requisite Backstop Parties (the “Registration Rights Agreement”). A form of the Registration Rights Agreement shall be filed with the Bankruptcy Court as part of the Plan Supplement. The Registration Rights Agreement shall provide for, among other things (subject to customary exceptions and conditions), the filing of a resale registration statement covering all Registrable Securities and, in the case of New Shares, customary demand and piggyback registration rights. The Company, the Parent Issuer or the Subsidiary Issuer (as applicable) shall cause such registration statement to be filed as promptly as practicable and in any event within thirty (30) or sixty (60) days (as set forth in the Restructuring Term Sheet) following the Effective Date, and to use its commercially reasonable best efforts to cause the registration statement to be declared effective by the staff of the SEC as promptly as practicable thereafter. During the Pre-Closing Period, the Parties will cooperate in good faith to negotiate the terms and conditions of penny warrants to be issued upon request of any Backstop Party that would otherwise receive New Shares representing beneficial ownership of 10% or more of the aggregate issued and outstanding New Shares such that any such Backstop Party would have beneficial ownership of less than 10% of the New Shares (any such warrants, “Penny Warrants”), which such Penny Warrants shall have no antidilution protection except in the case of stock splits and stock dividends and similar events or circumstances and shall otherwise be in form and substance mutually agreeable to such Backstop Party and the Company or the Parent Issuer (as applicable), taking into account, among other things, any possible tax or other adverse consequences thereof to the Company or the Parent Issuer (as applicable), in which case the New Shares issuable upon exercise of such Penny Warrants shall be included in the resale shelf registration statement.

Section 6.13 Blue Sky. The Issuers shall, on or before the Closing Date, take such action as the Issuers shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Unregistered Securities issued hereunder for, sale to the Backstop Parties at the Closing Date pursuant to this Agreement under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification) or similar Laws of the UK or EU and shall provide evidence (to the extent reasonably available) of any such action so taken to the Backstop Parties on or prior to the Closing Date. The Issuers shall timely make all filings and reports, if any, relating to the offer and sale of the Unregistered Securities issued hereunder required under applicable securities and “Blue Sky” Laws of the states of the United States following the Closing Date. The Issuers shall pay all fees and expenses in connection with satisfying their respective obligations under this Section 6.13.

Section 6.14 No Integration; No General Solicitation. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Unregistered Securities, the Rights Offering and this Agreement in a manner that would require registration under the Securities Act of the Unregistered Securities to be issued by the Company on the Effective Date. None of the Company or any of its affiliates or any other Person acting on its or their behalf will solicit offers for, or offer or sell, any Unregistered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act.

Section 6.15 Fungibility and Liquidity. The Second Lien Notes and New Shares issued in connection with the Rights Offering and this Agreement (including the Holdback Securities and the Backstop Premium) are to be DTC-eligible, other than any Second Lien Notes or New Shares required to bear a “restricted” legend under applicable securities laws (which shall be in DTC under a restricted CUSIP, if feasible, or otherwise in book entry form). The Issuers shall use commercially reasonable efforts to promptly make, when applicable from time to time after the Closing, all Unlegended Securities eligible for deposit with DTC. Notwithstanding anything herein to the contrary, the Parties will continue to evaluate potential alternative securities law and transfer restriction treatment for the Second Lien Notes and the New Shares issued pursuant to this Agreement, with a view toward maximizing the liquidity and fungibility of the issuances of the Second Lien Notes and the issuances of the New Shares. In all events, the Second Lien Notes and the New Shares shall be made fungible as promptly as possible (including the same CUSIP), including as contemplated by the Registration Rights Agreement. Such alternative treatment shall be reasonably satisfactory to the Issuers and the Requisite Backstop Parties.

Section 6.16 Use of Proceeds. The Debtors will apply the proceeds from the exercise of the Rights, the Exit Revolver and the issuance of the Holdback Securities and the Backstop Securities, in each case, pursuant to the Plan.

Section 6.17 Legends.

(a) To the extent any Unregistered Shares are issued, each certificate evidencing Unregistered Shares and each certificate issued in exchange for or upon the transfer, sale or assignment of any such securities, shall be stamped or otherwise imprinted with a legend (the “Share Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.”

To the extent any uncertificated Unregistered Shares are issued, such Unregistered Shares shall be subject to a restrictive notation substantially similar to the Share Legend in the stock ledger or other appropriate records maintained by the Parent Issuer or agent and the term “Share Legend” shall include such restrictive notation. The Share Legend (or restrictive notation, as applicable) set forth above shall be removed from the certificates evidencing any such securities (or the records, in the case of uncertificated shares), upon request at any time after the restrictions described in such legend cease to be applicable. The Parent Issuer may reasonably request such opinions, certificates or other evidence that such restrictions no longer apply as a condition of removing the Share Legend (or restrictive notation, as applicable).

(b) To the extent any Unregistered Notes are issued, each certificate evidencing Unregistered Notes and each certificate issued in exchange for or upon the transfer, sale or assignment of any such securities, shall be stamped or otherwise imprinted with a legend (the “Note Legend”) in substantially the following form:

“THIS SENIOR SECURED SECOND LIEN NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.”

To the extent any uncertificated Unregistered Notes are issued, such Unregistered Notes shall be subject to a restrictive notation substantially similar to the Note Legend in the ledger or other appropriate records maintained by the Subsidiary Issuer or agent and the term “Note Legend” shall include such restrictive notation. The Note Legend (or restrictive notation, as applicable) set forth above shall be removed from the certificates evidencing any such securities (or the records, in the case of uncertificated notes), upon request at any time after the restrictions described in such legend cease to be applicable. The Subsidiary Issuer may reasonably request such opinions, certificates or other evidence that such restrictions no longer apply as a condition of removing the Note Legend (or restrictive notation, as applicable).

Section 6.18 Issuer Joinder. If the Parent Issuer or the Subsidiary Issuer is to be a Person other than a Debtor on the date hereof, then promptly after the creation of such Person, the Company shall cause such Person to join this Agreement pursuant to a joinder agreement in form and substance attached hereto as Exhibit B.

ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 7.1 Conditions to the Obligation of the Backstop Parties. The obligations of each Backstop Party to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.2) the satisfaction of the following conditions:

(a) Disclosure Statement Order. The Bankruptcy Court shall have entered the Disclosure Statement Order in form and substance reasonably satisfactory to the Requisite Backstop Parties, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(b) BCA Approval Order. The Bankruptcy Court shall have entered the BCA Approval Order in form and substance reasonably satisfactory to the Requisite Backstop Parties, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(c) Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order in form and substance reasonably satisfactory to the Requisite Backstop Parties, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(d) Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(e) Senior Management; Arrangements with Senior Management. The identity and employment of senior management shall be reasonably satisfactory to the Requisite Consenting Priority Guaranteed Noteholders and any employment agreement or other arrangements with respect to senior management shall be in form and substance reasonably satisfactory to the Requisite Consenting Priority Guaranteed Noteholders, in consultation with the Ad Hoc Legacy Group Backstop Parties.

(f) Exit Revolver. The Exit Revolver, in form and substance reasonably satisfactory to the Requisite Backstop Parties, shall have become effective.

(g) Effectiveness of Restructuring Support Agreement. The Restructuring Support Agreement shall have remained in effect through the Effective Date.

(h) Rights Offering. The Rights Offering shall have been conducted in all material respects in accordance with the BCA Approval Order, the Plan, the Disclosure Statement Order and this Agreement, and the Offering Period shall have concluded.

(i) Registration Rights Agreement. The Registration Rights Agreement, in form and substance reasonably satisfactory to the Issuers and the Requisite Backstop Parties, shall have been executed and delivered by the Issuers, shall otherwise have become effective with respect to the Backstop Parties and the other parties thereto and shall be in full force and effect.

(j) Government and Third Party Approvals. All terminations or expirations of waiting periods imposed by any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, the DPA, and any other Antitrust and Foreign Investment Laws, shall have occurred, and all other notifications, consents, authorizations and approvals required to be made or obtained for the transactions contemplated by this Agreement from any Governmental Entity under any other Antitrust and Foreign Investment Law shall have been made or obtained and all other material governmental and material third party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement and the Plan shall have been made or received, as applicable.

(k) Expense Reimbursement. The Debtors shall have paid all Expense Reimbursement accrued through the Closing Date and invoiced pursuant to Section 3.3.

(l) No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the transactions contemplated by this Agreement.

(m) Material Adverse Change. (i) From the date hereof to the Closing Date, no Material Adverse Change shall have occurred and (ii) the Backstop Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Company confirming the same.

(n) Minimum Liquidity and Minimum Cash of the Reorganized Debtors. After giving pro forma effect to the occurrence of the Effective Date, the Reorganized Debtors shall have minimum liquidity (consisting of unrestricted cash and cash equivalents, plus availability under the Exit Revolver) of no less than Four Hundred Twenty-Five Million Dollars ($425,000,000).

(o) Plan. The Company, all of the other Debtors and the Issuers shall have substantially complied with the terms of the Plan (as amended or supplemented from time to time) that are to be performed by the Company, the other Debtors or the Issuers on or prior to the Effective Date and the conditions to the occurrence of the Effective Date (other than any conditions relating to occurrence of the Closing) set forth in the Plan shall have been satisfied or waived in accordance with the terms of the Plan.

(p) Director & Officer Insurance Policies. The Requisite Consenting Priority Guaranteed Noteholders, in consultation with the Ad Hoc Legacy Group Backstop Parties, shall be reasonably satisfied with the terms and conditions of any director and officer insurance policies and any director and officer indemnification agreements, if applicable, to be in effect on and after the Effective Date.

(q) Reorganized Noble Corporate Documents. The Reorganized Noble Corporate Documents, in form and substance reasonably satisfactory to the Company and the Requisite Consenting Priority Guaranteed Noteholders, shall have been duly approved and adopted and shall be in full force and effect.

(r) Representations and Warranties.

(i) The representations and warranties of the Debtors contained in Section 4.11 shall be true and correct in all respects at and as of the date hereof and the Closing Date after giving effect to the Plan with the same effect as if made on and as of the Closing Date after giving effect to the Plan.

(ii) The representations and warranties of the Debtors contained in Sections 4.2, 4.3, 4.4 and 4.5 shall be true and correct in all material respects at and as of the date hereof and the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(iii) The other representations and warranties of the Debtors contained in this Agreement shall be true and correct (disregarding all materiality or Material Adverse Change qualifiers contained therein) at and as of the date hereof and the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct would not reasonably be expected to result in a Material Adverse Change.

(s) Covenants. The Debtors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to or at the Closing.

(t) Officer’s Certificate. The Backstop Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Company confirming that the conditions set forth in Sections 7.1(m), (n), (r) and (s) have been satisfied.

(u) Funding Notice. The Backstop Parties shall have received the Funding Notice.

Section 7.2 Waiver of Conditions to Obligation of Backstop Parties. All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part with respect to all Backstop Parties by a written instrument executed by the Requisite Backstop Parties in their sole discretion and if so waived, all Backstop Parties shall be bound by such waiver.

Section 7.3 Conditions to the Obligation of the Company. The obligation of the Company and the other Debtors to consummate the transactions contemplated hereby with any Backstop Party is subject to (unless waived by the Company) the satisfaction of each of the following conditions:

(a) BCA Approval Order. The Bankruptcy Court shall have entered the BCA Approval Order in form and substance as submitted by the Company or otherwise reasonably satisfactory to the Company, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(b) Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(c) Disclosure Statement Order. The Bankruptcy Court shall have entered the Disclosure Statement Order in form and substance as submitted by the Company or otherwise reasonably satisfactory to the Company, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(d) Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order in form and substance as submitted by the Company or otherwise reasonably satisfactory to the Company, and such Order shall be a Final Order; such Order shall be in full force and effect, and not subject to a stay.

(e) Conditions to the Plan. The conditions to the occurrence of the Effective Date as set forth in the Plan and in the Confirmation Order shall have been satisfied or waived in accordance with the terms thereof and the Plan.

(f) Government and Third Party Approvals. All terminations or expirations of waiting periods imposed by any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, the DPA, and any other Antitrust and Foreign Investment Laws, shall have occurred, and all other notifications, consents, authorizations and approvals required to be made or obtained for the transactions contemplated by this Agreement from any Governmental Entity under any other Antitrust and Foreign Investment Law shall have been made or obtained and all other material governmental and material third party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement and the Plan shall have been made or received, as applicable.

(g) No Legal Impediment to Issuance. No Law or Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the transactions contemplated by this Agreement.

(h) Representations and Warranties. The representations and warranties of each Backstop Party contained in this Agreement shall be true and correct (disregarding all materiality or material adverse effect qualifiers contained therein) in all material respects at and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(i) Covenants. The Backstop Parties shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement and in any other document delivered pursuant to this Agreement.

(j) Director & Officer Insurance Policies. The Company shall be reasonably satisfied with the terms and conditions of any director and officer insurance policies and any director and officer indemnification agreements, if applicable, to be in effect on and after the Effective Date.

(k) Reorganized Noble Corporate Documents. The Reorganized Noble Corporate Documents, in form and substance reasonably satisfactory to the Company and the Requisite Consenting Priority Guaranteed Noteholders, shall have been duly approved and adopted and shall be in full force and effect.

(l) Effectiveness of Restructuring Support Agreement. The Restructuring Support Agreement shall have remained in effect through the Effective Date.

ARTICLE VIII

INDEMNIFICATION AND CONTRIBUTION

Section 8.1 Indemnification Obligations. Following the entry of the BCA Approval Order, the Company and the other Debtors (the “Indemnifying Parties” and each an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Backstop Party that is not a Defaulting Backstop Party, its Affiliates, shareholders, members, partners and other equity holders, general partners, managers and its and their respective Representatives, agents and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes) in respect of any third party claim or any claim asserted by any Debtor (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, the Plan and the transactions contemplated hereby and thereby, including the Backstop Commitment, the Rights Offering, the payment of the Backstop Premiums or the use of the proceeds of the Rights Offering, or any breach by the Debtors of this Agreement, or any claim or Legal Proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, and reimburse each Indemnified Person upon demand for reasonable and documented (subject to redaction to preserve attorney client and work product privileges) legal or other third-party out-of-pocket expenses (excluding any VAT such Indemnified Person (or a member of the Indemnified Person’s group for VAT purposes) may recover (whether by credit, repayment or otherwise) comprised in such expenses) incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement or the Plan are consummated or whether or not this Agreement is terminated; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Backstop Party and its Related Parties, caused by a Backstop Party Default by such Backstop Party, or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person.

Section 8.2 Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim or Legal Proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Company (or its successor) in writing of the commencement thereof; provided that (i) the omission to so notify the Company will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such omission and (ii) the omission to so notify the Company will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Article VIII. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (A) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required) and that all such expenses shall be reimbursed as they occur), (B) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Indemnified Claims, (C) the Indemnifying Party shall have failed or is failing to defend such claim, and is provided written notice of such failure by the Indemnified Person and such failure is not reasonably cured within ten (10) Business Days of receipt of such notice, or (D) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person. Notwithstanding anything herein to the contrary, the Company and the other Debtors shall have sole control over any Tax controversy or Tax audit and shall be permitted to settle any liability for Taxes of the Company and the other Debtors.

Section 8.3 Settlement of Indemnified Claims. The Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, the provisions of this Article VIII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (A) such settlement includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (B) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 8.4 Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1 (other than any unavailability or insufficiency pursuant to the terms thereof), then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as (a) the total value received or proposed to be received by the Company pursuant to the issuance of the Backstop Securities, the Rights Offering Securities in the Rights Offering contemplated by this Agreement and the Plan bears to (b) the Backstop Premiums paid or proposed to be paid to the Backstop Parties.

Section 8.5 Treatment of Indemnification Payments. The obligations of the Debtors under this Article VIII shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code and are payable without further Order of the Bankruptcy Court, and the Debtors may comply with the requirements of this Article VIII without further Order of the Bankruptcy Court.

Section 8.6 Survival. All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.

ARTICLE IX

TERMINATION

Section 9.1 Termination Rights. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a) by mutual written consent of the Company and the Requisite Backstop Parties.

(b) by the Company, the Requisite Guaranteed Backstop Parties or the Requisite Legacy Backstop Parties upon written notice to the Backstop Parties (in the case of the Company) or to the Company (in the case of the Requisite Guaranteed Backstop Parties or the Requisite Legacy Backstop Parties) if:

(i) the Closing Date has not occurred by the date that is one hundred eighty (180) days after the Support Date (the “Initial Outside Date” and, as it may be extended pursuant to this Section 9.1(b)(i), the “Outside Date”); provided, however, that (A) upon the occurrence of a Backstop Party Default, the Outside Date shall be extended in accordance with Section 2.3(a) and (B) if on the Initial Outside Date the condition set forth in Section 7.1(j) has not been satisfied (provided that all of the other conditions set forth in Section 7.1 have been or are capable of being satisfied on or prior to the Initial Outside Date), the Initial Outside Date shall automatically be extended, for so long as the Company or Issuer, as applicable, is using good faith diligent efforts to satisfy the condition set forth in Section 7.1(j), through the date that such condition is satisfied, provided that in no event shall the Initial Outside Date be extended longer than sixty (60) days; provided, further that no Party shall have the right to terminate this Agreement pursuant to this Section 9.1(b)(i) if the failure of the Closing to occur on or before the Outside Date was primarily caused by such Party then being in willful or intentional material breach of this Agreement;

(ii) any of the BCA Approval Order, the Disclosure Statement Order or the Confirmation Order is reversed, stayed, dismissed, vacated, reconsidered or is modified or amended after entry without the prior written consent of the Requisite Backstop Parties (such consent not to be unreasonably withheld, conditioned or delayed); or

(iii) the Restructuring Support Agreement has been terminated.

(c) by the Requisite Guaranteed Backstop Parties or the Requisite Legacy Backstop Parties upon written notice to the Company if:

(i) the failure to comply with a Milestone set forth in the Restructuring Support Agreement, as may be modified, waived or extended in accordance with the Restructuring Support Agreement; provided, however, that the Requisite Guaranteed Backstop Parties or the Requisite Legacy Backstop Parties, as applicable, provide such notice of termination no later than five (5) Business Days after the failure to satisfy such Milestone; provided, further, that the determination of whether the Company failed to satisfy any Milestone on a date specified in the Restructuring Support Agreement (as modified, waived or extended in accordance with the Restructuring Support Agreement) shall be without regard to the Debtors’ use of commercially reasonable efforts to satisfy such Milestone;

(ii) subject to any applicable notice or cure period, (A) the Debtors file any pleading or document with the Bankruptcy Court, enter into any transaction or Contract (an “Alternative Transaction Agreement”) or support or make a written proposal or counterproposal to any party, in each case (x) with respect to a reorganization, restructuring, merger, consolidation, share exchange, rights offering, equity investment, business combination, recapitalization, sale or other Alternative Transaction or (y) that is inconsistent with the Rights Offering and/or the Plan, in either case other than in any immaterial respect, (B) the Bankruptcy Court approves or authorizes an Alternative Transaction at the request of any party in interest or (C) the Debtors provide notice of their intention to take or refrain from taking, or actually take or refrain from taking, any action in reliance on Section 6.8(c);

(iii) the Company or the other Debtors shall have breached any representation, warranty, covenant or other agreement made by the Company or the other Debtors in this Agreement or any such representation and warranty shall have become inaccurate after the date of this Agreement, such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.1(m), (r) or (s) not to be satisfied, and such breach or inaccuracy is not cured by the Company or the other Debtors by the tenth (10th) Business Day after the giving of notice thereof to the Company by any Backstop Party; provided that the Requisite Backstop Parties shall not have the right to terminate this Agreement pursuant to this Section 9.1(c)(iii) if one or more Backstop Parties making up the Requisite Backstop Parties is then in breach of any representation, warranty, covenant or other agreement hereunder that would result in the failure of any condition set forth in Section 7.3(h) or (i) to be satisfied;

(iv) an “Event of Default” under and as defined in any debtor-in-possession credit facility or similar arrangement entered into in connection with the Chapter 11 Cases has occurred and is continuing unwaived for more than three (3) Business Days;

(v) any Debtor files any motion or pleading with the Bankruptcy Court that is inconsistent with this Agreement and such motion or pleading has not been revoked before the earlier of (A) three (3) Business Days after the Company receives written notice pursuant to this Article IX that such motion or pleading is inconsistent with this Agreement or the Plan and (B) entry of an order of the Bankruptcy Court approving such motion or pleading. For the avoidance of doubt, the three (3) Business Day period provided for herein shall be coterminous with the Termination Notice Period; or

(vi) the Bankruptcy Court grants relief that (A) is inconsistent with this Agreement in any material respect or (B) would, or would reasonably be expected to, frustrate the purposes of this Agreement, including by preventing the consummation of the Restructuring, without the approval of the Requisite Backstop Parties.

(d) by the Company upon written notice to each Backstop Party if:

(i) subject to the right of the Backstop Parties to arrange a Guaranteed Backstop Party Replacement and/or a Legacy Backstop Party Replacement, as applicable in accordance with Section 2.3(a), any Backstop Party shall have breached any representation, warranty, covenant or other agreement made by such Backstop Party in this Agreement or any such representation and warranty shall have become inaccurate after the date of this Agreement, such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.3(h) or (i) not to be satisfied, and such breach or inaccuracy is not cured by such Backstop Party by the tenth (10th) Business Day after the giving of notice thereof to such Backstop Party by the Company; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(d)(i) if it is then in breach of any representation, warranty, covenant or other agreement hereunder that would result in the failure of any condition set forth in Section 7.1(m), (r) or (s) to be satisfied;

(ii) the Company enters into any Alternative Transaction Agreement; provided that the Company may only terminate this Agreement pursuant to this Section 9.1(d)(ii) if the Company has not breached any of its obligations under Section 6.8; or

(iii) a Guaranteed Backstop Party Replacement and/or a Legacy Backstop Party Replacement has not been completed within the Guaranteed Backstop Party Replacement Period or the Legacy Backstop Party Replacement Period, as applicable, and a Cover Transaction has not been completed within the Cover Transaction Period, in each case, in accordance with Section 2.3.

Section 9.2 Effect of Termination.

(a) Within three (3) days following the delivery of a termination notice pursuant to Article IX (the “Termination Notice Period”) the Debtors and/or the Requisite Backstop Parties, as applicable, delivering such termination notice may waive, in writing, the occurrence of the termination event identified in the termination notice; provided, however, that the termination event provided for in Section 9.1(b)(i) may not be waived beyond the Outside Date with respect to a Backstop Party that does not provide such waiver. Absent such waiver, this Agreement shall be terminated on the fourth (4th) day following delivery of the termination notice pursuant to Article IX. Upon termination pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Debtors or the Backstop Parties; provided that (i) the obligations of the Debtors to pay the Expense Reimbursement pursuant to Article III (with respect to such portions of the Expense Reimbursement incurred prior to the date of such termination) and to satisfy their indemnification obligations pursuant to Article VIII shall survive the termination of this Agreement indefinitely and shall remain in full force and effect, in each case, until such obligations have been satisfied, (ii) the provisions set forth in this Section 9.2 and Article X shall survive the termination of this Agreement in accordance with their terms (with respect to Section 9.2(b), so long as the BCA Approval Order has been entered by the Bankruptcy Court prior to such termination), and (iii) subject to Section 10.10, nothing in this Section 9.2 shall relieve any Party from liability for any willful or intentional breach of this Agreement. For purposes of this Agreement, “willful or intentional breach” means a breach of this Agreement that is a consequence of an act undertaken by the breaching Party with the knowledge (actual or constructive) that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.

(b) A termination payment in an aggregate amount equal to Ten Million Dollars ($10,000,000) (inclusive of any VAT) (the “Termination Payment”), free and clear of any withholding or deduction (except as required by applicable Law) for any applicable Taxes, shall be paid or caused to be paid by the Debtors in cash by wire transfer of immediately available funds to the Backstop Parties, or their designees, in accordance with their respective Backstop Commitment Percentages, (i) no later than two (2) Business Days following termination of this Agreement, if this Agreement is terminated pursuant to Section 9.1(b)(i) by the Debtors (unless, in the case of Section 9.1(b)(i), the Debtors terminate this Agreement at least two hundred forty (240) days after the Support Date, in which case no Termination Payment shall be payable), Section 9.1(b)(iii) (due to a termination of the Restructuring Support Agreement pursuant to Section 8(a)(i), 8(a)(v), 8(a)(vi), 8(a)(ix), 8(a)(x), 8(a)(xii), 8(a)(xvii), 8(a)(xviii), or 8(b)(v) thereof (unless, in the case of Section 8(b)(v) thereof, the Debtors terminate this Agreement at least two hundred forty (240) days after the Support Date, in which case no Termination Payment shall be payable)), Section 9.1(c)(ii)(A) or (C), Section 9.1(c)(iii) or Section 9.1(c)(v) or (ii) immediately upon the consummation of an Alternative Transaction, if this Agreement is terminated pursuant to Section 9.1(b)(iii) (due to a termination of the Restructuring Support Agreement pursuant to Section 8(a)(vii)(B), 8(a)(viii) or 8(b)(ii) thereof) or Section 9.1(c)(iv). The provisions with respect to the payment of the Termination Payment are an integral part of the transactions contemplated by this Agreement and without these provisions the Backstop Parties would not have entered into this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge and agree that (i) in no event shall the Debtors be obligated to pay the Termination Payment on more than one occasion and (ii) in the event that the Termination Payment is paid in accordance with this Section 9.2(b), the Termination Payment shall be the Backstop Parties’ sole and exclusive remedy in respect of any breach of this Agreement by the Debtors. The Termination Payment shall constitute an allowed administrative expense of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.

ARTICLE X

GENERAL PROVISIONS

Section 10.1 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation) or electronic mail, mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as will be specified by like notice):

(a)	If to the Company:

Noble Corporation plc

13135 Dairy Ashford Rd., Ste. 800

Sugar Land, TX 77478

Attention: William Turcotte

E-mail:      wturcotte@noblecorp.com

with copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

155 N. Wacker Drive

Chicago, IL 60606

Attention:  George Panagakis

Facsimile: (312) 407-8586

E-mail:      george.panagakis@skadden.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention:  Mark A. McDermott and Jason N. Kestecher

Facsimile: (917) 777-2230

E-mail:      mark.mcdermott@skadden.com,

                  jason.kestecher@skadden.com

(b) if to an Ad Hoc Guaranteed Group Backstop Party or a transferee thereof, to the address on such Ad Hoc Guaranteed Group Backstop Party’s signature page or such transferee’s joinder signature page, as the case may be, with, in the case of an Ad Hoc Guaranteed Group Backstop Party, a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention:  Stephen Zide and Andrew Pollack

Facsimile: (212) 715-8000

E-mail:      szide@kramerlevin.com, apollack@kramerlevin.com

Akin Gump LLP

Level 8, 10 Bishops Square

London, E1 6EG

United Kingdom

Attention:  James Terry and Jakeob Brown

Facsimile: +44 20 7012 9600

E-mail:      james.terry@akingump.com

                  jakeob.brown@akingump.com

(c) if to an Ad Hoc Legacy Group Backstop Party or a transferee thereof, to the address on such Ad Hoc Legacy Group Backstop Party’s signature page or such transferee’s joinder signature page, as the case may be, with, in the case of an Ad Hoc Legacy Group Backstop Party, a copy (which shall not constitute notice) to:

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention:  Evan Fleck and Matthew Brod

Facsimile: (212) 822-5567

E-mail:      efleck@milbank.com, mbrod@milbank.com

Section 10.2 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Company and the Backstop Parties, other than an assignment by a Backstop Party expressly permitted by Section 2.6 and Section 10.7, and any purported assignment in violation of this Section 10.2 shall be void ab initio. Except as provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties any rights or remedies under this Agreement.

Section 10.3 Prior Negotiations; Entire Agreement.

(a) This Agreement (including the agreements attached as Exhibits to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties hereto acknowledge that any confidentiality agreements heretofore executed among the Parties and the Restructuring Support Agreement will continue in full force and effect in accordance with their terms.

(b) Notwithstanding anything to the contrary in the Plan (including any amendments, supplements or modifications thereto) or the Confirmation Order (and any amendments, supplements or modifications thereto) or an affirmative vote to accept the Plan submitted by any Backstop Party, nothing contained in the Plan (including any amendments, supplements or modifications thereto) or Confirmation Order (including any amendments, supplements or modifications thereto) shall alter, amend or modify the rights of the Backstop Parties under this Agreement unless such alteration, amendment or modification has been made in accordance with Section 10.7.

Section 10.4 Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE. THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AGREEMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT; PROVIDED, THAT IF THE BANKRUPTCY COURT LACKS JURISDICTION, THE PARTIES CONSENT AND AGREE THAT ANY SUCH ACTION OR DISPUTE SHALL BE BROUGHT EXCLUSIVELY IN A COURT OF THE STATE OF NEW YORK OR A U.S. FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY THE BANKRUPTCY COURT OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN THE BANKRUPTCY COURT IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

Section 10.5 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.

Section 10.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart; provided, however that this Agreement shall not be effective prior to entry of the BCA Approval Order.

Section 10.7 Waivers and Amendments; Rights Cumulative. This Agreement may be amended, restated, modified, or changed only by a written instrument signed by the Debtors and the Requisite Backstop Parties (other than a Defaulting Backstop Party); provided that each Backstop Party’s prior written consent shall be required for any amendment that would have the effect of: (i) modifying such Backstop Party’s Backstop Commitment Percentage (other than a pro rata reduction to reflect the inclusion of new members in the Ad Hoc Guaranteed Group or the Ad Hoc Legacy Group, as applicable); (ii) increasing the Subscription Price to be paid in respect of the Backstop Securities; (iii) changing the terms of or conditions to the payment of the Backstop Premium; (iv) extending the Outside Date (except as contemplated by Section 2.3(a)); (v) otherwise disproportionately or materially adversely affecting such Backstop Party; or (vi) modifying this Section 10.7 in a manner that modifies the foregoing clauses (i) through (v);

provided, that the sole remedy for any Backstop Party that does not consent to any of the matters referred to in clauses (ii), (iii) or (iv) above shall be that such Backstop Party shall have the right to terminate its Backstop Commitment as to itself only. The terms and conditions of this Agreement (other than the conditions set forth in Sections 7.1 and 7.3, the waiver of which shall be governed solely by Article VII) may be waived (x) by the Debtors only by a written instrument executed by the Company and (y) by the Requisite Backstop Parties only by a written instrument executed by all of the Requisite Backstop Parties. Notwithstanding anything to the contrary contained in this Agreement, the Backstop Parties may agree, among themselves, to reallocate their Backstop Commitment Percentages, without any consent or approval of any other Party; provided, however, (i) for the avoidance of doubt any such agreement among the Backstop Parties shall require the consent or approval of all Backstop Parties affected by such reallocation, (ii) no Backstop Party will be relieved of its obligations hereunder immediately prior to such reallocation (including with respect to its Backstop Commitment and Holdback Commitment) in connection with any such reallocation and (iii) the Backstop Parties shall provide written notice to the Company of any such adjustment reasonably promptly after any such agreement is reached and in any event, within two (2) Business Days of any such agreement. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. Except as otherwise provided in this Agreement, the rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any Party otherwise may have at law or in equity.

Section 10.8 Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 10.9 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 10.10 Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits.

Section 10.11 No Reliance. No Backstop Party or any of its Related Parties shall have any duties or obligations to the other Backstop Parties in respect of this Agreement, the Plan or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Backstop Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Backstop Parties, (b) no Backstop Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Backstop Party, (c) (i) no Backstop Party or any of its Related Parties shall have any duty to the other Backstop Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Backstop Parties any information relating to the Company or any of the other Debtors that may have been communicated to or obtained by such Backstop Party or any of its Affiliates in any capacity and (ii) no Backstop Party may rely, and confirms that it has not relied, on any due diligence investigation that any other Backstop Party or any Person acting on behalf of such other Backstop Party may have conducted with respect to the Company or any of its Affiliates or any of their respective securities and (d) each Backstop Party acknowledges that no other Backstop Party is acting as a placement agent, initial subscriber, underwriter, broker or finder with respect to its Backstop Securities.

Section 10.12 Publicity. At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Company and the Backstop Parties shall consult with each other prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such release) or otherwise making public announcements with respect to the transactions contemplated by this Agreement. Except as required by applicable Law or as ordered by the Bankruptcy Court or other court of competent jurisdiction, no Party or its advisors shall disclose to any Person (other than disclosures to the Debtors’ Representatives in connection with the transactions contemplated by this Agreement or to the other Parties) the name of any individual Backstop Party absent each such Party’s consent (which may be granted or withheld in its sole discretion). When attaching a copy of this Agreement to any public disclosure, the Company will redact any reference to a specific Backstop Party, its Backstop Commitment Percentage, or any of its holdings information, including the signature pages and schedules hereto.

Section 10.13 Settlement Discussions. This Agreement and the transactions contemplated herein are part of a proposed settlement of a dispute between the Parties. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding, except to the extent filed with, or disclosed to, the Bankruptcy Court in connection with the Chapter 11 Cases (other than a proceeding to approve or enforce the terms of this Agreement).

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first above written.

NOBLE CORPORATION PLC, for itself and each of the other Debtors

By:	/s/ Richard B. Barker
	Name	Richard B. Barker
	Title:	Chief Financial Officer

[Signature Page to Backstop Commitment Agreement]

[Redacted]

Schedule 1

Backstop Commitment Percentages

[Redacted]

Exhibit A

NOBLE CORPORATION PLC, ET AL.

RIGHTS OFFERING PROCEDURES1

To Eligible Holders and Nominees of Eligible Holders:

The Plan (as defined below) provides for the Debtors to conduct a Rights Offering pursuant to which certain Holders of Claims may acquire Second Lien Notes and corresponding note guarantees and the Participation Equity (as defined below) (collectively, the “Rights Offering Securities”).

These Rights Offering Procedures relate to the Rights Offering for the Rights Offering Securities, which will be issued in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, will be issued solely to qualified holders in reliance on the exemption provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

The subscription and issuance of the Unsubscribed Securities (as defined below) and, if applicable, the Holdback Securities (as defined below) by and to the applicable Backstop Parties pursuant to the Backstop Commitment Agreement will be made in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption from registration under the Securities Act, as applicable. The issuance of the Backstop Premiums to the applicable Backstop Parties pursuant to the Backstop Commitment Agreement will be made in reliance on the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code. The issuance of Holdback Securities to the Joining Legacy Parties (as defined below) will be made in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption from registration under the Securities Act, as applicable. For the avoidance of doubt, the Unsubscribed Securities, Holdback Securities, and Backstop Premiums will be subscribed for pursuant to separate arrangements/agreements and not pursuant to these Rights Offering Procedures.

You should read these Rights Offering Procedures in their entirety; key provisions are highlighted below:

•	The parties entitled to participate in the Rights Offering (the “Eligible Holders”) are Holders of the following Claims (collectively, the “Eligible Claims”):

•	Allowed General Unsecured Claims against Debtor Group B as of the Record Date (as defined below); and

•	Allowed General Unsecured Claims against Debtor Group C as of the Record Date; provided that no Record Date shall apply to the Notes Claims (as defined below).

[1]

Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Debtors’ Second Amended Joint Plan of Reorganization of Noble Corporation plc and Its Debtor Affiliates [Docket No. 529] (as may be amended from time to time in accordance with its terms, the “Plan”) or the Backstop Commitment Agreement (as defined in the Plan).

•

Each Eligible Holder shall have the right, but not the obligation, to participate in the Rights Offering and subscribe for the aggregate Subscription Price (as defined below) for its Rights Offering Securities (such right, the “Subscription Rights”); provided that (i) the Joining Legacy Parties[2] (in their capacities as Eligible Holders) must also subscribe for their pro rata shares of the Holdback Securities, and shall be required to pay their respective aggregate Subscription Price for such Holdback Securities on the Joining Legacy Party Funding Date (as defined below);[3] and (ii) pursuant to and in accordance with the Backstop Commitment Agreement, the Backstop Parties[4] (in their capacities as Eligible Holders) must exercise all of their Subscription Rights in full, including with respect to their allocations of Holdback Securities, at or prior to the Rights Offering Expiration Time but shall not be required to pay their respective aggregate Subscription Price for any securities for which they subscribe until the Backstop Escrow Funding Date (as defined in the Backstop Commitment Agreement).[5] If you exercise your Subscription Rights, you will have to PAY for such exercise at the Subscription Price, as described further below, and if you are a holder of Priority Guaranteed Notes or Legacy Notes (together, the “Notes,” and the Priority Guaranteed Notes Claims and Legacy Notes Claims, together, the “Notes Claims”), arrange for the underlying Notes to be tendered in accordance with the procedures described further below.

•

Holders of Eligible Claims are not required to exercise any of their Subscription Rights (unless they are party to the Backstop Commitment Agreement), but they may if they wish to do so and they follow the required procedures.

•

Additional information regarding the Rights Offering is provided in this document and in the Subscription Forms enclosed herewith. Eligible Holders should carefully review this document and the Subscription Forms in their entirety.

[2]

“Joining Legacy Parties” are Eligible Holders that participated in the Backstop Joinder Process (as defined below) and have committed to subscribe for their allocation of Holdback Securities. Certain provisions of the Rights Offering Procedures are separately applicable to these parties.

[3]

Joining Legacy Parties that are exercising Subscription Rights with respect to Notes Claims must arrange for a Restricted Access Addendum (as defined below) to be delivered to their Nominee (as defined below), who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent (as defined below) when tendering the underlying Notes through ATOP into the Restricted Access Group (as defined in the Restricted Access Addendum).

[4]

“Backstop Parties” are the parties to the Backstop Commitment Agreement who have committed to subscribe for Rights Offering Securities that are not subscribed for in the Rights Offering. Certain provisions of the Rights Offering Procedures are separately applicable to these parties.

[5]

Backstop Parties that are exercising Subscription Rights with respect to Notes Claims must arrange for a Restricted Access Addendum to be delivered to their Nominee, who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group.

2

The Rights Offering Securities distributed and issued pursuant to these Rights Offering Procedures are being issued and distributed by the Company pursuant to the Rights Offering without registration under the Securities Act, in reliance upon the exemption from registration provided by Section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, are issued solely to qualified holders in reliance on the exemption provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

None of the Subscription Rights or the Rights Offering Securities issuable upon exercise of such Subscription Rights distributed pursuant to these Rights Offering Procedures have been or will be registered under the Securities Act, nor any state or local law requiring registration for offer and sale of a security.

Except as provided in the Restructuring Support Agreement or the Backstop Commitment Agreement, the Subscription Rights are not detachable from the Non-Notes Claims (as defined below) and may not be sold, transferred, assigned, pledged, hypothecated, participated, donated or otherwise encumbered or disposed of, directly or indirectly (each, a “Transfer” and “Transfer” as a verb shall have a correlative meaning) separately from the Non-Notes Claims (including through derivatives, options, swaps, forward sales or other transactions in which any person receives the right to own or acquire any current or future interest in the Subscription Rights). Furthermore, the Subscription Rights may only be exercised by Holders of Non-Notes Claims as of the Record Date. Accordingly, if an Eligible Holder sells or transfers its Non-Notes Claims after the Record Date, the purchaser or transferee will not be eligible to receive or exercise Subscription Rights in respect of such Non-Notes Claims.

The Subscription Rights corresponding to the Notes Claims will trade together with the underlying Eligible Claims and be evidenced by the underlying Eligible Claims, until the Rights Offering Expiration Time, subject to such limitations, if any, that would be applicable to the transferability of the underlying Notes.

The exercise of the Subscription Rights once made cannot be revoked after the Rights Offering Expiration Time unless the Rights Offering is terminated. No transfer of the Eligible Claims corresponding to Subscription Rights that have been exercised will be recognized, unless the Rights Offering has been terminated. Notes that have been tendered cannot be withdrawn, and therefore cannot be transferred, unless the Rights Offering has been terminated.

The Disclosure Statement (as defined below) is being distributed in connection with the Debtors’ solicitation of votes to accept or reject the Plan and sets forth important information, including risk factors, that should be carefully read and considered by each Eligible Holder prior to making a decision to participate in the Rights Offering. An electronic copy of the Disclosure Statement is available on the Debtors’ restructuring website at https://dm.epiq11.com/noble.

3

The Rights Offering is being conducted by the Debtors in good faith and in compliance with the Bankruptcy Code. In accordance with section 1125(e) of the Bankruptcy Code, a debtor or any of its agents that participate, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, in the offer, issuance, sale, or purchase of a security offered or sold under the plan of the debtor, or an affiliate participating in a joint plan with the debtor, or of a newly organized successor to the debtor under the plan, is not liable, on account of such participation, for violation of any applicable law, rule, or regulation governing the offer, issuance, sale or purchase of securities.

The distribution or communication of these Rights Offering Procedures and the issuance of the Rights Offering Securities in certain jurisdictions may be restricted by Law. No action has been taken or will be taken to permit the distribution or communication of these Rights Offering Procedures in any jurisdiction where any action for that purpose may be required. Accordingly, these Rights Offering Procedures may not be distributed or communicated, and the Rights Offering Securities may not be subscribed for or issued, in any jurisdiction except in circumstances where such distribution, communication, subscription or issuance would comply with all applicable Laws without the need for the Issuers to take any action or obtain any consent, approval or authorization therefor except for any notice filings required under U.S. federal and applicable state securities Laws. Further, the Company’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission or any other state securities commission or any other regulatory or governmental authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented, and any representation to the contrary is a criminal offense.

To the extent any New Shares are issued to an Eligible Holder pursuant to the Rights Offering in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption, each certificate evidencing such New Shares and each certificate issued in exchange for or upon the transfer, sale or assignment of any such securities, shall be stamped or otherwise imprinted with a legend (the “Share Legend”) in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

To the extent any uncertificated New Shares are issued to an Eligible Holder pursuant to the Rights Offering in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption, such New Shares shall be subject to a restrictive notation substantially similar to the Share Legend in the stock ledger or other appropriate records maintained by the Parent Issuer or agent and the term “Share Legend” shall include such restrictive notation.

4

To the extent any Second Lien Notes are issued to an Eligible Holder pursuant to the Rights Offering in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption, each certificate evidencing such Second Lien Notes and each certificate issued in exchange for or upon the transfer, sale or assignment of any such securities, shall be stamped or otherwise imprinted with a legend (the “Note Legend”) in substantially the following form:

THIS SENIOR SECURED SECOND LIEN NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

To the extent any uncertificated Second Lien Notes are issued to an Eligible Holder pursuant to the Rights Offering in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act or another available exemption, such Second Lien Notes shall be subject to a restrictive notation substantially similar to the Note Legend in the ledger or other appropriate records maintained by the Subsidiary Issuer or agent and the term “Note Legend” shall include such restrictive notation.

In any member state of the European Economic Area (the “EEA”) or the United Kingdom (each, a “Relevant State”), these Rights Offering Procedures are only addressed to and only directed at qualified investors in that Relevant State within the meaning of the Regulation (EU 2017/1129 (as retained pursuant to the European Union (Withdrawal) Act 2018 in the United Kingdom) (the “Prospectus Regulation”). Qualified investors (as defined in the Prospectus Regulation) in the EEA shall be referred to as “Permitted EU Persons.” These Rights Offering Procedures have been prepared on the basis that all offers to the public of Rights Offering Securities within a Relevant State will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offer of securities. Accordingly, any person making or intending to make any subscription for Rights Offering Securities within any Relevant State should only do so in circumstances in which no obligation arises to publish a prospectus or a supplement to a prospectus under the Prospectus Regulation for such offer to the public. In relation to each Relevant State, no offer of the Rights Offering Securities or the Subscription Rights may be made to the public at any time other than pursuant to an exemption under the Prospectus Regulation. None of Noble Corporation plc, its affiliates or any persons acting on their behalves has authorized, nor do they authorize, the making of any offer of Rights Offering Securities through any financial intermediary, other than as may be contemplated herein. For the purposes of this provision, the expression an “offer to the public” in relation to any Rights Offering Securities in any Relevant State means the communication in any form and by any means of sufficient information on the terms of the offer and any Rights Offering Securities to be offered so as to enable an investor to decide to purchase or subscribe for any Rights Offering Securities.

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These Rights Offering Procedures have not been approved by an authorized person for the purposes of section 21 of the United Kingdom’s Financial Services and Markets Act 2000 (as amended) (the “FSMA”). In the United Kingdom, distribution of these Rights Offering Procedures is exempt from the restriction in Section 21 of the FSMA on the basis of Article 43 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “FPO”). Accordingly, the Rights Offering Procedures are not being distributed to, and must not be passed on to, the general public in the United Kingdom. In the United Kingdom, these Rights Offering Procedures are being distributed only to, and any offer or invitation contained in these Rights Offering Procedures is directed only at, persons who are qualified investors (as defined in the Prospectus Regulation) and who are (i) investment professionals within the meaning of Article 19(5) of the FPO and/or (ii) high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the FPO (all such persons together being referred to as “relevant persons” or “Permitted UK Persons”). Any person in the United Kingdom that is not a relevant person should not act or rely on the information included in these Rights Offering Procedures or use it as the basis for taking any action. In the United Kingdom, any investment or investment activity that these Rights Offering Procedures relate to may be made or taken exclusively by relevant persons.

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Eligible Holders should note the following times relating to the Rights Offering:

Date	Calendar Date	Event
Record Date	5:00 p.m. New York City Time on October 6, 2020	The date and time mutually agreed between the Company and the Requisite Backstop Parties for the determination of the holders of Eligible Claims eligible to participate in the Rights Offering; provided, however, that no Record Date shall apply to the Notes Claims, the underlying Notes of which are to be delivered via ATOP.

Subscription Commencement Date	October 16, 2020	Commencement of the Rights Offering and the first date on which Eligible Holders are eligible to exercise Subscription Rights.

Rights Offering Expiration Time	5:00 p.m. New York City Time on November 13, 2020	The deadline for Eligible Holders to subscribe for Rights Offering Securities.

All Eligible Holders

For Eligible Claims that are not Notes Claims (collectively, the “Non-Notes Claims”), an Eligible Holder’s applicable subscription form with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable (the “Subscription Form”) must be received by the Rights Offering Subscription Agent at or prior to Rights Offering Expiration Time.

Eligible Holders that are Holders of Notes Claims must deliver their Subscription Forms (and/or any other form of instruction required by their Nominee) to their Nominees in sufficient time to allow such Nominee to deliver the relevant Notes through ATOP (as defined below) at or prior to the Rights Offering Expiration Time. Eligible Holders who hold Notes through a Nominee are urged to consult with their Nominees to determine the necessary deadline to return their Subscription Forms (and/or any other form of instruction required by their Nominee) to their Nominee.

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Date	Calendar Date	Event
Non-Backstop Parties

Eligible Holders who are not Backstop Parties must deliver the aggregate Subscription Price for their Rights Offering Securities at or prior to the Rights Offering Expiration Time. Eligible Holders that are Holders of Notes Claims who are not Backstop Parties are encouraged to coordinate payment of the Subscription Price for Rights Offering Securities subscribed for in the Rights Offering through their Nominees.

Backstop Parties

Eligible Holders who are Backstop Parties and hold Notes Claims must arrange for the Restricted Access Addendum to be provided to their Nominee so that the Nominee and the Rights Offering Subscription Agent will receive confirmation that payment does not have to be made at or prior to the Rights Offering Expiration Time. Eligible Holders who are Backstop Parties shall not be required to pay their respective aggregate Subscription Price until the Backstop Escrow Funding Date in accordance with the terms of the Backstop Commitment Agreement.

Joining Legacy Parties

Eligible Holders who are Joining Legacy Parties and hold Notes Claims must (a) arrange for the Restricted Access Addendum to be provided to their Nominee for transmittal to the Rights Offering Subscription Agent; (b) deliver the aggregate Subscription Price for their Rights Offering Securities subscribed for in the Rights Offering at or prior to the Rights Offering Expiration Time; and (c) deliver the aggregate Subscription Price for their Holdback Securities to the account provided in the Joining Legacy Party Funding Notice (as defined below) at or prior to the Joining Legacy Party Funding Date.

On October 8, 2020, the Debtors filed the Plan and the Disclosure Statement with Respect to the Second Amended Joint Plan of Reorganization of Noble Corporation plc and Its Debtor Affiliates [Docket No. 530] (as may be amended from time to time in accordance with its terms, the “Disclosure Statement”).

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The Rights Offering

Pursuant to the Plan, each Eligible Holder (other than a Backstop Party) will have the right, but not the obligation, to participate in the Rights Offering in respect of the Rights Offering Securities; provided, however, that Eligible Holders that are Backstop Parties must exercise their Subscription Rights pursuant to the Backstop Commitment Agreement. The parties entitled to participate in the Rights Offering (the “Eligible Holders”) are Holders of the following Claims (collectively, the “Eligible Claims”):

•	Allowed General Unsecured Claims against Debtor Group B as of the Record Date; and

•	Allowed General Unsecured Claims against Debtor Group C as of the Record Date;

provided that no Record Date shall apply to the Notes Claims.

For the avoidance of doubt, only holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C are entitled to participate in the Rights Offering, and only with respect to such Allowed Claims. Subject to Section 9 below, the eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court.

To the extent any issuance of Rights Offering Securities to a Holder of Eligible Claims would not qualify for the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, such a holder shall only be an Eligible Holder if it certifies that it is any of the following:

•	a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act;

•	an institution that is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; or

•	a non-U.S. person under Regulation S under the Securities Act that is located outside of the United States; and, in each case,

•	if established or with a registered office in any member state of the EEA or the United Kingdom, a Permitted EU Person or Permitted UK Person, respectively.

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Allocation of Rights Offering Securities

Subject to the terms and conditions set forth in the Plan, the Backstop Commitment Agreement, these Rights Offering Procedures, and the Subscription Forms:

(a) the Eligible Holders are entitled to subscribe for, on the Effective Date, at an aggregate subscription price of $200,000,000 for the Rights Offering Securities, $200,000,000 (less the aggregate nominal value of the Participation Equity (as defined below)) in aggregate principal amount of Second Lien Notes, of which (i) $116,000,000 (less the aggregate nominal value of 58% of the Participation Equity) in aggregate principal amount of Second Lien Notes (equal to 58% of the Second Lien Notes offered in connection with the Rights Offering) shall be offered to Eligible Holders of General Unsecured Claims against Debtor Group B (including Priority Guaranteed Notes Claims) (the “Guaranteed Notes Allocation”) and (ii) $84,000,000 (less the aggregate nominal value of 42% of the Participation Equity) in aggregate principal amount of Second Lien Notes (equal to 42% of the Second Lien Notes offered in connection with the Rights Offering) shall be offered to Eligible Holders of the General Unsecured Claims against Debtor Group C (including Legacy Notes Claims) (the “Legacy Notes Allocation”); and

(b) each participant in the Rights Offering in respect of the Guaranteed Notes Allocation shall subscribe for its pro rata share (based on the amount of such participant’s outstanding Guaranteed Notes) of 8,700,000 New Shares (equal to 17.4% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP (each as defined in the Backstop Commitment Agreement)) and each participant in the Rights Offering in respect of the Legacy Notes Allocation shall subscribe for its pro rata share (based on the amount of such participant’s outstanding Legacy Notes) of 6,300,000 New Shares (equal to 12.6% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)) (collectively, the “Participation Equity”);

provided, that the Rights Offering Securities available for subscription shall be reduced to account for the Holdback Securities (which shall only be available for subscription by the Ad Hoc Guaranteed Group, the Ad Hoc Legacy Group, and certain Eligible Holders of the Legacy Notes (the “Joining Legacy Parties”) that participated in a joinder process to commit to fund a portion of the Rights Offering (the “Backstop Joinder Process”)).6

For any Eligible Holder of Notes Claims: As part of the exercise process, following exercise of Subscription Rights, any related Notes held through DTC will be frozen from trading, as described below. With respect to Eligible Holders who hold Notes Claims, all Subscription Forms or other instructions required by their respective Nominee must be returned to

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Pursuant to the terms of the Backstop Commitment Agreement, (i) the members of the Ad Hoc Guaranteed Group shall subscribe for on the Effective Date, at an aggregate subscription price of $43,500,000, (x) $43,500,000 (less the aggregate nominal value of the Ad Hoc Guaranteed Group Holdback Shares (as defined below)) in aggregate principal amount of Second Lien Notes (the “Ad Hoc Guaranteed Group Holdback Notes”) and (y) 3,262,500 New Shares (equal to 6.525% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)) (the “Ad Hoc Guaranteed Group Holdback Shares”) and (ii) (a) the members of the Ad Hoc Legacy Group and (b) the Joining Legacy Parties that participated in the Backstop Joinder Process shall subscribe for on the Effective Date, at an aggregate subscription price of $31,500,000, (x) $31,500,000 (less the aggregate nominal value of the Ad Hoc Legacy Group Holdback Shares (as defined below)) in aggregate principal amount of Second Lien Notes (the “Ad Hoc Legacy Group Holdback Notes”, and together with the Ad Hoc Guaranteed Group Holdback Notes, the “Holdback Notes”) and (y) 2,362,500 New Shares (equal to 4.725% of the New Shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the MIP)) (the “Ad Hoc Legacy Group Holdback Shares”, and together with the Ad Hoc Guaranteed Group Holdback Shares, the “Holdback Shares”, and the Holdback Shares together with the Holdback Notes, the “Holdback Securities”).

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the applicable Nominee in sufficient time to allow such Nominee to process and deliver the underlying Notes through The Depository Trust Company (“DTC”) Automated Tender Offer Program (“ATOP”), which is how the related Subscription Rights will be exercised by those Eligible Holders of Notes Claims. By giving the instruction to its Nominee to submit the underlying Notes through ATOP, such Eligible Holder is (i) authorizing its Nominee to exercise the Subscription Rights associated with the amount of Notes as to which the instruction pertains and corresponding to the elections evidenced on such holder’s Subscription Form (and/or other instruction required by such Nominee); and (ii) certifying that it understands that, following the Rights Offering Expiration Time, the underlying Notes will be frozen from trading until the Effective Date, at which point (a) the underlying Notes will be cancelled pursuant to the Plan; and (b) the Eligible Holder will receive its pro rata share of the Rights Offering Securities distributed to its Class pursuant to the Plan and any other treatment afforded to such Class pursuant to the Plan. The amount of time necessary for a Nominee to process and deliver the applicable Notes through ATOP may vary. If applicable, Eligible Holders are urged to consult with their Nominees to determine the necessary deadline to return their Subscription Forms or other instructions required by their Nominee to their Nominee. Failure to deliver the applicable Notes through ATOP on a timely basis will result in forfeiture of an Eligible Holder’s Subscription Rights. None of the Company, the Rights Offering Subscription Agent, or any of the Backstop Parties will have any liability for any such failure.

No Eligible Holder (except a Backstop Party) shall be entitled to participate in the Rights Offering unless the aggregate Subscription Price for the Rights Offering Securities it subscribes for is received by the Rights Offering Subscription Agent at or prior to Rights Offering Expiration Time.

Backstop Parties and Joining Legacy Parties have already been designated and are known to the Debtors.

Special Note for Backstop Parties. Backstop Parties that hold Notes Claims will receive (through their counsel) an addendum (a “Restricted Access Addendum”), and must arrange for the Restricted Access Addendum to be provided to their Nominee, who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Backstop Parties are not required to make payment of the Subscription Price at or prior to Rights Offering Expiration Time, and instead must provide their payment at or prior to the Backstop Escrow Funding Date in accordance with Section 2.4 of the Backstop Commitment Agreement.

The rights and obligations of the Backstop Parties in the Rights Offering shall be governed by the Backstop Commitment Agreement. To the extent the rights or obligations set forth therein differ from the rights and obligations set forth in these Rights Offering Procedures or any Subscription Form, the Backstop Commitment Agreement controls.

Special Note for Joining Legacy Parties with respect to Holdback Securities. Joining Legacy Parties that hold Notes Claims will receive (through their counsel) a Restricted Access Addendum at or prior to the Subscription Commencement Date, and must arrange for the Restricted Access Addendum to be provided to their Nominee, who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent

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when tendering the underlying Notes through ATOP into the Restricted Access Group. Joining Legacy Parties must deliver the aggregate Subscription Price for their Holdback Securities to the account provided in the Joining Legacy Party Funding Notice at or prior to the Rights Offering Expiration Time (such date, the “Joining Legacy Party Funding Date”). For the avoidance of doubt, Joining Legacy Parties must separately deliver the aggregate Subscription Price for their Rights Offering Securities subscribed for in the Rights Offering at or prior to the Rights Offering Expiration Time, and are encouraged to coordinate payment of the Subscription Price for such Rights Offering Securities subscribed for in the Rights Offering through their Nominees.

No interest is payable on any advanced funding of the Subscription Price. If the Rights Offering is terminated for any reason, the aggregate Subscription Price previously received by the Rights Offering Subscription Agent will be returned to Eligible Holders as provided in Section 6 herein. No interest will be paid on any returned Subscription Price.

To participate in the Rights Offering, an Eligible Holder must complete all of the steps outlined below at or prior to Rights Offering Expiration Time. If an Eligible Holder does not complete all of the steps outlined below at or prior to Rights Offering Expiration Time, such Eligible Holder shall be deemed to have forever and irrevocably relinquished and waived its right to participate in the Rights Offering; provided that the Backstop Parties (in their capacities as Eligible Holders) shall not be required to pay their respective aggregate Subscription Price until the Backstop Escrow Funding Date in accordance with the terms of the Backstop Commitment Agreement.

1.	Rights Offering

Eligible Holders have the right, but not the obligation, to participate in the Rights Offering; provided, however, that Eligible Holders that are Backstop Parties must exercise their Subscription Rights pursuant to the Backstop Commitment Agreement.

Subject to the terms and conditions set forth in the Plan, the Backstop Commitment Agreement, these Rights Offering Procedures, and the Subscription Forms, each Eligible Holder that holds Allowed General Unsecured Claims against Debtor Group B (including Priority Guaranteed Notes Claims) is entitled to subscribe for Second Lien Notes with an aggregate Subscription Price (the “Guaranteed Notes Allocation Subscription Price”) equal to the product of (a) such Eligible Holder’s pro rata share (based on the amount of such participant’s outstanding Allowed General Unsecured Claims against Debtor Group B) and (b) the Guaranteed Notes Allocation, reduced by the Ad Hoc Guaranteed Group Holdback Notes.

Subject to the terms and conditions set forth in the Plan, the Backstop Commitment Agreement, these Rights Offering Procedures, and the Subscription Forms, each Eligible Holder that holds Allowed General Unsecured Claims against Debtor Group C (including Legacy Notes Claims) is entitled to subscribe for Second Lien Notes with an aggregate Subscription Price (the “Legacy Notes Allocation Subscription Price” and, together with the Guaranteed Notes Allocation Subscription Price, the “Aggregate Subscription Price”) equal to the product of (a) such Eligible Holder’s pro rata share (based on the amount of such participant’s outstanding Allowed General Unsecured Claims against Debtor Group C) and (b) the Legacy Notes Allocation, reduced by the Ad Hoc Legacy Group Holdback Notes.

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The purchase price to be paid by an Eligible Holder for Rights Offering Securities (the “Subscription Price”) shall be the amount of the Aggregate Subscription Price that such Eligible Holder properly elects to pay for Rights Offering Securities pursuant to these Rights Offering Procedures.

Subject to the terms and conditions set forth in the Plan, each participant in the Rights Offering in respect of the Guaranteed Notes Allocation or Legacy Notes Allocation shall receive its corresponding amount of Participation Equity. All such allocations of New Shares will be calculated and rounded down to the nearest whole share.

Eligible Holders are not required to be a qualified institutional buyer within the meaning of Rule 144A of the Securities Act or an institution that is an accredited investor within the meaning of Rule 501(a) under the Securities Act in order to participate in the Rights Offering; provided, however, that to the extent any issuance of Rights Offering Securities to a Holder of Eligible Claims would not qualify for the exemption from registration under the Securities Act provided by Section 1145 of the Bankruptcy Code, such Holder must certify that it is either (a) a qualified institutional buyer; (b) an institution that is an accredited investor; or (c) a non-U.S. person under Regulation S that is located outside of the United States; and, in each case, (d) if established or with a registered office in any member state of the EEA or the United Kingdom, a Permitted EU Person or Permitted UK Person, respectively. For the avoidance of doubt, Joining Legacy Parties must certify that they are an Eligible Holder pursuant to items (a), (b), or (c), and (d) above to subscribe for their pro rata share of Holdback Securities.

There will be no over-subscription privilege in the Rights Offering. Any Rights Offering Securities that have not been duly subscribed for by Eligible Holders in accordance with the Rights Offering Procedures and the Plan (the “Unsubscribed Securities”) will not be offered to other Eligible Holders but the Backstop Parties have committed to subscribe for such Unsubscribed Securities in accordance with the Backstop Commitment Agreement.

Any Eligible Holder that subscribes for Rights Offering Securities and is deemed to be an “underwriter” under Section 1145(b) of the Bankruptcy Code, including affiliates of the Company, will be subject to restrictions under the Securities Act on its ability to resell those securities.

SUBJECT TO THE TERMS AND CONDITIONS OF THESE RIGHTS OFFERING PROCEDURES (AND THE BACKSTOP COMMITMENT AGREEMENT IN THE CASE OF ANY BACKSTOP PARTY), ALL SUBSCRIPTIONS SET FORTH IN THE SUBSCRIPTION FORM ARE IRREVOCABLE.

2.	Subscription Period

The Rights Offering will commence and the Subscription Rights will be allocated on the Subscription Commencement Date and will expire at the Rights Offering Expiration Time. Each Eligible Holder intending to subscribe for Rights Offering Securities in the Rights Offering must affirmatively elect to exercise its Subscription Rights in the manner set forth in the Subscription Form at or prior to Rights Offering Expiration Time and must pay for any exercised Subscription Rights at or prior to the applicable deadline.

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Subject to the terms and conditions set forth herein, and except with respect to the Backstop Parties, any exercise (including payment) of the Subscription Rights after the Rights Offering Expiration Time will not be allowed and any purported exercise (including payment) received by the Rights Offering Subscription Agent after the Rights Offering Expiration Time, regardless of when the documents relating to such exercise were sent, will not be honored.

The Rights Offering Expiration Time may be extended by the Debtors or as required by law.

As more fully described below, in order for an Eligible Holder to acquire Rights Offering Securities in the Rights Offering, at or prior to the Rights Offering Expiration Time:

•	if it is a Holder of Non-Notes Claims, its Subscription Form must be received by the Rights Offering Subscription Agent;

•	if it is a holder of Notes Claims, its Notes must be electronically tendered to the Rights Offering Subscription Agent in accordance with DTC’s ATOP procedures by its Nominee; and

•	if it is not a Backstop Party, the Subscription Price for its Rights Offering Securities must be received by the Rights Offering Subscription Agent by wire transfer of immediately available funds.

Although Backstop Parties are not required to pay the Subscription Price at or prior to Rights Offering Expiration Time, if any Backstop Parties hold Notes Claims they are required to deliver a Restricted Access Addendum to their Nominee, who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group.

Joining Legacy Parties holding Notes Claims are required to deliver a Restricted Access Addendum to their Nominee, who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Joining Legacy Parties must deliver the aggregate Subscription Price for their Rights Offering Securities subscribed for in the Rights Offering at or prior to the Rights Offering Expiration Time, and are encouraged to coordinate payment of the Subscription Price for such Rights Offering Securities subscribed for in the Rights Offering through their Nominees. Joining Legacy Parties must separately deliver the aggregate Subscription Price for their Holdback Securities to the account provided in the Joining Legacy Party Funding Notice at or prior to the Joining Legacy Party Funding Date.

3.	Delivery of Subscription Documents

Each Eligible Holder may exercise all or any portion of such Eligible Holder’s Subscription Rights, subject to the terms and conditions contained herein. In order to facilitate the exercise of the Subscription Rights, beginning on the Subscription Commencement Date, the Subscription Form and these Rights Offering Procedures will be sent to each Eligible Holder, including appropriate instructions for the proper completion, due execution and timely delivery of the executed Subscription Form or, in the case of Notes Claims, delivery of the underlying Notes via ATOP, and the payment of the applicable aggregate Subscription Price for such Eligible Holder’s Rights Offering Securities.

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Notwithstanding anything to the contrary in these Rights Offering Procedures, Eligible Holders that are Backstop Parties must exercise their Subscription Rights pursuant to the Backstop Commitment Agreement. Subject to the terms and conditions of the Backstop Commitment Agreement, no later than the fifth Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall deliver to each Backstop Party a written notice (the “Funding Notice”) of (i) the amount of Rights Offering Securities elected to be subscribed for by the Rights Offering Participants and the aggregate Subscription Price therefor; (ii) the aggregate amount of Holdback Securities to be subscribed for by all Backstop Parties and the aggregate Subscription Price therefor; (iii) the amount of Holdback Securities to be subscribed for by such Backstop Party and the Subscription Price therefor; (iv) the aggregate amount of Unsubscribed Securities (broken down by Guaranteed Notes (and associated Participation Equity) and Legacy Notes (and associated Participation Equity) before and after giving effect to the Legacy Undersubscription Rights), if any, and the aggregate Subscription Price therefor; (v) the amount of Unsubscribed Securities (based upon such Backstop Party’s Backstop Commitment Percentage) to be subscribed for by such Backstop Party and the Subscription Price therefor; and (vi) the escrow account to which such Backstop Party shall deliver and pay the Subscription Price for such Backstop Party’s Rights Offering Securities, Holdback Securities and Backstop Commitment Percentage of the Unsubscribed Securities (the “Backstop Escrow Account”). The Rights Offering Subscription Agent shall promptly provide such written backup, information and documentation relating to the information contained in the Funding Notice as any Backstop Party may reasonably request.

Eligible Holders that are Joining Legacy Parties must exercise their Subscription Rights pursuant to these Rights Offering Procedures; provided that, with respect to such Joining Legacy Parties’ allocation of Holdback Securities, no later than five Business Days prior to the Rights Offering Expiration Time (such date, the “Joining Legacy Parties’ Notice Date”), the Rights Offering Subscription Agent shall deliver to each Joining Legacy Party a written notice (the “Joining Legacy Party Funding Notice”) of (i) the amount of Holdback Securities to be subscribed for by such Joining Legacy Party and the Subscription Price therefor; and (ii) the account to which such Joining Legacy Party shall deliver and pay the Subscription Price for such Joining Legacy Party’s Holdback Securities.

4.	Exercise of Subscription Rights

In order to validly exercise its Subscription Rights, an Eligible Holder must:

•

if it is a holder of Non-Notes Claims, (a) duly complete and execute a Subscription Form (including accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) in accordance with these Rights Offering Procedures, and (b) deliver its executed Subscription Form to the Rights Offering Subscription Agent such that the Subscription Form is received by the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time;

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•

if it is a holder of Notes Claims, (x) direct its Nominee to electronically tender its Notes to the appropriate account of the Rights Offering Subscription Agent in accordance with DTC’s ATOP procedures at or prior to the Rights Offering Expiration Time, and (y) for any such holder that is a Backstop Party or Joining Legacy Party only, deliver its Restricted Access Addendum to its Nominee, so that the Nominee will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group; and

•	as to the Subscription Price,

•

if the Eligible Holder is a holder of Non-Notes Claims that is not a Backstop Party, deliver payment of the Subscription Price at or prior to Rights Offering Expiration Time for the Rights Offering Securities for which it has subscribed by wire transfer ONLY of immediately available funds directly to the Rights Offering Subscription Agent in accordance with the instructions included in the Subscription Form; and

•

if the Eligible Holder is a holder of Notes Claims that is not a Backstop Party, coordinate payment of the Subscription Price at or prior to the Rights Offering Expiration Time for the Rights Offering Securities for which it has subscribed by wire transfer ONLY of immediately available funds to the Rights Offering Subscription Agent; and

•

if the holder is a Backstop Party, make payment of the Subscription Price to the Backstop Escrow Account at or prior to Backstop Escrow Funding Date in accordance with the Backstop Commitment Agreement; and

•

if the holder is a Joining Legacy Party, in addition to and separately from any payment made with respect to such holder’s Subscription Price for the Rights Offering Securities for which it has subscribed in the Rights Offering, make payment of the Subscription Price for such holder’s Holdback Securities to the account provided in the Joining Legacy Party Funding Notice at or prior to Joining Legacy Party Funding Date in accordance with these Rights Offering Procedures.

ALL BACKSTOP PARTIES MUST MAKE ALL PAYMENTS TO THE BACKSTOP ESCROW ACCOUNT IN ACCORDANCE WITH THE BACKSTOP COMMITMENT AGREEMENT, AND SHOULD NOT PAY THEIR NOMINEE(S).

WITH RESPECT TO THEIR ALLOCATIONS OF HOLDBACK SECURITIES ONLY, ALL JOINING LEGACY PARTIES MUST MAKE PAYMENTS TO THE APPLICABLE ACCOUNT IN ACCORDANCE WITH THE JOINING LEGACY PARTY FUNDING NOTICE AND THESE RIGHTS OFFERING PROCEDURES, AND SHOULD NOT PAY THEIR NOMINEE(S).

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Delivery of the Subscription Form. Holders of Non-Notes Claims may deliver their Subscription Form to the Rights Offering Subscription Agent by either physical delivery or by electronic mail in accordance with the address information for the Rights Offering Subscription Agent set forth on the Subscription Form. In all cases, the Subscription Form must actually be received by the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time.

For holders of Non-Notes Claims, the method of delivery of the applicable Subscription Form and any other required documents is at each Eligible Holder’s option and sole risk, and delivery will be considered made only when actually received by the Rights Offering Subscription Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery at or prior to 5:00 p.m. New York City Time on the Rights Offering Expiration Time.

Holders of Notes Claims must deliver their Subscription Form to their Nominee (and otherwise follow the instructions of their Nominee) and instruct their Nominee to tender their Notes to the account of the Rights Offering Subscription Agent in accordance with DTC’s ATOP procedures, each in sufficient time for their Nominee to tender their Notes to the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time.

Payment of the Subscription Price. Payment of the Subscription Price, must be made by wire transfer of immediately available funds to the account of the Rights Offering Subscription Agent. Other than in the case of Backstop Parties, the funds must be received in the account of the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time.

In the event that the funds received by the Rights Offering Subscription Agent from any Eligible Holder (other than a Backstop Party) do not correspond to the applicable Subscription Price payable for the Rights Offering Securities elected to be subscribed for by such Eligible Holder, the amount of the Rights Offering Securities deemed to be subscribed for such Eligible Holder will be the lesser of (a) the amount of the Rights Offering Securities elected to be subscribed for by such Eligible Holder as evidenced by the relevant Subscription Form and (b) the amount of the Rights Offering Securities that correspond to the funds received, in each case rounded in accordance with Section 8 hereof; provided that the amount of Rights Offering Securities deemed to be subscribed for will not be greater than such amount of Rights Offering Securities allocable to such Holder’s Aggregate Subscription Price.

The cash paid to the Rights Offering Subscription Agent in accordance with these Rights Offering Procedures will be deposited and held by the Rights Offering Subscription Agent in a segregated account established pursuant to an agreement in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Debtors, until released in connection with the settlement of the Rights Offering on the Effective Date. The Rights Offering Subscription Agent may not use such cash for any other purpose prior to the Effective Date and may not encumber or permit such cash to be encumbered with any lien or similar encumbrance. The cash held by the Rights Offering Subscription Agent hereunder shall not be deemed part of the Debtors’ bankruptcy estates.

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Tender of Notes. Eligible Holders that hold Notes Claims and that exercise their Subscription Rights are required to cause their Nominees to tender their Notes to an account of the Rights Offering Subscription Agent in accordance with DTC’s ATOP procedures. If the Holder exercises its Subscription Rights only in part, then, for purposes of participation in the Rights Offering, the Holder is only required to tender its Notes in proportion to the Subscription Rights being exercised. If the Holder holds Notes in more than one class or series, and is exercising its Subscription Rights, the tender of Notes in each class or series must be in proportion to the Subscription Rights being exercised in respect of the corresponding Notes Claims.

5.	Transfer Restriction; Revocation

(a)	Except as provided in the Restructuring Support Agreement or the Backstop Commitment Agreement, the Subscription Rights will not be detachable or transferable separately from the Eligible Claims.

(b)

The Subscription Rights being exercised by Eligible Holders of Non-Notes Claims may only be exercised by holders of such claims as of the Record Date. Accordingly, if an Eligible Holder sells or transfers its Non-Notes Claims after the Record Date, the purchaser or transferee will not be eligible to receive or exercise Subscription Rights in respect of such Non-Notes Claims.

(c)

Subject to the terms and conditions of the Restructuring Support Agreement or the Backstop Commitment Agreement, the Subscription Rights corresponding to the Notes Claims will similarly trade together with the underlying Eligible Claims and be evidenced by the underlying Eligible Claims, until the Rights Offering Expiration Time, subject to such limitations, if any, that would be applicable to the transferability of the underlying Notes.

(d)

Once an Eligible Holder has properly exercised its Subscription Rights, subject to the terms and conditions contained in these Rights Offering Procedures and the Backstop Commitment Agreement in the case of any Backstop Party, such exercise will be irrevocable unless the Rights Offering is terminated. Notes that have been tendered cannot be withdrawn, and therefore cannot be transferred, unless the Rights Offering has been terminated.

6.	Termination/Return of Payment

Unless the Effective Date has occurred, the Rights Offering will be deemed automatically terminated without any action of any party upon the earliest of (a) termination of the Plan or rejection of the Plan by all classes entitled to vote, (b) termination of the Restructuring Support Agreement in accordance with its terms, (c) termination of the Backstop Commitment Agreement in accordance with its terms and (d) the Outside Date (as defined in the Backstop Commitment Agreement and as may be extended pursuant to the terms of the Backstop Commitment Agreement). In the event the Rights Offering is terminated, any payments received

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pursuant to these Rights Offering Procedures will be returned, without interest, to the applicable Eligible Holder or relevant payee as soon as reasonably practicable, but in any event within three Business Days after the date of termination, and, in the case of payments made in respect of Notes held through a Nominee, the Notes will be returned to the Nominee that submitted them through ATOP.

7.	Settlement of the Rights Offering and Distribution of the Rights Offering Securities

The settlement of the Rights Offering is conditioned on confirmation of the Plan by the Bankruptcy Court and the occurrence of the Effective Date. The Debtors intend that the Rights Offering Securities will be issued to the Eligible Holders in book-entry form, and that DTC, or its nominee, will be the holder of record of such Rights Offering Securities. To the extent DTC is unwilling or unable to make the Rights Offering Securities eligible on the DTC system, or the Debtors determine in their sole discretion not to make the Rights Offering Securities eligible on the DTC system, the Rights Offering Securities will be issued directly to the Eligible Holders or their respective Nominees (whether in book-entry form or otherwise).

8.	Minimum Distributions and Fractional Shares

All allocations with respect to the Second Lien Notes will be calculated and rounded down to the nearest minimum denomination of $1.00 and integral multiples of $1.00 in excess thereof, as applicable.

No fractional New Shares will be issued in the Rights Offering. All share allocations will be calculated and rounded down to the nearest whole share. No compensation shall be paid, whether in cash or otherwise, in respect of any rounded-down amounts.

9.	Validity of Exercise of Subscription Rights

All questions concerning the timeliness, viability, form and eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court. Subject to the foregoing, the Debtors, with the consent of the Requisite Backstop Parties, may waive or reject any defect or irregularity in, or permit such defect or irregularity to be corrected within such time as they may determine in good faith, the purported exercise of any Subscription Rights. Subscriptions will be deemed not to have been received or accepted until all irregularities have been waived or cured within such time as the Debtors determine in good faith in consultation with the Requisite Backstop Parties. In addition, the Rights Offering Subscription Agent shall have no obligation to notify parties of or cure any defects to the forms returned in exercising the Subscription Rights.

Before exercising any Subscription Rights, Eligible Holders should carefully read the Disclosure Statement and the Plan in their entirety for information relating to the Debtors and the risk factors to be considered.

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All calculations, including, to the extent applicable, the calculation of (a) the value of any Eligible Holder’s Allowed General Unsecured Claims against Debtor Group B or Allowed General Unsecured Claims against Debtor Group C for the purposes of the Rights Offering and (b) any Eligible Holder’s Rights Offering Securities, shall be made in good faith by the Debtors and in accordance with any claim amounts included in the Plan, and any disputes regarding such calculations shall be subject to a final and binding determination by the Bankruptcy Court.

10.	Modification of Procedures

With the prior written consent of the Requisite Backstop Parties, the Debtors reserve the right to modify these Rights Offering Procedures, or adopt additional procedures consistent with these Rights Offering Procedures, to effectuate the Rights Offering and to issue the Rights Offering Securities. Any update reflecting material modifications to these Rights Offering Procedures made after the Subscription Commencement Date will be promptly posted to the Debtors’ restructuring website at https://dm.epiq11.com/noble and provided to DTC via email. In so doing, and subject to the consent of the Requisite Backstop Parties, the Debtors may execute and enter into agreements and take further action that the Debtors determine in good faith is necessary and appropriate to effectuate and implement the Rights Offering and the issuance of the Rights Offering Securities.

The Debtors reserve the right to request additional information from any participant in the Rights Offering to confirm that such participant is an Eligible Holder.

11.	DTC

The Notes are held in book-entry form in accordance with the practices and procedures of DTC. The Debtors intend to comply with the practices and procedures of DTC for the purpose of conducting the Rights Offering with respect to the Notes, and, subject to compliance with the requirements for modifications set forth in Section 10 hereof, these Rights Offering Procedures will be deemed appropriately modified to achieve such compliance.

Without limiting the foregoing, the Debtors intend that, to the extent practicable, and unless otherwise determined by the Debtors, the Rights Offering Securities will be issued in book entry form, and that DTC, or its nominee, will be the holder of record of such Rights Offering Securities. The ownership interest of each holder of such Rights Offering Securities, and transfers of ownership interests therein, is expected to be recorded on the records of the direct and indirect participants in DTC. Notwithstanding anything herein to the contrary, the Debtors will continue to evaluate potential alternative securities law and transfer restriction treatment for the Rights Offering Securities issued pursuant to these Rights Offering Procedures, with a view toward maximizing the liquidity and fungibility of the issuances of the Rights Offering Securities. Such alternative treatment shall be reasonably satisfactory to the Issuers and the Requisite Backstop Parties.

Holders of Non-Notes Claims that subscribe for Rights Offering Securities can designate on their Subscription Form a Nominee with whom they have a securities account, and elect to receive the Rights Offering Securities by book-entry credit, to the extent available, via Deposit or Withdrawal At Custodian (“DWAC”) deposit to a DTC participant account of that Nominee (or that Nominee’s DTC participant), which DWAC deposit must be coordinated by such holder when directed to do so by the Rights Offering Subscription Agent.

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12.	Inquiries and Transmittal of Documents; Subscription Agent

The Rights Offering Instructions for Eligible Holders attached hereto should be carefully read and strictly followed by the Eligible Holders.

Questions relating to the Rights Offering should be directed to the Rights Offering Subscription Agent at [___________]. Please note that the Rights Offering Subscription Agent is only able to respond to procedural questions regarding the Rights Offering, and cannot provide any information beyond that included in these Rights Offering Procedures and the Subscription Forms. If applicable, an Eligible Holder must follow the directions of its Nominee with respect to providing instructions to it in connection with the Rights Offering.

The risk of non-delivery of any instructions, documents, and payments to any Nominee or to the Rights Offering Subscription Agent is on the Eligible Holder electing to exercise its Subscription Rights and not the Debtors, the Rights Offering Subscription Agent, or the Backstop Parties.

13.	Failure to Exercise Subscription Rights

Unexercised Subscription Rights in respect of Rights Offering Securities will be forever and irrevocably relinquished on the Rights Offering Expiration Time. If, at or prior to the Rights Offering Expiration Time, the Rights Offering Subscription Agent for any reason does not receive (x) from (a) an Eligible Holder of Non-Notes Claims a duly completed and executed applicable Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable), or (b) an Eligible Holder of Notes Claims the tender of such holder’s underlying Notes through ATOP and, (y) in the case of a non-Backstop Party, payment of the Subscription Price, such Eligible Holder shall be deemed to have forever and irrevocably relinquished and waived its right to participate in the Rights Offering in respect of Rights Offering Securities.

Subject to the terms and conditions set forth herein and in the Backstop Commitment Agreement, any attempt to exercise Rights after the Rights Offering Expiration Time in respect of Rights Offering Securities shall be null and void and the Debtors shall not be obligated to honor any such purported exercise received by the Rights Offering Subscription Agent after the Rights Offering Expiration Time regardless of when the documents relating thereto were sent.

The method of delivery of the applicable Subscription Form and/or any other required documents is at each Eligible Holder’s option and sole risk. In all cases, you should allow sufficient time to ensure timely delivery of the applicable Subscription Form (in the case of a Non-Notes Claim) or underlying Notes via ATOP (in the case of a Notes Claim) at or prior to 5:00 p.m. New York City Time on the Rights Offering Expiration Time. Eligible Holders of Notes Claims must ensure that their Nominee tenders their Notes at or prior to Rights Offering Expiration Time and coordinate timely payment of the Subscription Price.

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Exhibit 1

Subscription Form for Allowed General Unsecured Claims against Debtor Group B or Debtor Group C (Priority Guaranteed Notes Claims Only)

NOBLE CORPORATION PLC, ET AL.

SUBSCRIPTION FORM

FOR RIGHTS OFFERING1

FOR USE BY ELIGIBLE HOLDERS OF

ALLOWED GENERAL UNSECURED CLAIMS AGAINST DEBTOR GROUP B OR

DEBTOR GROUP C (PRIORITY GUARANTEED NOTES CLAIMS ONLY)

IN CONNECTION WITH THE DEBTORS’ DISCLOSURE STATEMENT

DATED OCTOBER 12, 2020

RIGHTS OFFERING EXPIRATION TIME

The Rights Offering Expiration Time is 5:00 p.m. New York City Time on November 13, 2020.

Eligible Holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C (Priority Guaranteed Notes Claims Only) must deliver their Subscription Forms to their Nominees (as defined in the Rights Offering Procedures) (or other form of instruction required by their Nominees) in sufficient time to allow such Nominees to tender the relevant Notes to the appropriate account of the Rights Offering Subscription Agent through ATOP (as defined below) and to pay their Subscription Price (except with respect to Backstop Parties) at or prior to the Rights Offering Expiration Time, and such Nominees must actually tender such Notes and payment of the Subscription Price (except with respect to Backstop Parties) must be made at or prior to the Rights Offering Expiration Time, or the subscription will not be counted and will be deemed forever relinquished and waived. Eligible Holders are urged to consult with their Nominees to determine the deadline for the delivery of their Subscription Form to their Nominee in order for the Nominee to comply with these requirements, and to otherwise comply with their Nominee’s instructions.

Eligible Holders who are not Backstop Parties should coordinate payment of the Subscription Price for receipt at or prior to the Rights Offering Expiration Time.

Eligible Holders who are Backstop Parties must arrange for the Restricted Access Addendum to be provided to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Eligible Holders who are Backstop Parties must deliver the appropriate funding directly to the Backstop Escrow Account at or prior to the deadline indicated in the Funding Notice (the “Backstop Escrow Funding Date”).

[1]	Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Plan or the Rights Offering Procedures.

The Rights Offering Securities distributed and issued pursuant to these Rights Offering Procedures are being distributed and issued by the Company pursuant to the Rights Offering without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided in section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, are issued solely to qualified holders in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

None of the Subscription Rights or the Rights Offering Securities issuable upon exercise of such Subscription Rights distributed pursuant to the Rights Offering Procedures have been or will be registered under the Securities Act, nor any state or local law requiring registration for the offer or sale of a security.

Please consult the Plan, the Disclosure Statement and the Rights Offering Procedures (including the Rights Offering Instructions included therein) for additional information with respect to this Subscription Form.

If you have any questions, please contact the Rights Offering Subscription Agent at [______].

SUBJECT TO THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING PROCEDURES (AND THE BACKSTOP COMMITMENT AGREEMENT IN THE CASE OF ANY BACKSTOP PARTY), ALL SUBSCRIPTIONS SET FORTH IN THIS SUBSCRIPTION FORM ARE IRREVOCABLE.

To subscribe, fill out Items 1 and 2 and read and complete Items 3, 4, 5, 6, 7, and 8 below, or otherwise follow the direction of your Nominee.

Item 1. Amount of Eligible Claims.

The undersigned, or the beneficial owner on whose behalf the undersigned is executing this form, is a beneficial Holder of Allowed General Unsecured Claims against Debtor Group B2 or Debtor Group C3 (Priority Guaranteed Notes Claims only) in the following aggregate principal amount(s) or that the person executing this form is an authorized signatory of that beneficial Holder. (If a Nominee holds your Notes on your behalf and you do not know the principal amount, please contact your Nominee immediately).

IMPORTANT NOTE: IF YOU HOLD YOUR NOTES THROUGH MORE THAN ONE NOMINEE, YOU MUST COMPLETE AND RETURN A SEPARATE SUBSCRIPTION FORM TO EACH APPLICABLE NOMINEE. YOU MAY NOT AGGREGATE POSITIONS HELD BY DIFFERENT NOMINEES ON A SINGLE SUBSCRIPTION FORM.

[2]	“Debtor Group B” means, collectively, the following Debtors: Noble 2018-I Guarantor LLC; Noble 2018-II Guarantor LLC; Noble 2018-III Guarantor LLC; and Noble 2018-IV Guarantor LLC.
[3]	“Debtor Group C” means, collectively, the following Debtor: Noble Holding International Limited.

2

Aggregate principal amount of Priority Guaranteed Notes Claims:

$

For the avoidance of doubt, only holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C are entitled to participate in the Rights Offering, and only with respect to such Allowed Claims. Subject to Section 9 of the Rights Offering Procedures, the eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court.

Item 2. Subscription Rights.

2a. Calculation of Maximum Number of Second Lien Notes. The maximum number of Second Lien Notes for which you may subscribe is calculated as follows:

(Insert Principal Amount of 7.875% Priority Guaranteed Notes, CUSIP 65504LAQ0)	X	0.09665700	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount of 7.875% Priority Guaranteed Notes, CUSIP G65437AA6)	X	0.09665700	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

		Total:	=	(TOTAL Second Lien Notes) (Sum of above, using each rounded DOWN amount)

2b. Subscription Price. The undersigned hereby elects to subscribe for Second Lien Notes for a Subscription Price equal to the amount shown below, on the terms and subject to the conditions set forth in the Rights Offering Procedures (Subscription Price automatically includes the related New Shares):

Insert the Aggregate Number of Second Lien Notes the Undersigned Elects to Subscribe For (amount should be less than or equal to “TOTAL Second Lien Notes” from Item 2a above):		At $1.00010001 per $1.00 of Principal Amount		Subscription Price:

	X	$1.00010001	=	$

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IMPORTANT NOTE: For the avoidance of doubt, the number of Second Lien Notes will be based solely upon the Principal Amount of the Notes tendered through ATOP, and not on the amounts shown in Item 2a.

Item 3. Backstop Party Representation.

(This section is only for Backstop Parties, each of whom is aware of its status as a Backstop Party. If you are a Backstop Party, a fully completed Restricted Access Addendum MUST be provided to your Nominee. A customized Restricted Access Addendum will be forwarded to each Backstop Party, and the Backstop Party is responsible for forwarding it to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Please note that checking the box below if you are not a Backstop Party may result in forfeiture of your rights to participate in the Rights Offering.)

☐	I am a Backstop Party identified in the Backstop Commitment Agreement and, if applicable, the Restricted Access Addendum has been provided to my Nominee.

Item 4. Payment Instructions and Rights Offering Securities Delivery Information.

Eligible Holders that are exercising Subscription Rights in respect of Notes Claims are encouraged to coordinate with their Nominees, and, follow their Nominee’s instructions, with respect to the payment of the Subscription Price. In any event, unless you are a Backstop Party and checked the box in Item 3, payment of the Subscription Price must be made at or prior to the Rights Offering Expiration Time.

For Eligible Holders that are Backstop Parties and did check the box in Item 3, payment of the Subscription Price shall be made by wire transfer ONLY of immediately available funds directly to the Backstop Escrow Account pursuant to the Backstop Commitment Agreement, in accordance with information set forth in the Funding Notice.

PLEASE NOTE: NO RIGHTS OFFERING SUBMISSION WILL BE VALID UNLESS (A) YOUR NOMINEE ELECTRONICALLY DELIVERS THE UNDERLYING NOTES CORRESPONDING TO THIS SUBSCRIPTION FORM THROUGH ATOP, AND (B) THE APPLICABLE SUBSCRIPTION PRICE IS PAID, IN EACH CASE (UNLESS YOU ARE A BACKSTOP PARTY) AT OR PRIOR TO THE RIGHTS OFFERING EXPIRATION TIME. ELIGIBLE HOLDERS THAT ARE BACKSTOP PARTIES MUST DELIVER THE APPROPRIATE FUNDING TO THE BACKSTOP ESCROW ACCOUNT AT OR PRIOR

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TO THE BACKSTOP ESCROW FUNDING DATE IN ACCORDANCE WITH THE BACKSTOP COMMITMENT AGREEMENT.

Item 5. Certification.

The undersigned hereby certifies that (a) the undersigned is the beneficial holder of the Eligible Claims above, or the authorized signatory (the “Authorized Signatory”) of such beneficial holder acting on behalf of the Holder, (b) the Holder has reviewed a copy of the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) and (c) the Holder understands that the exercise of the rights under the Rights Offering is subject to all the terms and conditions set forth in the Plan, the Rights Offering Procedures, and, if applicable, the Backstop Commitment Agreement.

The Holder (or the Authorized Signatory on behalf of such Holder) acknowledges that, by executing this Subscription Form, the Eligible Holder named below (1) has elected to subscribe for Rights Offering Securities for the Subscription Price designated in Item 2b above and (2) will be bound to pay such Subscription Price for Rights Offering Securities it has subscribed for.

Date:

Name of Eligible Holder:

U.S. Federal Tax EIN/SSN:

Signature:

Name of Signatory:

Title:

Telephone Number:

Email:

Item 6. Payment Instructions.

Payment Instructions.

For Eligible Holders of Notes Claims (except for Backstop Parties), payment of the Subscription Price calculated pursuant to Item 2 above shall be made either through such Eligible Holder’s Nominee or directly by wire transfer ONLY of immediately available funds at or prior to the Rights Offering Expiration Time in accordance with the following instructions. Eligible Holders of Notes Claims (except for Backstop Parties) are encouraged to coordinate payment of the Subscription Price for Rights Offering Securities subscribed for in the Rights Offering through their Nominees.

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U.S. Wire Instructions:

Account Name :

Bank Account No.:

ABA/Routing No.:

Bank Name:

Bank Address:

Reference:

International Wire Instructions:

Correspondent/Intermediary Bank SWIFT:

Correspondent/Intermediary Bank Name:

Correspondent/Intermediary Bank Address:

Beneficiary Account Number:

Beneficiary Name:

Beneficiary Address:

Memo, Special Instructions, Originator to:

Beneficiary Information, Bank to Bank Information:

Please note that the failure to include the VOI Number or Nominee Name in the reference field of any domestic or international wire payment may result in the rejection of the corresponding Rights Offering submission. In addition, please also note that payments cannot be aggregated, and one wire should be sent per Subscription Form submission.

Item 7. Representations, Warranties and Agreements

By returning this Subscription Form, the Eligible Holder hereby agrees, acknowledges and certifies the following:

(1)

If (i) it is resident of or located in the European Economic Area that it is a qualified investor as defined in Regulation (EU) 2017/1129 (the “Prospectus Regulation”); or (ii) it is resident of or located in the United Kingdom (the “UK”) that it is a qualified investor as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018; and, accordingly is:

(A)	An entity required to be authorised or regulated to operate in the financial market, being one of the following:

(i)	a credit institution;

(ii)	an investment firm;

(iii)	another authorised or regulated financial institution;

(iv)	an insurance company;

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(v)	a collective investment scheme or a management company of such scheme;

(vi)	a pension funds and management companies of such funds;

(vii)	a commodity and commodity derivatives dealers;

(viii)	a local;

(ix)	another institutional investor;

(B)	A large undertaking meeting two of the following size requirements on a company basis:

— balance sheet total: EUR 20 000 000

— net turnover: EUR 40 000 000

— own funds: EUR 2 000 000;

(C)	A body or entity representing or owned or controlled by a national and regional government, for example, a public body that manages public debt at national or regional level;

(D)	A central bank, an international or supranational institution, such as the World Bank, the IMF, the ECB, the EIB; or another similar international organization;

(E)	Another institutional investor whose main activity is to invest in financial instruments, including entities dedicated to the securitisation of assets or other financing transactions,

(F)

A person or entity other than one falling in one of the categories set out immediately above, who has, on request, been categorized as a professional client by an appropriately authorised investment firm subject to the supervision of a financial regulatory authority in a member state of the EEA or in the United Kingdom in accordance with Section II of that Annex.

(2)

It has not offered or sold and will not offer or sell any Rights Offering Securities to any person established or with a registered office in (1) any member state of the EEA unless such person is a qualified investor as defined in the Prospectus Regulation; or (2) the UK unless such person is a qualified investor, as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018, and that is (i) an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “FPO”) and/or (ii) a high net worth company (or any other person to whom an offer or sale may otherwise be lawfully communicated falling within Article 49(2) (a) to (d) of the FPO).

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Item 8. Tender of Notes; Exercise Instruction.

All Eligible Holders of Notes that exercise Subscription Rights in respect of Notes Claims must direct their Nominee to electronically tender their applicable underlying Notes in the following principal amount(s) to an account of the Rights Offering Subscription Agent via DTC’s Automated Tender Offer Program (“ATOP”) in order to participate in the Rights Offering (to the extent of such participation).

Title	CUSIP	Principal Amount Tendered
7.875% Priority Guaranteed Notes	CUSIP 65504LAQ0
CUSIP G65437AA6

Once completed, you must return this Subscription Form (or other form of instruction required by your Nominee) to your Nominee in accordance with your Nominee’s instructions in sufficient time for your Nominee to tender your Notes to the account of the Rights Offering Subscription Agent through DTC’s ATOP system at or before the Rights Offering Expiration Time.

PLEASE RETURN THIS SUBSCRIPTION FORM OR OTHER INSTRUCTION (AS

REQUIRED BY THE NOMINEE) ONLY TO YOUR NOMINEE. DO NOT RETURN

THIS FORM DIRECTLY TO THE RIGHTS OFFERING SUBSCRIPTION AGENT.

The method of delivery of the applicable Subscription Form (or other form of instruction required by your Nominee) and any other required documents is at each Eligible Holder’s option and sole risk. Eligible Holders of Notes Claims must ensure that their Nominee tenders their Notes at or prior to the Rights Offering Expiration Time and, except for Eligible Holders who are Backstop Parties, coordinate payment of the Subscription Price.

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Exhibit 2

Subscription Form for Allowed General Unsecured Claims against Debtor Group C

(Legacy Notes Only)

NOBLE CORPORATION PLC, ET AL.

SUBSCRIPTION FORM

FOR RIGHTS OFFERING1

FOR USE BY ELIGIBLE HOLDERS OF

ALLOWED GENERAL UNSECURED CLAIMS AGAINST DEBTOR GROUP C

(LEGACY NOTES CLAIMS ONLY)

IN CONNECTION WITH THE DEBTORS’ DISCLOSURE STATEMENT

DATED OCTOBER 12, 2020

RIGHTS OFFERING EXPIRATION TIME

The Rights Offering Expiration Time is 5:00 p.m. New York City Time on November 13, 2020.

Eligible Holders of Allowed General Unsecured Claims against Debtor Group C (Legacy Notes Claims Only) must deliver their Subscription Forms to their Nominees (as defined in the Rights Offering Procedures) (or other form of instruction required by their Nominees) in sufficient time to allow such Nominees to tender the relevant Notes to the appropriate account of the Rights Offering Subscription Agent through ATOP (as defined below) and to pay their Subscription Price (except with respect to Backstop Parties) at or prior to the Rights Offering Expiration Time, and such Nominees must actually tender such Notes and payment of the Subscription Price (except with respect to Backstop Parties) must be made at or prior to the Rights Offering Expiration Time, or the subscription will not be counted and will be deemed forever relinquished and waived. Eligible Holders are urged to consult with their Nominees to determine the deadline for the delivery of their Subscription Form to their Nominee in order for the Nominee to comply with these requirements, and to otherwise comply with their Nominee’s instructions.

Eligible Holders who are not Backstop Parties should coordinate payment of the Subscription Price for Rights Offering Securities subscribed for herein for receipt at or prior to the Rights Offering Expiration Time.

Eligible Holders who are Backstop Parties must arrange for the Restricted Access Addendum to be provided to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Eligible Holders who are Backstop Parties must deliver the appropriate funding directly to the Backstop Escrow Account at or prior to the deadline indicated in the Funding Notice (the “Backstop Escrow Funding Date”).

[1]	Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Plan or the Rights Offering Procedures.

Eligible Holders who are Joining Legacy Parties must arrange for the Restricted Access Addendum to be provided to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Eligible Holders who are Joining Legacy Parties must deliver the aggregate Subscription Price for their Rights Offering Securities subscribed for herein at or prior to the Rights Offering Expiration Time. Joining Legacy Parties must separately deliver the appropriate funding for their Holdback Securities directly to the account provided in the Joining Legacy Party Funding Notice at or prior to the Rights Offering Expiration Time (the “Joining Legacy Party Funding Date”).

The Rights Offering Securities distributed and issued pursuant to these Rights Offering Procedures are being distributed and issued by the Company pursuant to the Rights Offering without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided in section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, are issued solely to qualified holders in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

None of the Subscription Rights or the Rights Offering Securities issuable upon exercise of such Subscription Rights distributed pursuant to the Rights Offering Procedures have been or will be registered under the Securities Act, nor any state or local law requiring registration for the offer or sale of a security.

Please consult the Plan, the Disclosure Statement and the Rights Offering Procedures (including the Rights Offering Instructions included therein) for additional information with respect to this Subscription Form.

If you have any questions, please contact the Rights Offering Subscription Agent at [______].

SUBJECT TO THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING PROCEDURES (AND THE BACKSTOP COMMITMENT AGREEMENT IN THE CASE OF ANY BACKSTOP PARTY), ALL SUBSCRIPTIONS SET FORTH IN THIS SUBSCRIPTION FORM ARE IRREVOCABLE.

To subscribe, fill out Items 1 and 2 and read and complete Items 3, 4, 5, 6, 7 and 8 below.

Item 1. Amount of Eligible Claims.

The undersigned, or the beneficial owner on whose behalf the undersigned is executing this form, is a beneficial Holder of Allowed General Unsecured Claims against Debtor Group C2 (Legacy Notes Claims only) in the following aggregate principal amount(s) or that the person executing this form is an authorized signatory of that beneficial Holder. (If a Nominee holds your Notes on your behalf and you do not know the principal amount, please contact your Nominee immediately).

[2]	“Debtor Group C” means, collectively, the following Debtor: Noble Holding International Limited.

2

IMPORTANT NOTE: IF YOU HOLD YOUR NOTES THROUGH MORE THAN ONE NOMINEE, YOU MUST COMPLETE AND RETURN A SEPARATE SUBSCRIPTION FORM TO EACH APPLICABLE NOMINEE. YOU MAY NOT AGGREGATE POSITIONS HELD BY DIFFERENT NOMINEES ON A SINGLE SUBSCRIPTION FORM.

Legacy Notes Claims

Aggregate principal amount of Legacy Notes Claims:

$

For the avoidance of doubt, only holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C are entitled to participate in the Rights Offering, and only with respect to such Allowed Claims. Subject to Section 9 of the Rights Offering Procedures, the eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court.

Item 2. Subscription Rights.

2a. Calculation of Maximum Number of Second Lien Notes. The maximum number of Second Lien Notes for which you may subscribe is calculated as follows:

(Insert Principal Amount of 4.900% Legacy Notes, CUSIP 65504LAC1)	X	0.01949517	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount of 4.625% Legacy Notes, CUSIP 65504LAG2)	X	0.01939566	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 3.950% Legacy Notes, CUSIP 65504LAJ6)	X	0.01931291	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 7.750% Legacy Notes, CUSIP 65504LAP2)	X	0.01983188	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

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(Insert Principal Amount 7.950% Legacy Notes, CUSIP 65504LAN7)	X	0.01953323	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 6.200% Legacy Notes CUSIP 65504LAD9)	X	0.01961886	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 6.050% Legacy Notes, CUSIP 65504LAG2)	X	0.01950865	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 5.250% Legacy Notes, CUSIP 65504LAK3)	X	0.01940637	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

(Insert Principal Amount 8.950% Legacy Notes, CUSIP 65504LAL1)	X	0.01959666	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

		Total:	=	(TOTAL Second Lien Notes) (Sum of above, using each rounded DOWN amount)

2b. Subscription Price. The undersigned hereby elects to subscribe for Second Lien Notes for a Subscription Price equal to the amount shown below, on the terms and subject to the conditions set forth in the Rights Offering Procedures (Subscription Price automatically includes the related New Shares):

Insert the Aggregate Number of Second Lien Notes the Undersigned Elects to Subscribe For (amount should be less than or equal to “TOTAL Second Lien Notes” from Item 2a above):		At $1.00010001 per $1.00 of Principal Amount		Subscription Price:

	X	$1.00010001	=	$

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IMPORTANT NOTE: For the avoidance of doubt, the number of Rights Offering Notes will be based solely upon the Principal Amount of the Notes tendered through ATOP, and not on the amounts shown in Item 2a.

Item 3a. Joining Legacy Party Representation.

(This section is only for Joining Legacy Parties, each of whom is aware of its status as a Joining Legacy Party. If you are a Joining Legacy Party, a fully completed Restricted Access Addendum MUST be provided to your Nominee. A customized Restricted Access Addendum will be forwarded to each Joining Legacy Party, and the Joining Legacy Party is responsible for forwarding it to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Please note that checking the boxes below if you are not a Joining Legacy Party may result in forfeiture of your rights to participate in the Rights Offering.)

☐	I am a Joining Legacy Party that participated in the Backstop Joinder Process and, if applicable, the Restricted Access Addendum has been provided to my Nominee.

Item 3b. Backstop Party Representation.

(This section is only for Backstop Parties, each of whom is aware of its status as a Backstop Party. If you are a Backstop Party, a fully completed Restricted Access Addendum MUST be provided to your Nominee. A customized Restricted Access Addendum will be forwarded to each Backstop Party, and the Backstop Party is responsible for forwarding it to their Nominee who will provide the relevant Restricted Access Code (included in the Restricted Access Addendum) to the Subscription Agent when tendering the underlying Notes through ATOP into the Restricted Access Group. Please note that checking the box below if you are not a Backstop Party may result in forfeiture of your rights to participate in the Rights Offering.)

☐	I am a Backstop Party identified in the Backstop Commitment Agreement and, if applicable, the Restricted Access Addendum has been provided to my Nominee.

Item 4. Payment Instructions and Rights Offering Securities Delivery Information.

Eligible Holders that are exercising Subscription Rights in respect of Notes Claims are encouraged to coordinate with their Nominees, and, follow their Nominee’s instructions, with respect to the payment of the Subscription Price. In any event, unless you are a Backstop Party and checked the box in Item 3b, payment of the Subscription Price must be made at or prior to the Rights Offering Expiration Time.

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For Eligible Holders that are Joining Legacy Parties and did check the box in Item 3a, such Joining Legacy Parties must coordinate payment of the aggregate Subscription Price for their Rights Offering Securities subscribed for herein at or prior to the Rights Offering Expiration Time. Joining Legacy Parties must separately deliver the appropriate funding for their Holdback Securities by wire transfer ONLY of immediately available funds directly to the account provided in and in accordance with information set forth in the Joining Legacy Party Funding Notice.

For Eligible Holders that are Backstop Parties and did check the box in Item 3b, payment of the Subscription Price shall be made by wire transfer ONLY of immediately available funds directly to the Backstop Escrow Account pursuant to the Backstop Commitment Agreement, in accordance with information set forth in the Funding Notice.

PLEASE NOTE: NO RIGHTS OFFERING SUBMISSION WILL BE VALID UNLESS (A) YOUR NOMINEE ELECTRONICALLY DELIVERS THE UNDERLYING NOTES CORRESPONDING TO THIS SUBSCRIPTION FORM THROUGH ATOP, AND (B) THE APPLICABLE SUBSCRIPTION PRICE IS PAID, IN EACH CASE (UNLESS YOU ARE A BACKSTOP PARTY) AT OR PRIOR TO THE RIGHTS OFFERING EXPIRATION TIME. ELIGIBLE HOLDERS THAT ARE BACKSTOP PARTIES MUST DELIVER THE APPROPRIATE FUNDING TO THE BACKSTOP ESCROW ACCOUNT AT OR PRIOR TO THE BACKSTOP ESCROW FUNDING DATE IN ACCORDANCE WITH THE BACKSTOP COMMITMENT AGREEMENT. ELIGIBLE HOLDERS THAT ARE JOINING LEGACY PARTIES MUST SEPARATELY DELIVER THE APPROPRIATE FUNDING FOR THEIR HOLDBACK SECURITIES ONLY TO THE ACCOUNT PROVIDED IN THE JOINING LEGACY PARTY FUNDING NOTICE AT OR PRIOR TO THE JOINING LEGACY PARTY FUNDING DATE IN ACCORDANCE WITH THESE RIGHTS OFFERING PROCEDURES.

Item 5. Certification.

The undersigned hereby certifies that (a) the undersigned is the beneficial holder of the Eligible Claims above, or the authorized signatory (the “Authorized Signatory”) of such beneficial holder acting on behalf of the Holder, (b) the Holder has reviewed a copy of the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) and (c) the Holder understands that the exercise of the rights under the Rights Offering is subject to all the terms and conditions set forth in the Plan, the Rights Offering Procedures, and, if applicable, the Backstop Commitment Agreement.

The Holder (or the Authorized Signatory on behalf of such Holder) acknowledges that, by executing this Subscription Form, the Eligible Holder named below (1) has elected to subscribe for Rights Offering Securities for the Subscription Price designated in Item 2b above and (2) will be bound to pay such Subscription Price for Rights Offering Securities it has subscribed for.

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Date:

Name of Eligible Holder:

U.S. Federal Tax EIN/SSN:

Signature:

Name of Signatory:

Title:

Telephone Number:

Email:

Item 6. Payment Instructions.

Payment Instructions.

For Eligible Holders of Notes Claims (except for Backstop Parties), payment of the Subscription Price calculated pursuant to Item 2 above shall be made either through such Eligible Holder’s Nominee or directly by wire transfer ONLY of immediately available funds at or prior to the Rights Offering Expiration Time in accordance with the following instructions. Eligible Holders of Notes Claims (except for Backstop Parties) are encouraged to coordinate payment of the Subscription Price for Rights Offering Securities subscribed for in the Rights Offering through their Nominees.

U.S. Wire Instructions:

Account Name :

Bank Account No.:

ABA/Routing No.:

Bank Name:

Bank Address:

Reference:

International Wire Instructions:

Correspondent/Intermediary Bank SWIFT:

Correspondent/Intermediary Bank Name:

Correspondent/Intermediary Bank Address:

Beneficiary Account Number:

Beneficiary Name:

Beneficiary Address:

Memo, Special Instructions, Originator to:

Beneficiary Information, Bank to Bank Information:

7

Please note that the failure to include the VOI Number or Nominee Name in the reference field of any domestic or international wire payment may result in the rejection of the corresponding Rights Offering submission. In addition, please also note that payments cannot be aggregated, and one wire should be sent per Subscription Form submission.

Item 7. Representations, Warranties and Agreements

By returning this Subscription Form, the Eligible Holder hereby agrees, acknowledges and certifies the following:

(1)

If (i) it is resident of or located in the European Economic Area that it is a qualified investor as defined in Regulation (EU) 2017/1129 (the “Prospectus Regulation”); or (ii) it is resident of or located in the United Kingdom (the “UK”) that it is a qualified investor as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018; and, accordingly is:

(A)	An entity required to be authorised or regulated to operate in the financial market, being one of the following:

(i)	a credit institution;

(ii)	an investment firm;

(iii)	another authorised or regulated financial institution;

(iv)	an insurance company;

(v)	a collective investment scheme or a management company of such scheme;

(vi)	a pension funds and management companies of such funds;

(vii)	a commodity and commodity derivatives dealers;

(viii)	a local;

(ix)	another institutional investor;

(B)	A large undertaking meeting two of the following size requirements on a company basis:

— balance sheet total: EUR 20 000 000

— net turnover: EUR 40 000 000

— own funds: EUR 2 000 000;

8

(C)	A body or entity representing or owned or controlled by a national and regional government, for example, a public body that manages public debt at national or regional level;

(D)	A central bank, an international or supranational institution, such as the World Bank, the IMF, the ECB, the EIB; or another similar international organization;

(E)	Another institutional investor whose main activity is to invest in financial instruments, including entities dedicated to the securitisation of assets or other financing transactions,

(F)

A person or entity other than one falling in one of the categories set out immediately above, who has, on request, been categorized as a professional client by an appropriately authorised investment firm subject to the supervision of a financial regulatory authority in a member state of the EEA or in the United Kingdom in accordance with Section II of that Annex.

(2)

It has not offered or sold and will not offer or sell any Rights Offering Securities to any person established or with a registered office in (1) any member state of the EEA unless such person is a qualified investor as defined in the Prospectus Regulation; or (2) the UK unless such person is a qualified investor, as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018, and that is (i) an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “FPO”) and/or (ii) a high net worth company (or any other person to whom an offer or sale may otherwise be lawfully communicated falling within Article 49(2) (a) to (d) of the FPO).

Item 8. Tender of Notes; Exercise Instruction.

All Eligible Holders of Notes that exercise Subscription Rights in respect of Notes Claims must direct their Nominee to electronically tender their applicable underlying Notes in the following principal amount(s) to an account of the Rights Offering Subscription Agent via DTC’s Automated Tender Offer Program (“ATOP”) in order to participate in the Rights Offering (to the extent of such participation).

Title	CUSIP	Principal Amount Tendered
4.900% Legacy Notes	CUSIP 65504LAC1

4.625% Legacy Notes	CUSIP 65504LAG2

3.950% Legacy Notes	CUSIP 65504LAJ6

7.750% Legacy Notes	CUSIP 65504LAP2

7.950% Legacy Notes	CUSIP 65504LAN7

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6.200% Legacy Notes	CUSIP 65504LAD9

6.050% Legacy Notes	CUSIP 65504LAG2

5.250% Legacy Notes	CUSIP 65504LAK3

8.950% Legacy Notes	CUSIP 65504LAL1

Once completed, you must return this Subscription Form (or other form of instruction required by your Nominee) to your Nominee in accordance with your Nominee’s instructions in sufficient time for your Nominee to tender your Notes to the account of the Rights Offering Subscription Agent through DTC’s ATOP system at or before the Rights Offering Expiration Time.

PLEASE RETURN THIS SUBSCRIPTION FORM OR OTHER INSTRUCTION (AS

REQUIRED BY THE NOMINEE) ONLY TO YOUR NOMINEE. DO NOT RETURN

THIS FORM DIRECTLY TO THE RIGHTS OFFERING SUBSCRIPTION AGENT.

The method of delivery of the applicable Subscription Form (or other form of instruction required by your Nominee) and any other required documents is at each Eligible Holder’s option and sole risk. Eligible Holders of Notes Claims must ensure that their Nominee tenders their Notes at or prior to the Rights Offering Expiration Time and, except for Eligible Holders who are Backstop Parties, coordinate payment of the Subscription Price.

10

Exhibit 3

Subscription Form for Allowed General Unsecured Claims against Debtor Group B

(Other Than Priority Guaranteed Notes Claims)

NOBLE CORPORATION PLC, ET AL.

SUBSCRIPTION FORM

FOR RIGHTS OFFERING1

FOR USE BY ELIGIBLE HOLDERS OF

ALLOWED GENERAL UNSECURED CLAIMS AGAINST DEBTOR GROUP B

(OTHER THAN PRIORITY GUARANTEED NOTES CLAIMS)

IN CONNECTION WITH THE DEBTORS’ DISCLOSURE STATEMENT

DATED OCTOBER 12, 2020

RIGHTS OFFERING EXPIRATION TIME

The Rights Offering Expiration Time is 5:00 p.m. New York City Time on November 13, 2020.

Please note that your Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) must be actually received by Epiq Corporate Restructuring, LLC (the “Rights Offering Subscription Agent”), along with a wire transfer of your Subscription Price to the Rights Offering Subscription Agent, at or prior to the Rights Offering Expiration Time or the subscription represented by your Subscription Form will not be recognized, and you will be deemed forever to have relinquished and waived your right to participate in the Rights Offering.

Eligible Holders must arrange for payment of the Subscription Price for their subscription to be received by the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time.

The Rights Offering Securities distributed and issued pursuant to these Rights Offering Procedures are being distributed and issued by the Company pursuant to the Rights Offering without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided in section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, are issued solely to qualified holders in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

None of the Subscription Rights or the Rights Offering Securities issuable upon exercise of such Subscription Rights distributed pursuant to the Rights Offering Procedures have been or will be registered under the Securities Act, nor any state or local law requiring registration for the offer or sale of a security.

[1]	Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Rights Offering Procedures.

Please consult the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) for additional information with respect to this Subscription Form.

If you have any questions, please contact the Rights Offering Subscription Agent at [______].

SUBJECT TO THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING PROCEDURES, ALL SUBSCRIPTIONS SET FORTH IN THIS SUBSCRIPTION FORM ARE IRREVOCABLE.

To subscribe, fill out Items 1 and 2 and read and complete (where applicable) Items 3, 4, 5, and 6 below.

Item 1. Amount of Eligible Claims.

The undersigned, or the Holder on whose behalf the undersigned is executing this form, is a Holder of Allowed General Unsecured Claims against Debtor Group B2 (other than Priority Guaranteed Notes Claims) (collectively, the “Class 5B Non-Notes Claims”) in the following aggregate principal amount(s).

Aggregate principal amount of Class 5B Non-Notes Claims held as of the Record Date:

$

For the avoidance of doubt, only holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C are entitled to participate in the Rights Offering, and only with respect to such Allowed Claims. Subject to Section 9 of the Rights Offering Procedures, the eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court.

Item 2. Subscription Rights.

2a. Calculation of Maximum Number of Second Lien Notes. The maximum number of Second Lien Notes for which you may subscribe is calculated as follows:

(Insert Principal Amount of Class 5B Non-Notes Claims)	X	[•]	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

2b. Subscription Price. The undersigned hereby elects to subscribe for Second Lien Notes for a Subscription Price equal to the amount shown below, on the terms and subject to the conditions set forth in the Rights Offering Procedures (Subscription Price automatically includes the related New Shares):

Insert the Aggregate Number of Second Lien Notes the Undersigned Elects to Subscribe For (amount should be less than or equal to “Maximum Second Lien Notes” from Item 2a above):		At $1.00010001 per $1.00 of Principal Amount		Subscription Price:

	X	$1.00010001	=	$

[2]	“Debtor Group B” means, collectively, the following Debtors: Noble 2018-I Guarantor LLC; Noble 2018-II Guarantor LLC; Noble 2018-III Guarantor LLC; and Noble 2018-IV Guarantor LLC.

2

Item 3. Payment Instructions and Rights Offering Securities Delivery Information.

3a. Payment Instructions.

For Eligible Holders of Non-Notes Claims, payment of the Subscription Price calculated pursuant to Item 2b above shall be made by wire transfer ONLY of immediately available funds by at or prior to the Rights Offering Expiration Time in accordance with the following instructions.

U.S. Wire Instructions:

Account Name :

Bank Account No.:

ABA/Routing No.:

Bank Name:

Bank Address:

Reference:

International Wire Instructions:

Correspondent/Intermediary Bank SWIFT:

Correspondent/Intermediary Bank Name:

Correspondent/Intermediary Bank Address:

Beneficiary Account Number:

Beneficiary Name:

Beneficiary Address:

Memo, Special Instructions, Originator to:

Beneficiary Information, Bank to Bank Information:

Please note that the failure to include the claimant name or form number in the reference field of any domestic or international wire payment may result in the rejection of the corresponding rights offering submission. In addition, please also note that payments cannot be aggregated, and one wire should be sent per Subscription Form submission.

3

PLEASE NOTE: NO RIGHTS OFFERING SUBMISSION WILL BE VALID UNLESS THIS SUBSCRIPTION FORM IS VALIDLY SUBMITTED ALONG WITH THE SUBSCRIPTION PRICE TO THE RIGHTS OFFERING SUBSCRIPTION AGENT ON OR PRIOR TO THE RIGHTS OFFERING EXPIRATION TIME.

3b. Rights Offering Securities Delivery Information.

(i)	Nominee Information for Receipt of Rights Offering Securities (If Applicable).

By completing the information in this Item 3(b)(i), a holder may, if applicable, designate a broker, bank, commercial bank, transfer agent, trust company, dealer, or other agent or nominee (as applicable, the “Nominee”) to receive the Rights Offering Securities in accordance with the practices and procedures of DTC, to be held by the Nominee in an account for the benefit of the holder.

DTC Participant Name:___________________________________________________________

DTC Participant Number:_________________________________________________________

Beneficial Holder Account Number Reference:________________________________________

DTC Participant Contact Name:___________________________________________________

DTC Participant Contact Telephone:________________________________________________

DTC Participant Contact Email:____________________________________________________

(ii)	Registration Information for the Direct Registration of Rights Offering Securities.

If neither Item 3(b)(i) nor 3(b)(ii) is completed, as applicable, the Rights Offering Securities will be registered in the holder’s name, as such name is reflected on the official claims register maintained by the Subscription Agent.

Registered Holder Name3: ________________________________________________________

Registered Holder Name (continued from above, if necessary): __________________________

Address 1: ____________________________________________________________________

Address 2: ____________________________________________________________________

City, State, and Zip Code: ________________________________________________________

Foreign Country Name: __________________________________________________________

[3]	The name of the registered holder must be as it appears on the Claims Register.

4

Telephone Number: _____________________________________________________________

E-Mail Address: ________________________________________________________________

U.S. Tax Identification Number: ___________________________________________________

Check here if non-US (no TIN)  ☐

Please indicate the “account type” that may be used in connection with registration of your Rights Offering Securities.

Please check only one box:

☐	INDIVIDUAL ACCOUNT;

☐	IRA ACCOUNT;

☐	CORPORATIONS (S-CORP): (ASSOCIATED, ASSOCIATES, ASSOCIATION, CO, CO.

☐

COMPANY, CORP, CORPORATE/PARTNER, ENTERPRISE(S), FUND, GROUP, INCORPORATED, INC, INTERNATIONAL, INTL, LIMITED, LTD, LIFETIME LIMITED COMPANY, LLC, L.L.C, PARTNER, PARTNERS, PLC, PUBLIC LIMITED COMPANY);

☐	PARTNERSHIP: (LP, L P, L.P., LLP, LIMITED PARTNERSHIP, LIFETIME LIMITED PARTNERSHIP);

☐	BANK;

☐	NOMINEE ACCOUNTS;

☐	THE NEW C-CORP;

☐

NON-PROFIT: (CEMETERY, CHURCH, COLLEGE, COMMISSION FOR CHILDREN WITH, COMMISSION FOR HANDICAPPED, COMMISSION MINISTRIES INC, COMMISSION OF PUBLIC WORKS, COMMISSION OF BANKING & FOUNDATIONS, HOSPITAL, SCHOOL, SYNAGOGUE, UNIVERSITY);

☐

FIDUCIARY ACCOUNT: (CUSTODIAN, CO-TRUSTEE, ESTATE, EXECUTOR, EXECUTRIX FBO, F/B/O, FAO, FIDUCIARY TRUST, ITF, LIFE TEN, PENSION PLAN, INDIVIDUAL NAME PROFIT SHARING PLAN, RETIREMENT PLAN, 401K PLAN, SELL TRANSFER PLEDGE , STATE UNIFORM TRANSFER RO MINOR’S ACT, TTEE, TTEES, UW, UTMA, UGMA, USUFRUCT, UNIFIED, UNIF GIFT MIN ACT, UNIF TRUST MIN ACT, UNIFIED GIFT TO MINORS ACT, UNIFORM GIFT TO MINORS, UNIFORM TRANSFER TO MINORS, GRAT (GRANTOR ANNUNITY TRUST);

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☐	TENANTS IN COMMON;

☐	TENANTS BY ENTIRETY: (TEN ENT, TENANTS ENT, TENANTS ENTIRETY, TENANTS BY ENTIRETY, TENANTS BY ENTIRETIES);

☐	JOINT TENANTS: (JT TEN, JT TEN WROS, JT WROS, J/T/W/R/S, JOINT TENANCY, JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, JT OWNERSHIP, IF JT ACCOUNT WITH TOD); or

☐	COMMUNITY PROPERTY: (COM PROP, COMM PROP, COM PROPERTY, COMM PROPERTY, MARITAL PROPERTY, HWACP, HUSBAND & WIFE AS COMMUNITY PROPERTY).

Item 4. Certification.

The undersigned hereby certifies that (a) the undersigned is the beneficial holder of the Eligible Claims above, or the authorized signatory (the “Authorized Signatory”) of such beneficial holder acting on behalf of the Holder, (b) the Holder has reviewed a copy of the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) and (c) the Holder understands that the exercise of the rights under the Rights Offering is subject to all the terms and conditions set forth in the Plan, the Rights Offering Procedures and, if applicable, the Backstop Commitment Agreement.

The Holder (or the Authorized Signatory on behalf of such Holder) acknowledges that, by executing this Subscription Form, the Eligible Holder named below (i) has elected to subscribe for Rights Offering Securities for the Subscription Price designated in Item 2b above and (ii) will be bound to pay such Subscription Price for Rights Offering Securities it has subscribed for.

Date:

Name of Eligible Holder:

U.S. Federal Tax EIN/SSN:

If non-U.S. person, check here and attach appropriate IRS Form W-8 ☐

If U.S. person, check here and attach IRS Form W-9 ☐

Signature:

Name of Signatory:

Title:

Telephone Number:

Email:

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Item 5. Representations, Warranties and Agreements

By returning this Subscription Form, the Eligible Holder hereby agrees, acknowledges and certifies the following:

(1)

If (i) it is resident of or located in the European Economic Area that it is a qualified investor as defined in Regulation (EU) 2017/1129 (the “Prospectus Regulation”); or (ii) it is resident of or located in the United Kingdom (the “UK”) that it is a qualified investor as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018; and, accordingly is:

(A)	An entity required to be authorised or regulated to operate in the financial market, being one of the following:

(i)	a credit institution;

(ii)	an investment firm;

(iii)	another authorised or regulated financial institution;

(iv)	an insurance company;

(v)	a collective investment scheme or a management company of such scheme;

(vi)	a pension funds and management companies of such funds;

(vii)	a commodity and commodity derivatives dealers;

(viii)	a local;

(ix)	another institutional investor;

(B)	A large undertaking meeting two of the following size requirements on a company basis:

— balance sheet total: EUR 20 000 000

— net turnover: EUR 40 000 000

— own funds: EUR 2 000 000;

7

(C)	A body or entity representing or owned or controlled by a national and regional government, for example, a public body that manages public debt at national or regional level;

(D)	A central bank, an international or supranational institution, such as the World Bank, the IMF, the ECB, the EIB; or another similar international organization;

(E)	Another institutional investor whose main activity is to invest in financial instruments, including entities dedicated to the securitisation of assets or other financing transactions,

(F)

A person or entity other than one falling in one of the categories set out immediately above, who has, on request, been categorized as a professional client by an appropriately authorised investment firm subject to the supervision of a financial regulatory authority in a member state of the EEA or in the United Kingdom in accordance with Section II of that Annex.

(2)

It has not offered or sold and will not offer or sell any Rights Offering Securities to any person established or with a registered office in (1) any member state of the EEA unless such person is a qualified investor as defined in the Prospectus Regulation; or (2) the UK unless such person is a qualified investor, as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018, and that is (i) an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “FPO”) and/or (ii) a high net worth company (or any other person to whom an offer or sale may otherwise be lawfully communicated falling within Article 49(2) (a) to (d) of the FPO).

Item 6. Wire Information in the Event a Refund Is Necessary.

Account Name:

Bank Account No.:

ABA/Routing No.:

SWIFT Instructions (as applicable):

Bank Name:

Bank Address:

Reference:

Once completed, you must return this Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) to the Rights Offering Subscription Agent at or before the Rights Offering Expiration Time.

8

Your completed Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) should be emailed, mailed, or delivered by you to the following address or email address:

If making physical delivery:

By First-Class Mail: [________]	By Hand Delivery or Overnight Mail: [________]

If submitting via email: Tabulation@Epiqglobal.com (please reference “Noble Subscription Form” in the subject line). Holders who return a Subscription Form by electronic mail should NOT also submit a paper Subscription Form.

Your completed Subscription Form should only be submitted via ONE approved method of return.

The method of delivery of the applicable Subscription Form and any other required documents is at each Eligible Holder’s option and sole risk, and delivery will be considered made only when actually received by the Rights Offering Subscription Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery at or prior to 5:00 p.m. New York City Time on the Rights Offering Expiration Time.

9

Exhibit 4

Subscription Form for Allowed General Unsecured Claims against Debtor Group C

(Other Than Priority Guaranteed Notes Claims or Legacy Notes Claims)

NOBLE CORPORATION PLC, ET AL.

SUBSCRIPTION FORM

FOR RIGHTS OFFERING1

FOR USE BY ELIGIBLE HOLDERS OF

ALLOWED GENERAL UNSECURED CLAIMS AGAINST DEBTOR GROUP C

(OTHER THAN PRIORITY GUARANTEED NOTES CLAIMS

OR LEGACY NOTES CLAIMS)

IN CONNECTION WITH THE DEBTORS’ DISCLOSURE STATEMENT

DATED OCTOBER 12, 2020

RIGHTS OFFERING EXPIRATION TIME

The Rights Offering Expiration Time is 5:00 p.m. New York City Time on November 13, 2020.

Please note that your Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) must be actually received by Epiq Corporate Restructuring, LLC (the “Rights Offering Subscription Agent”), along with a wire transfer of your Subscription Price to the Rights Offering Subscription Agent, at or prior to the Rights Offering Expiration Time or the subscription represented by your Subscription Form will not be recognized, and you will be deemed forever to have relinquished and waived your right to participate in the Rights Offering.

Eligible Holders must arrange for payment of the Subscription Price for their subscription to be received by the Rights Offering Subscription Agent at or prior to the Rights Offering Expiration Time.

The Rights Offering Securities distributed and issued pursuant to these Rights Offering Procedures are being distributed and issued by the Company pursuant to the Rights Offering without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided in section 1145 of the Bankruptcy Code to the maximum extent possible and, to the extent such exemption is unavailable, are issued solely to qualified holders in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, or another available exemption, as applicable.

None of the Subscription Rights or the Rights Offering Securities issuable upon exercise of such Subscription Rights distributed pursuant to the Rights Offering Procedures have been or will be registered under the Securities Act, nor any state or local law requiring registration for the offer or sale of a security.

[1]	Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Plan or the Rights Offering Procedures.

Please consult the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) for additional information with respect to this Subscription Form.

If you have any questions, please contact the Rights Offering Subscription Agent at [______].

SUBJECT TO THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING PROCEDURES, ALL SUBSCRIPTIONS SET FORTH IN THIS SUBSCRIPTION FORM ARE IRREVOCABLE.

To subscribe, fill out Items 1 and 2 and read and complete (where applicable) Items 3, 4, 5, and 6 below.

Item 1. Amount of Eligible Claims.

The undersigned, or the Holder on whose behalf the undersigned is executing this form, is a Holder of Allowed General Unsecured Claims against Debtor Group C2 (other than Priority Guaranteed Notes Claims or Legacy Notes Claims) (collectively, the “Class 5C Non-Notes Claims”) in the following aggregate principal amount(s) or that the person executing this form is an authorized signatory of that beneficial Holder.

Aggregate principal amount of Class 5C Non-Notes Claims held as of the Record Date:

$

For the avoidance of doubt, only holders of Allowed General Unsecured Claims against Debtor Group B or Debtor Group C are entitled to participate in the Rights Offering, and only with respect to such Allowed Claims. Subject to Section 9 of the Rights Offering Procedures, the eligibility of any exercise of Subscription Rights will be determined in good faith by the Debtors in consultation with the Requisite Backstop Parties, and, if necessary, subject to a final and binding determination by the Bankruptcy Court.

Item 2. Subscription Rights.

2a. Calculation of Maximum Number of Second Lien Notes. The maximum number of Second Lien Notes for which you may subscribe is calculated as follows

(Insert Principal Amount of Class 5C Non-Notes Claims)	X	[•]	=	(Maximum Second Lien Notes) (Round DOWN to nearest whole number)

2b. Subscription Price. The undersigned hereby elects to subscribe for Second Lien Notes for a Subscription Price equal to the amount shown below, on the terms and subject to the conditions set forth in the Rights Offering Procedures (Subscription Price automatically includes the related New Shares):

Insert the Aggregate Number of Second Lien Notes the Undersigned Elects to Subscribe For (amount should be less than or equal to “Maximum Second Lien Notes” from Item 2a above):		At $1.00010001 per $1.00 of Principal Amount		Subscription Price:

	X	$1.00010001	=	$

[2]	“Debtor Group C” means, collectively, the following Debtor: Noble Holding International Limited.

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Item 3. Payment Instructions and Rights Offering Securities Delivery Information.

3a. Payment Instructions.

For Eligible Holders of Non-Notes Claims, payment of the Subscription Price calculated pursuant to Item 2b above shall be made by wire transfer ONLY of immediately available funds by at or prior to the Rights Offering Expiration Time in accordance with the following instructions.

U.S. Wire Instructions:

Account Name :

Bank Account No.:

ABA/Routing No.:

Bank Name:

Bank Address:

Reference:

International Wire Instructions:

Correspondent/Intermediary Bank SWIFT:

Correspondent/Intermediary Bank Name:

Correspondent/Intermediary Bank Address:

Beneficiary Account Number:

Beneficiary Name:

Beneficiary Address:

Memo, Special Instructions, Originator to:

Beneficiary Information, Bank to Bank Information:

Please note that the failure to include the claimant name or form number in the reference field of any domestic or international wire payment may result in the rejection of the corresponding rights offering submission. In addition, please also note that payments cannot be aggregated, and one wire should be sent per Subscription Form submission.

3

PLEASE NOTE: NO RIGHTS OFFERING SUBMISSION WILL BE VALID UNLESS THIS SUBSCRIPTION FORM IS VALIDLY SUBMITTED ALONG WITH THE SUBSCRIPTION PRICE TO THE RIGHTS OFFERING SUBSCRIPTION AGENT ON OR PRIOR TO THE RIGHTS OFFERING EXPIRATION TIME.

3b. Rights Offering Securities Delivery Information.

(i)	Nominee Information for Receipt of Rights Offering Securities (If Applicable).

By completing the information in this Item 3(b)(i), a holder may, if applicable, designate a broker, bank, commercial bank, transfer agent, trust company, dealer, or other agent or nominee (as applicable, the “Nominee”) to receive the Rights Offering Securities in accordance with the practices and procedures of DTC, to be held by the Nominee in an account for the benefit of the holder.

DTC Participant Name:___________________________________________________________

DTC Participant Number:_________________________________________________________

Beneficial Holder Account Number Reference:________________________________________

DTC Participant Contact Name:___________________________________________________

DTC Participant Contact Telephone:________________________________________________

DTC Participant Contact Email:____________________________________________________

(ii)	Registration Information for the Direct Registration of Rights Offering Securities.

If neither Item 3(b)(i) nor 3(b)(ii) is completed, as applicable, the Rights Offering Securities will be registered in the holder’s name, as such name is reflected on the official claims register maintained by the Subscription Agent.

Registered Holder Name3: ________________________________________________________

Registered Holder Name (continued from above, if necessary): __________________________

Address 1: ____________________________________________________________________

Address 2: ____________________________________________________________________

City, State, and Zip Code: ________________________________________________________

[3]	The name of the registered holder must be as it appears on the Claims Register.

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Foreign Country Name: __________________________________________________________

Telephone Number: _____________________________________________________________

E-Mail Address: ________________________________________________________________

U.S. Tax Identification Number: ___________________________________________________

Check here if non-US (no TIN)  ☐

Please indicate the “account type” that may be used in connection with registration of your Rights Offering Securities.

Please check only one box:

☐	INDIVIDUAL ACCOUNT;

☐	IRA ACCOUNT;

☐	CORPORATIONS (S-CORP): (ASSOCIATED, ASSOCIATES, ASSOCIATION, CO, CO.

☐

COMPANY, CORP, CORPORATE/PARTNER, ENTERPRISE(S), FUND, GROUP, INCORPORATED, INC, INTERNATIONAL, INTL, LIMITED, LTD, LIFETIME LIMITED COMPANY, LLC, L.L.C, PARTNER, PARTNERS, PLC, PUBLIC LIMITED COMPANY);

☐	PARTNERSHIP: (LP, L P, L.P., LLP, LIMITED PARTNERSHIP, LIFETIME LIMITED PARTNERSHIP);

☐	BANK;

☐	NOMINEE ACCOUNTS;

☐	THE NEW C-CORP;

☐

NON-PROFIT: (CEMETERY, CHURCH, COLLEGE, COMMISSION FOR CHILDREN WITH, COMMISSION FOR HANDICAPPED, COMMISSION MINISTRIES INC, COMMISSION OF PUBLIC WORKS, COMMISSION OF BANKING & FOUNDATIONS, HOSPITAL, SCHOOL, SYNAGOGUE, UNIVERSITY);

☐

FIDUCIARY ACCOUNT: (CUSTODIAN, CO-TRUSTEE, ESTATE, EXECUTOR, EXECUTRIX FBO, F/B/O, FAO, FIDUCIARY TRUST, ITF, LIFE TEN, PENSION PLAN, INDIVIDUAL NAME PROFIT SHARING PLAN, RETIREMENT PLAN, 401K PLAN, SELL TRANSFER PLEDGE , STATE UNIFORM TRANSFER RO MINOR’S ACT, TTEE, TTEES, UW, UTMA, UGMA, USUFRUCT, UNIFIED, UNIF GIFT MIN ACT, UNIF TRUST MIN ACT, UNIFIED GIFT TO MINORS ACT, UNIFORM GIFT TO MINORS, UNIFORM TRANSFER TO MINORS, GRAT (GRANTOR ANNUNITY TRUST);

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☐	TENANTS IN COMMON;

☐	TENANTS BY ENTIRETY: (TEN ENT, TENANTS ENT, TENANTS ENTIRETY, TENANTS BY ENTIRETY, TENANTS BY ENTIRETIES);

☐	JOINT TENANTS: (JT TEN, JT TEN WROS, JT WROS, J/T/W/R/S, JOINT TENANCY, JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, JT OWNERSHIP, IF JT ACCOUNT WITH TOD); or

☐	COMMUNITY PROPERTY: (COM PROP, COMM PROP, COM PROPERTY, COMM PROPERTY, MARITAL PROPERTY, HWACP, HUSBAND & WIFE AS COMMUNITY PROPERTY).

Item 4. Certification.

The undersigned hereby certifies that (a) the undersigned is the beneficial holder of the Eligible Claims above, or the authorized signatory (the “Authorized Signatory”) of such beneficial holder acting on behalf of the Holder, (b) the Holder has reviewed a copy of the Plan, the Disclosure Statement, and the Rights Offering Procedures (including the Rights Offering Instructions included therein) and (c) the Holder understands that the exercise of the rights under the Rights Offering is subject to all the terms and conditions set forth in the Plan, the Rights Offering Procedures and, if applicable, the Backstop Commitment Agreement.

The Holder (or the Authorized Signatory on behalf of such Holder) acknowledges that, by executing this Subscription Form, the Eligible Holder named below (i) has elected to subscribe for Rights Offering Securities for the Subscription Price designated in Item 2b above and (ii) will be bound to pay such Subscription Price for Rights Offering Securities it has subscribed for.

Date:

Name of Eligible Holder:

U.S. Federal Tax EIN/SSN:

If non-U.S. person, check here and attach appropriate IRS Form W-8 ☐

If U.S. person, check here and attach IRS Form W-9 ☐

Signature:

Name of Signatory:

Title:

Telephone Number:

Email:

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Item 5. Representations, Warranties and Agreements

By returning this Subscription Form, the Eligible Holder hereby agrees, acknowledges and certifies the following:

(1)

If (i) it is resident of or located in the European Economic Area that it is a qualified investor as defined in Regulation (EU) 2017/1129 (the “Prospectus Regulation”); or (ii) it is resident of or located in the United Kingdom (the “UK”) that it is a qualified investor as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018; and, accordingly is:

(A)	An entity required to be authorised or regulated to operate in the financial market, being one of the following:

(i)	a credit institution;

(ii)	an investment firm;

(iii)	another authorised or regulated financial institution;

(iv)	an insurance company;

(v)	a collective investment scheme or a management company of such scheme;

(vi)	a pension funds and management companies of such funds;

(vii)	a commodity and commodity derivatives dealers;

(viii)	a local;

(ix)	another institutional investor;

(B)	A large undertaking meeting two of the following size requirements on a company basis:

— balance sheet total: EUR 20 000 000

— net turnover: EUR 40 000 000

— own funds: EUR 2 000 000;

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(C)	A body or entity representing or owned or controlled by a national and regional government, for example, a public body that manages public debt at national or regional level;

(D)	A central bank, an international or supranational institution, such as the World Bank, the IMF, the ECB, the EIB; or another similar international organization;

(E)	Another institutional investor whose main activity is to invest in financial instruments, including entities dedicated to the securitisation of assets or other financing transactions,

(F)

A person or entity other than one falling in one of the categories set out immediately above, who has, on request, been categorized as a professional client by an appropriately authorised investment firm subject to the supervision of a financial regulatory authority in a member state of the EEA or in the United Kingdom in accordance with Section II of that Annex.

(2)

It has not offered or sold and will not offer or sell any Rights Offering Securities to any person established or with a registered office in (1) any member state of the EEA unless such person is a qualified investor as defined in the Prospectus Regulation; or (2) the UK unless such person is a qualified investor, as defined in the Prospectus Regulation as retained in the UK pursuant to the European Union (Withdrawal) Act 2018, and that is (i) an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “FPO”) and/or (ii) a high net worth company (or any other person to whom an offer or sale may otherwise be lawfully communicated falling within Article 49(2) (a) to (d) of the FPO).

Item 6. Wire information in the event a refund is necessary.

Account Name:

Bank Account No.:

ABA/Routing No.:

SWIFT Instructions (as applicable):

Bank Name:

Bank Address:

Reference:

Once completed, you must return this Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) to the Rights Offering Subscription Agent at or before the Rights Offering Expiration Time.

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Your completed Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) should be emailed, mailed, or delivered by you to the following address or email address:

If making physical delivery:

By First-Class Mail: [________]	By Hand Delivery or Overnight Mail: [________]

If submitting via email: Tabulation@Epiqglobal.com (please reference “Noble Subscription Form” in the subject line). Holders who return a Subscription Form by electronic mail should NOT also submit a paper Subscription Form.

Your completed Subscription Form should only be submitted via ONE approved method of return.

The method of delivery of the applicable Subscription Form and any other required documents is at each Eligible Holder’s option and sole risk, and delivery will be considered made only when actually received by the Rights Offering Subscription Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery at or prior to 5:00 p.m. New York City Time on the Rights Offering Expiration Time.

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Exhibit B

Form of Joinder Agreement - Issuer

JOINDER AGREEMENT

This joinder agreement (this “Joinder Agreement”) to the Backstop Commitment Agreement, dated October 12, 2020 (as amended, supplemented or otherwise modified from time to time, the “Backstop Agreement”), between Noble Corporation plc, the other Debtors (as defined in the Backstop Agreement) and the Backstop Parties (as defined in the Backstop Agreement) is executed and delivered by [●] (the “Joining Party”) as of [●]. Each capitalized term used but not defined herein shall have the meaning set forth in the Backstop Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Backstop Agreement, a copy of which is attached to this Joinder Agreement as Exhibit A (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions thereof), as [Parent Issuer][Subsidiary Issuer] for all purposes under the Backstop Agreement.

2. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned Joining Party has executed this Joinder Agreement on the _____ day of _______________.

[Joining Party]

By:
Name:
Title:

[Signature Page to Issuer Joinder]

EXHIBIT A

Backstop Agreement

[See attached.]

Exhibit C

Form of Joinder Agreement – Ultimate Subscriber

JOINDER AGREEMENT

This joinder agreement (this “Joinder Agreement”) to the Backstop Commitment Agreement, dated October 12, 2020 (as amended, supplemented or otherwise modified from time to time, the “Backstop Agreement”), between Noble Corporation plc, the other Debtors (as defined in the Backstop Agreement) and the Backstop Parties (as defined in the Backstop Agreement) is executed and delivered by [●] (the “Joining Party”) as of [●]. Each capitalized term used but not defined herein shall have the meaning set forth in the Backstop Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Backstop Agreement, a copy of which is attached to this Joinder Agreement as Exhibit A (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions thereof), as a Backstop Party for all purposes under the Backstop Agreement.

2. Representations and Warranties. The Joining Party hereby makes, as to itself only, the representations and warranties of the Backstop Parties set forth in Article V of the Backstop Agreement.

3. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned Joining Party has executed this Joinder Agreement on the _____ day of _______________.

[Joining Party]

By:
Name:
Title:

[Signature Page to Ultimate Subscriber Joinder]

EXHIBIT A

Backstop Agreement

[See attached.]